PROSPECTUS FOR

                              TRANSACCUMULATOR VUL

           A Flexible Premium Variable Universal Life Insurance Policy


                                    Issued By

                 Transamerica Occidental Life Insurance Company

              Offering 31 Sub-Accounts Under Separate Account VUL-6

                         In Addition to a Fixed Account

                     Portfolios Associated with Sub-Accounts



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                   AEGON/Transamerica Capital Guardian Global
                    AEGON/Transamerica Capital Guardian Value
                 AEGON/Transamerica Federated Growth and Income
                     AEGON/Transamerica Transamerica Equity
                  AEGON/Transamerica Transamerica Money Market
                          AEGON/Transamerica Van Kampen
                                 Emerging Growth
                         Alger American Income & Growth
                     Alliance VP Growth and Income - Class B
                      Alliance VP Premier Growth - Class B
                  Dreyfus Investment Portfolios - MidCap Stock
                           Portfolio - Initial Shares
                  The Dreyfus Socially Responsible Growth Fund,
                              Inc. - Initial Shares
                 Dreyfus Variable Investment Fund - Appreciation
                           Portfolio - Initial Shares
     Dreyfus Variable Investment Fund - Small Cap Portfolio - Initial Shares
             Fidelity VIP Contrafund(R) Portfolio - Service Class 2
             Fidelity VIP Equity Income Portfolio - Service Class 2

                   Fidelity VIP Index 500 Portfolio - Service
                                     Class 2
                        Franklin Small Cap Fund - Class 2
                   Franklin Small Cap Value Securities Fund -
                                     Class 2
                  Franklin Technology Securities Fund - Class 2
                  Janus Aspen Series Balanced - Service Shares
                  Janus Aspen Series Worldwide Growth - Service
                                     Shares
                          MFS(R) Emerging Growth Series
                          MFS(R) Investors Trust Series
                             MFS(R) Research Series
                   Miller Anderson UIF Core Plus Fixed Income
                         Miller Anderson UIF High Yield
                         OCC Accumulation Trust Managed
                        OCC Accumulation Trust Small Cap
                     PIMCO VIT StocksPLUS Growth & Income -
                                   Admin Class
                     Van Kampen UIF Emerging Markets Equity
                       Van Kampen UIF International Magnum


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                                        5
Please note that the policies and the portfolios are not guaranteed to achieve their goals and are subject to risks, including possible loss of amount invested. Please read this prospectus carefully and keep it for future reference. It should be read with the current prospectus for the portfolios.

Neither the SEC nor the state securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Securities and Exchange Commission maintains a web site (http:\\www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.


                 Transamerica Occidental Life Insurance Company
                             4333 Edgewood Rd., N.E.
                             Cedar Rapids, IA 52499
                           http://www.transamerica.com

                                                       May 1, 2002

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                                                    TABLE OF CONTENTS


DEFINITIONS...............................................................................................4
SUMMARY 8 TABLES OF FEES AND
EXPENSES...............................................................................
11 TABLE OF SEPARATE ACCOUNT INVESTMENT OPTIONS AND INVESTMENT
ADVISERS...................................... 21 DESCRIPTION OF TRANSAMERICA,
THE SEPARATE ACCOUNT AND THE PORTFOLIOS..................................... 23
         Transamerica Occidental Life Insurance Company................................................... 23
         Insurance Marketplace Standards Association...................................................... 23
         The Separate Account............................................................................. 23
         The Portfolios................................................................................... 23
         Portfolios Not Publicly Available................................................................ 26
CHARGES AND DEDUCTIONS.................................................................................... 26
         Administrative Charge............................................................................ 26
         Surrender Penalty................................................................................ 27
         Allocation Change Charge......................................................................... 29
         Monthly Deductions Allocation Election Change Charge............................................. 29
         Transfer Fee..................................................................................... 29
         Additional Illustrations......................................................................... 30
         Accelerated Death Benefit Rider.................................................................. 30
         Monthly Deduction................................................................................ 30
         Example of Monthly Deduction Calculation......................................................... 34
         Reinstatement Interest Charges................................................................... 36
         Portfolio Expenses............................................................................... 36
         Possible Tax Charge.............................................................................. 36
         Sales in Special Situations......................................................................
THE POLICY................................................................................................ 36
         Owner............................................................................................ 37
         Beneficiary...................................................................................... 37
         Application for a Policy......................................................................... 37
         Life Insurance Qualification..................................................................... 39
         Conversions of Term Life Insurance Policies...................................................... 41
         Minimum Initial Face Amount...................................................................... 41
         Supplemental Adjustable Life Insurance Rider..................................................... 41
         Effective Date of Coverage....................................................................... 42
         Policy Date...................................................................................... 42
         Backdating a Policy.............................................................................. 42
         Reallocation Date................................................................................ 43
         Free Look Period................................................................................. 43
         Transfers........................................................................................ 43
         Other Restrictions on Transfers.................................................................. 44
         Dollar Cost Averaging or DCA..................................................................... 44
         Automatic Account Rebalancing or AAR............................................................. 45
         Telephone Access Privilege....................................................................... 46
DEATH BENEFIT............................................................................................. 46
         Proof of Death................................................................................... 47
         Death Benefit Options............................................................................ 47
         Transfers After Insured's Death.................................................................. 48
         Settlement Provisions............................................................................ 49
         Option to Change the Face Amount................................................................. 49
PREMIUMS  50
         No-Lapse Guarantee............................................................................... 50
         Cumulative Premium Requirement................................................................... 51
         Premium Limitations.............................................................................. 51
         Continuation of Insurance........................................................................ 52
ALLOCATION OF PREMIUMS.................................................................................... 52
ALLOCATION OF NET PREMIUMS................................................................................ 54
         Initial Premium.................................................................................. 54
         Subsequent Premiums.............................................................................. 54
         Crediting of Net Premiums Before Reallocation Date............................................... 54
UNITS AND UNIT VALUES..................................................................................... 54
         Valuation of Units............................................................................... 54
         Unit Values...................................................................................... 55
ACCUMULATION VALUE........................................................................................ 55
         Determination of Accumulation Value.............................................................. 55
         Sub-Accounts..................................................................................... 55
         Fixed Account.................................................................................... 56
         Loan Account..................................................................................... 56
         Partial Surrenders............................................................................... 56
         Surrender Penalty Free Withdrawals............................................................... 58
NONFORFEITURE OPTION - FULL SURRENDER..................................................................... 58
POLICY LOANS.............................................................................................. 58
         Carryover Loans..................................................................................
         Loan Repayment................................................................................... 59
         Loan Interest.................................................................................... 60
         Effect of Policy Loans........................................................................... 60
GRACE PERIOD.............................................................................................. 60
REINSTATEMENT............................................................................................. 61
OTHER BENEFITS............................................................................................ 62
         Supplemental Adjustable Life Insurance Rider..................................................... 62
         Extended No-Lapse Guarantee Rider................................................................ 65
         Accelerated Death Benefit Option Endorsement..................................................... 67
         Guaranteed Insurability Rider.................................................................... 69
         Accident Indemnity Rider......................................................................... 69
         Waiver Provision Rider........................................................................... 70
         Insurance on Children Rider...................................................................... 70
         Extra Surrender Penalty Free Withdrawal Endorsement.............................................. 71
         Option for Additional Insurance Endorsement...................................................... 71
         Surrender Penalty Deferral Endorsement........................................................... 71
OTHER POLICY PROVISIONS................................................................................... 72
         Guaranteed Exchange Option....................................................................... 72
         Incontestability of the Policy................................................................... 74
         Suicide.......................................................................................... 74
         Delay of Payments................................................................................ 75
         Misstatement of Age or Sex in the Application.................................................... 75
FEDERAL TAX CONSIDERATIONS................................................................................ 75
         Transamerica Occidental Life Insurance Company and
            The Separate Account.......................................................................... 75
         Taxation of the Policies......................................................................... 76
         Withholding...................................................................................... 76
         Policy Loans..................................................................................... 76
         Interest Disallowance............................................................................ 76
         Modified Endowment Contracts..................................................................... 77
         Distributions Under Modified Endowment Contracts................................................. 77
         Special Rules for Pension Plans.................................................................. 77
VOTING RIGHTS............................................................................................. 78
REPORTS   78
DIRECTORS AND PRINCIPAL OFFICERS OF
         TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY................................................... 79
PERFORMANCE INFORMATION................................................................................... 81
DISTRIBUTION.............................................................................................. 82
LEGAL PROCEEDINGS......................................................................................... 82
ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS.......................................................... 82
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS............................................................. 83
FURTHER INFORMATION....................................................................................... 83
APPENDIX A - THE FIXED ACCOUNT............................................................................A-1
APPENDIX B - SETTLEMENT OPTIONS...........................................................................B-1
APPENDIX C - ILLUSTRATIONS OF DEATH BENEFIT,
         ACCUMULATION VALUES AND ACCUMULATED PAYMENTS.....................................................C-1
APPENDIX D - DEATH BENEFIT FACTORS........................................................................D-1
APPENDIX E - SURRENDER PENALTY............................................................................E-1
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DEFINITIONS

Accumulation Value of the policy is the sum of the accumulation value of the base policy and the accumulation value of each layer.

Administrative Office is our office at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152.

o Our mailing address for all written requests and other correspondence is:

                 Transamerica Occidental Life Insurance Company
                       Attention: VUL Administration Unit
                                   Box 417002
                        Kansas City, Missouri 64141-7002

o        Our address for express delivery is:

                 Transamerica Occidental Life Insurance Company
                       Attention: VUL Administration Unit
                         1100 Walnut Street, Suite 2300
                        Kansas City, Missouri 64106-2152

  o We have a separate address for premium and loan payments. That address is:

                 Transamerica Occidental Life Insurance Company
                                                  P.O. Box 847546
                            Dallas, Texas 75284-7546

o For express delivery of premium and loan payments, please use:

                 Transamerica Occidental Life Insurance Company
                      c/o Bank of America Lock Box Services
                                 Lock Box 847546
                           1401 Elm Street, 5th Floor
                               Dallas, Texas 75202

o Our toll-free customer service telephone number is:

                                 (866) TIIG-VUL
                                       or
                                 (866) 844-4885

Age is the insured's age on his or her nearest birthday.

Age at Issue is the insured's age on the policy date for the base policy, on the layer date for a layer, on the rider date for the supplemental coverage rider, and on the rider layer date for a rider layer.

Associated Supplemental Coverage Segment is:

a) for the base policy, a supplemental coverage rider having a rider date the same as the policy date; and b) for a layer, a supplemental coverage rider having a rider date the same as a layer date, or a supplemental coverage rider layer having a rider layer date the same as a layer date.

Base Policy is the policy excluding any layers, riders and rider layers.

Base Policy Total Amount is the sum of:

a) the face amount of the base policy; plus

b) the face amount of any associated supplemental coverage segment.

These face amounts are shown in the policy data pages.

Basic Coverage is insurance provided on the insured under the base policy or a layer, excluding any riders.

Beneficiary is the person you designate to receive the policy death benefit.

Cash Value of the base policy or a layer is its accumulation value, less any surrender penalty that would be assessed on:

a) the base policy and any associated supplemental coverage segment; or

b) a layer and any associated supplemental coverage segment.

The policy's cash value is the policy's accumulation value less the surrender penalties that would be assessed on a full surrender of the policy. The policy's cash value reflects the effect of surrender penalties on each coverage segment from the policy's accumulation value.

Coverage Segment is each separate portion of coverage on the policy. Each of the following is a coverage segment: (a) the base policy; (b) each layer; (c) supplemental coverage rider; and (d) each rider layer under a supplemental coverage rider.

Date of Issue is the date used to measure the period of time during which the Incontestability and the Suicide exclusion provisions are in effect.

Death Benefit is the amount payable to the beneficiary when the insured dies. Policy debt and any amounts due during the grace period to pay for insurance coverage will be deducted from the death benefit before payment is made.


Death Benefit Discount Factor is 0.99754. This factor is used in the calculation of the net amount at risk for purposes of determining the monthly deductions.

Death Benefit Factors are used to determine the death benefit under the life insurance qualification test, as described in the DEATH BENEFIT - Death Benefit Options section. The death benefit factors are shown in APPENDIX D - DEATH BENEFIT FACTORS.

Delivery Requirement is any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

Designated Individual is the person upon whose life expectancy a settlement option may be based and upon whose life continued payments under a settlement option may depend.

Extended No-Lapse Period is the total number of months during which timely payment of the monthly extended no-lapse premium, adjusted for partial withdrawals, policy debt and premium refunds, may prevent the policy from going into default. The period begins on the policy date and ends immediately before the anniversary nearest the insured's 100th birthday.

Face Amount is used to determine the death benefit. The face amount of the policy is the sum of the face amounts for each coverage segment. These amounts are shown in the data pages for your policy.

Fixed Account is one of the investment options under the policy. The fixed account is a part of our general account. The net premiums you allocate to the fixed account and the portion of the accumulation value in the fixed account will earn interest at fixed interest rates declared by us from time to time. The total accumulation value in the fixed account is equal to the accumulation value in the fixed account for the base policy and the accumulation value in the fixed account for all layers.

Free Look Period is the initial period of time after you first receive the policy during which you have the right to examine and return the policy for a refund.



General Account represents all our assets other than those held in Separate Account VUL-6 and our various other separates accounts.

Gross Premium is 100% of any premium.

Internal Revenue Code (IRC or Code) is the Internal Revenue Code of 1986, as amended, and its rules and regulations.

Investment Option is the fixed account or any sub-account of the separate account.

Lapse is the termination of the policy at the end of the grace period.

Layer is coverage provided by an increase in the face amount after the policy has been issued.

Layer Date is the effective date of a layer. It is used to determine layer anniversaries and layer years.

Layer Total Amount for each layer is the sum of:

a) the face amount of basic coverage under a layer; plus

b) the face amount of any associated supplemental coverage.

We will issue new policy data pages showing this amount.

Layer Year is a twelve-month period beginning on the layer date, and each twelve-month period thereafter.

Loan Account is part of the fixed account. The loan account includes outstanding loans. The loan account of the policy is equal to the sum of the loan account for the base policy and the loan account for each layer. The loan account is not an investment option.

Maximum Loan Amount is the largest amount you may borrow under the policy. There is a maximum loan amount for the base policy and for each layer.

Monthly Deduction is the set of charges we deduct from the accumulation value of the policy on the policy date and on each succeeding monthly policy date. Monthly deductions cease on the policy anniversary nearest age 100.

Monthly Extended No-Lapse Premium is the minimum amount of premium that you must pay for the policy each month during the extended no-lapse period to keep the Extended No-Lapse Guarantee Rider in effect. The initial amount of the monthly extended no-lapse premium is shown in the policy data pages. The monthly extended no-lapse premium will be adjusted for partial withdrawals, policy debt and premium refunds. You may pay all or any part of this premium in advance, subject to the Premium Limitations provision.

Monthly No-Lapse Premium is the minimum amount of premium that you must pay for the policy each month during the 10-year no-lapse period to prevent the policy from going into default if the monthly deductions exceed the net cash value on any monthly policy date during the no-lapse period. The initial amount of the no-lapse premium is shown in the policy data pages. This amount will be adjusted for partial withdrawals, policy debt and premium refunds. You may pay all or any part of this premium in advance, subject to the Premium Limitations provision.

Monthly Policy Date is the date monthly deductions are taken. The first monthly policy date is the policy date. The monthly policy date is based on the policy date.

Net Amount at Risk is the difference between:

a) the death benefit multiplied by the monthly death benefit discount factor;
and

b) the accumulation value.

For purposes of determining the monthly deduction, the net amount at risk is determined separately for the base policy total amount and the layer total amount, based on the portion of the death benefit attributable to each.

Net Asset Value is the per share value of a portfolio as calculated by the portfolio and reported to us.

Net Cash Value of the policy is the cash value of the policy, less any policy debt. The net cash value of the base policy or a layer is its cash value less any policy debt allocated to the base policy or layer.

Net Premium is any gross premium minus an administrative charge.

No-Lapse Period is the total number of months during which timely payment of the monthly no-lapse premium will prevent the policy from going into default. The monthly no-lapse premium is adjusted to reflect partial withdrawals, policy debt and premium refunds. The period is the first ten policy years (first 120 policy months). The period is shown in the policy data pages and begins on the policy date.

Owner is the person or persons entitled to the rights under the policy while the insured is alive.

Partial Withdrawal is a withdrawal from the policy, including any surrender penalties assessed. A partial withdrawal is equal to the sum of a partial surrender in excess of the surrender penalty free withdrawal amount, plus the amount of surrender penalties associated with such partial surrender, plus the portion, if any, of the partial surrender which is a surrender penalty free withdrawal amount.

Payee is the person who has the right to receive payments under a settlement option. If you surrender the policy, you are the payee under any settlement option you elect. After the insured's death, the beneficiary is the payee under any settlement option you elect.

Policy Anniversary is an annual anniversary of the policy date.

Policy Date is the effective date of the policy. It is used to determine policy anniversaries and policy years.

Policy Debt is the sum of all outstanding policy loans plus accrued loan interest.

Policy Loan is indebtedness to us for a loan secured by the policy.

Portfolio is a mutual fund investment or other investment pool held in a sub-account.

Pro-rata is a proportionate allocation among the investment options. For the base policy, a pro-rata allocation is equal to the portion of the accumulation value in the base policy in an investment option, divided by the total accumulation value of the base policy, excluding the portion of the accumulation value equal to the outstanding loan. For a layer, a pro-rata allocation is equal to the portion of the accumulation value in the layer in an investment option divided by the total accumulation value for the layer, excluding the portion of the accumulation value equal to the outstanding loan. Except as otherwise provided in the policy, any fees, charges, reductions or deductions from the accumulation value will be allocated on a pro-rata basis, unless you choose the investment options to which you want to allocate these amounts according to the procedures we establish.

Reallocation Date is the date that net premiums initially allocated to the money market sub-account, plus any earnings on those net premiums, are transferred to one or more other sub-accounts of the separate account according to the premium allocation election then in effect. The Reallocation Date is the 25th calendar day following the date we approve the policy for issue. The date we approve the policy for issue is the first of the 25 calendar days.

Reinstate means to restore coverage after the policy has lapsed, subject to certain requirements.

Rider is an attachment to the policy that provides an additional benefit.

Rider Date is the effective date of the supplemental coverage rider added to the policy. The rider date is the same as the policy date if the rider is added when the base policy is issued. The rider date is the same as a layer date if the rider is added when a layer is added to the policy. The rider date is used to determine rider anniversaries and rider years.

Rider Layer Date is the effective date of a rider layer under the supplemental coverage rider. The rider layer date is the same date as the layer date of a layer added to the policy at the same time as the rider layer. The rider layer date is the date used to determine rider anniversaries and rider years

Rider Layer is coverage provided by an increase in face amount of the rider.

Separate Account is Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts. It consists of the sub-accounts under the policy.

Sub-Account is an investment option under the policy. It is a subdivision of the separate account which holds shares of a specific portfolio. The portion of the accumulation value in any sub-account may increase or decrease depending on the investment performance of the underlying portfolio.

Supplemental Coverage is the total amount of insurance provided under a supplemental adjustable life insurance rider (supplemental coverage rider) and rider layer.

Supplemental Coverage Rider is the Supplemental Adjustable Life Insurance Rider.

Target Amounts are amounts established by us that we use:

1. To allocate the following among coverage segments:

o        premiums;

o        partial surrenders and surrender penalty free withdrawals; and

2. To determine the applicable administrative charges to deduct from gross premiums.

Target amounts vary. Each coverage segment has its own target amount based on the face amount of the coverage segment; the insured's sex; the age at issue and underwriting classification. We may also use additional criteria to determine target amounts. The target amounts are shown in the policy data pages. The target amount for a coverage segment will change due to an increase or decrease in the face amount for that coverage segment or changes in underwriting classification for that coverage segment. Changes are reflected prospectively from the date of change.

Telephone Access Privilege is an option to transfer amounts between or among investment options, change your premium allocation, change your monthly deductions allocation or request a loan by telephone, within limits. The telephone access privilege will apply, unless you advise us in writing that you do not want this option. Unless you elect not to have the option available, you or your registered representative may exercise this option. We reserve the right to discontinue this option at any time.

Unit is a measure of interest in a sub-account.

Unit Value is the value of a unit on a given valuation date.

Valuation Date is any day that the stock market (New York Stock Exchange) is open for business. A valuation date ends when the stock market closes for the day, generally at 4 pm Eastern Time.

Valuation Period is the period between the close of business on one valuation date and the close of business on the next valuation date.

We, our, us, Company and Transamerica refer to Transamerica Occidental Life Insurance Company.

Written Request is a signed request in a form satisfactory to us that is received at our Administrative Office.

You and your means the owner of the policy.



SUMMARY

General

TransAccumulator VUL is a variable universal life insurance policy issued by Transamerica Occidental Life Insurance Company. The following summary is intended to provide a general description of the most important features of the policy. The remainder of the prospectus and the policy provide further detail. The policy's provisions may vary in some states.

The policy provides life insurance protection on the insured. We will pay a death benefit to the beneficiary if the insured dies while the policy is in force. While the policy is in force before the insured's death, you may request partial surrenders, policy loans and a full surrender, subject to applicable provisions and limitations.

When you apply for your policy, you choose, among other things:

o        The beneficiary for the policy;

o        The death benefit option you want on your policy;

o    The life insurance qualification test you want to apply to your policy; and

o Any optional benefits and riders, including the Supplemental Adjustable Life Insurance Rider, you want to add to your policy.

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives within 10 days after you receive the policy, or a longer period if required by state law. The amount you will receive if you exercise this right to cancel your policy varies according to state law. See Free Look Period on page 43 for more information.

Beneficiary

You select the beneficiary on the application and may generally change the beneficiary later. See the Beneficiary provisions on page 37 for more information.

Death Benefit Option

There are three death benefit options available. You must choose one option but, subject to our approval, you may change death benefit options until the policy anniversary nearest the insured's 100th birthday. The death benefit options are described in the DEATH BENEFIT section on page 46. The death benefit option chosen will affect the amount of the death benefit, the monthly no-lapse premiums and the monthly deductions for the policy. The death benefit option may also affect the amount and frequency of premium payments you must make to keep the policy in-force and the maximum premiums you may pay under the policy.

Life Insurance Qualification Test

At the time of application, you choose the life insurance qualification test for your policy to comply with Code Section 7702. You may elect either the guideline premium test or the cash value accumulation test. The election may not be changed after your policy is issued. Your election may affect the maximum amount of premium you may pay into the policy, the amount of the death benefit and the monthly deductions for the policy. See Life Insurance Qualification on page 39 for more information.

Optional Riders - Supplemental Coverage

You may elect additional insurance coverage under the supplemental adjustable life insurance rider, subject to our approval. This additional coverage is available only at the time of issue for the base policy or later only if you add a "layer" (discussed below). Monthly deductions, one of the charges under your policy, are increased for the supplemental coverage.

Supplemental coverage may result in higher accumulation values over time than would be achieved with an equal amount of basic coverage on the same insured with the same premium payments. These potential benefits arise because:

o Currently, the administrative charges on premiums up to target amounts during the first ten years are lower for supplemental coverage than for an equal amount of basic coverage for the same insured.

o Currently, we do not assess a monthly expense charge per thousand on the supplemental coverage.

As a result, the net premiums (premiums minus an administrative charge) credited to your accumulation value during the first ten years will be larger under the supplemental coverage segment of your policy than under an equivalent basic coverage segment, within limits. Also, the monthly expense charge per thousand for the supplemental coverage is less than the charge for an equivalent amount of basic coverage. The "monthly expense charge per thousand" is part of the monthly deduction taken from your policy's accumulation value.

However, the surrender penalty periods associated with the rider are longer than those for the basic coverage. You also bear the risk that we will increase the current administrative charges and monthly expense charges per thousand to their guaranteed maximums. The guaranteed maximum administrative charges on premiums each year to target amounts, as well as the guaranteed maximum monthly expense per thousand charges, are higher for the supplemental coverage than they are for basic coverage of the same amount for the same insured.

Optional Benefits - Layers

Subject to our approval, you may increase the face amount of insurance by adding one or more layers of additional coverage, beginning in the second policy year. Increases in face amount may include supplemental coverage in addition to the basic coverage issued under the new layer. You may also request a reduction of face amount. Generally, you will incur a surrender penalty if you reduce the face amount of your policy while a surrender penalty period is in effect on your policy.

Policy Provisions - Paying Premiums

After you pay the initial premium required to put the policy in force, you may pay subsequent premiums in any amount and at any time before the policy anniversary nearest the insured's 100th birthday, subject to the Premium Limitations provision.

Policy Provisions - Policy Lapse

If the net cash value of your policy is less than the monthly deductions due on any monthly policy date, your policy will go into default, except as otherwise provided under the no-lapse guarantee provision. If you wish to bring your policy out of default, you must pay the required amount before the end of the grace period. If you do not pay the required amount by the end of the grace period, your policy will lapse and you will not have any insurance coverage.

During the first ten policy years, if the premiums you pay, adjusted for premium refunds, partial withdrawals and policy debt, meet the cumulative premium requirements of the no-lapse guarantee, then your policy will not go into default, even if the monthly deductions exceed the net cash value of your policy on a monthly policy date. The monthly no-

lapse premium varies by policy and is shown in the policy data pages. The no-lapse guaranteed provision may vary by state and may not be available in all states.

An extended no-lapse guarantee rider is available if you request the rider at the time of application; you elect the level death benefit option (Option 1); and the insured is approved for an underwriting class without any extra ratings. This rider guarantees that your policy will not go into default due to monthly deductions exceeding net cash value on any monthly policy date before the policy anniversary nearest the insured's 100th birthday provided the rider provisions are satisfied. These provisions include satisfaction of a cumulative premium requirement as of each monthly policy date. The monthly extended no-lapse premium amount will vary by policy and will be shown in the policy data pages if you elect the rider. This rider also results in an increase in the monthly deductions taken from your policy's accumulation value. The rider will terminate if you change the death benefit option from the level option (Option 1).

Paying premiums, adjusted for premium refunds, partial withdrawals and policy loans, at least equal to the minimum no-lapse premiums for your policy can help prevent your policy from going into default during the no-lapse guarantee period. Paying only the minimum no-lapse premium amount, adjusted for premium refunds, partial withdrawals and policy debt, limits the potential for policy accumulation value and could result in your policy going into default immediately when the no-lapse guarantee period ends or when the no-lapse guarantee is otherwise terminated.

Even if you pay the premiums necessary to meet the cumulative premium requirements under a no-lapse guarantee provision or rider, your policy will still go into default if the policy debt exceeds the policy's accumulation value.

You should periodically review your policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of premium payments or reduce the policy debt by repaying some or all of the policy debt. We will send you premium notices based on the amounts you indicate on your application that you plan to pay, within limits. Except as otherwise provided under a no-lapse option, payment of premiums in specific amounts or on specific schedules does not assure you that your policy will remain in force. Likewise, failure to make scheduled premium payments does not automatically mean that your policy will go into default. Risks of Purchasing the Policy

There are certain risks associated with purchasing a variable universal life insurance policy. There is no guarantee that the investment objectives of the portfolios will be achieved. The accumulation value may be less than the aggregate premiums paid for the policy. Before investing, carefully read this prospectus and the prospectuses of the portfolios that accompany this prospectus.

Because of the substantial nature of the surrender penalties, the policy is not suitable for short-term investment purposes. Also, prospective purchasers should note that it may not be advisable to purchase a policy as a replacement for existing insurance.

Tax Considerations

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds your tax basis in the policy. Amounts received on full or partial surrenders in excess of your tax basis in the policy are treated as ordinary income. However, during the first 15 policy years, distributions from the policy that are required under Section 7702 of the Internal Revenue Code because of a reduction in policy benefits may be taxable as ordinary income without regard to the amount of prior partial surrenders, total premium paid or tax basis. Further, if your policy is a modified endowment contract, a MEC, you will pay income taxes on partial and full surrenders, loans or assignments of the policy to the extent of any gains in the policy on an "income out first" basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A policy can become a MEC if premium paid into the policy within the first seven policy years or at certain other times exceeds limits established by the Internal Revenue Code. For more information, see FEDERAL TAX CONSIDERATIONS. As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Unit values may decline, and policy performance may be worse than illustrated. A significant decline in unit values may cause the policy to lapse in a short period of time unless additional premiums are paid or loan repayments, if applicable, are made. If you choose the guideline premium test for your policy, you may not be able to pay additional premiums and may need to make loan repayments in order to keep the policy from going into default and ultimately lapsing.

If the policy terminates while a loan is outstanding, you will realize taxable income to the extent the loan balance (including accrued interest) exceeds your basis in the policy. Due to the possible volatility in the investment performance of the underlying portfolios, the policy could terminate (giving rise to tax consequences) at an unexpected time.



                           TABLES OF FEES AND EXPENSES

The following table lists the fees and expenses which apply to most policies and which you will pay when purchasing, owning and surrendering the policy. Refer to the CHARGES AND DEDUCTIONS section on page 26 for additional information.

                                Transaction Fees

-------------------------------- ------------------------------ ------------------------------ ------------------------
                                        When Charge is                     Amount                Policies From Which
Type of Fee                                Deducted                       Deducted               Charge is Deducted*
-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Administrative Charge for        Each premium payment to        7.6% of premiums. These are    All policies.
Premiums Allocated to Basic      target amount each year for    the guaranteed maximum rates
Coverage Segments                first 10 policy or layer       we may charge. We are
                                 years.                         currently
                                                                charging these
                                                                rates on
                                                                premiums
                                                                allocated to the
                                                                basic coverage
                                                                segments.

                                 Premium payments after 10 3.6% of premiums.
                                 These are policy or layer years and the
                                 guaranteed maximum rates excess premiums over target we may charge. We are amount each year during currently charging these first 10 policy or layer rates on premiums allocated years. to the basic coverage segments.

Administrative Charge for        Each premium payment to        Currently, 3.6% of premiums
Premiums Allocated to            target for first 10 rider or   for each rider or rider
Supplemental Coverage Segments   rider layer years.             layer year. The guaranteed
                                                                maximum we may charge is
                                                                8.6% of premiums.

                                                                3.6% of premiums.
                                 Premium payments after 10 rider or rider layer years and excess premiums over target amount during first 10 rider or rider layer years.

-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Surrender Penalty for base       Upon full surrender, partial   Equal to the surrender         All policies.
policy and layers                surrenders in excess of        penalty factor times each
                                 surrender penalty free         $1,000 of basic coverage on
                                 withdrawal amounts and         the base policy and on each
                                 decreases in face amount       layer. The factor generally
                                 during policy and layer        decreases each policy or
                                 years 1-12.                    layer year on the policy or
                                                                layer anniversary until the
                                                                end of the 12th policy or
                                                                layer year.

                                                                Surrender
                                                                penalty factors
                                                                vary by policy
                                                                and layer, based
                                                                on the
                                                                insured's:

-------------------------------- ------------------------------ ------------------------------ ------------------------

*For this column, the policies for which charge is deducted will be all policies on which the indicated transaction occurs.
                          Transaction Fees (continued)

-------------------------------- ------------------------------ ------------------------------ ------------------------
                                        When Charge is                     Amount                Policies From Which
Type of Fee                                Deducted                       Deducted               Charge is Deducted*
-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Surrender Penalty for base                                      o        age at issue,
  policy and layers                                             o        sex,
  (continued)                                                   o        smoker or
                                                                     non-smoker status, and
                                                                o        underwriting risk
                                                                     classification; and

                                                                by how many years the policy
                                                                and each layer, if any, have
                                                                been in force.

                                                                The maximum
                                                                surrender
                                                                penalty factor
                                                                is $45.50 for
                                                                each $1,000 of
                                                                basic coverage.
                                                                This surrender
                                                                penalty factor
                                                                applies to a
                                                                policy or a
                                                                layer consisting
                                                                of basic
                                                                coverage only,
                                                                issued to a
                                                                male, age 59,
                                                                qualifying for
                                                                our preferred
                                                                non-smoker risk
                                                                class. The
                                                                maximum
                                                                surrender
                                                                penalty factor
                                                                applies during
                                                                the first policy
                                                                or layer year.

Surrender Penalty for                                           Equal to the surrender
supplemental coverage                                           penalty factor times each
                                                                $1,000 of supplemental
                                 Upon full surrender, partial   coverage on a supplemental
                                 surrenders in excess of        coverage rider or rider
                                 surrender penalty free         layer.
                                 withdrawal amounts and
                                 decreases in face amount       The factor generally
                                 during rider or rider layer    decreases each rider or
                                 years 1-16.                    rider layer year on the
                                                                rider or rider
                                                                layer
                                                                anniversary
                                                                until the end of
                                                                the 16th rider
                                                                or rider layer
                                                                year.

                                                                Surrender
                                                                penalty factors
                                                                vary by rider
                                                                and rider layer,
                                                                based on the
                                                                insured's:

                                                                o        age at issue,
                                                                o        sex,
                                                                o        smoker or
                                                                     non-smoker status, and
                                                                o        underwriting
                                                                     classification; and

-------------------------------- ------------------------------ ------------------------------ ------------------------

*For this column, the policies for which charge is deducted will be all policies on which the indicated transaction occurs.

                          Transaction Fees (continued)

-------------------------------- ------------------------------ ------------------------------ ------------------------
                                        When Charge is                     Amount                Policies From Which
Type of Fee                                Deducted                       Deducted               Charge is Deducted*
-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Surrender Penalty for by how many years the rider supplemental coverage and each rider layer, if (continued) any, have been in force.

                                                                The maximum
                                                                surrender
                                                                penalty factor
                                                                for supplemental
                                                                coverage will
                                                                never be more
                                                                than the maximum
                                                                surrender
                                                                penalty factor
                                                                for basic
                                                                coverage shown
                                                                above.

-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Allocation Change Charge         On each change of allocation   $25. Currently waived.         All policies.
                                 of new premiums.

-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Monthly Deductions Allocation    On each change of              $25. Currently waived.         All policies.
Change Charge                    allocations of monthly
                                 deductions.

-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Transfer Fee                     On each transfer after 18 in   $25 from transfer amount.      All policies.
                                 a policy year.

-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Additional Illustrations         At time of request for each    $25. Currently waived.         All policies.
                                 illustration of values in
                                 excess of one each policy
                                 year.

-------------------------------- ------------------------------ ------------------------------ ------------------------
Riders and Other Benefits
o        Accelerated Death       At time of payment.            $250 for each payment made     All policies on which
     Benefit Rider                                              under the option.              benefit is paid.

-------------------------------- ------------------------------ ------------------------------ ------------------------

*For this column, the policies for which charge is deducted will be all policies on which the indicated transaction occurs.




The following table describes the charges and fees you will pay periodically during the time that you own the policy (not including portfolio expenses):

                      Charges Other than Portfolio Expenses

-------------------------------- ---------------------------- ------------------------------ ------------------------
                                       When Charge is                    Amount                Policies From Which
Type of Fee                               Deducted                      Deducted               Charge is Deducted*
-------------------------------- ---------------------------- ------------------------------ ------------------------
-------------------------------- ---------------------------- ------------------------------ ------------------------
Monthly Deduction                On each monthly policy       Varies as described below.     All policies.
                                 date starting with the       Sum of these five charges:
                                 policy date until the
                                 policy anniversary nearest   o        Monthly deduction
                                 the insured's 100th               rate times each $1,000
                                 birthday.                         of net amount at risk
                                                                   for the base policy and
                                                                   for each layer,
                                                                   respectively; plus
                                                              o        Monthly deduction
                                                                   for riders; plus
                                                              o        Policy fee; plus
                                                              o        Monthly Expense
                                                                   Charge Per Thousand of
                                                                   face amount on the base
                                                                   policy and for each
                                                                   layer, if any; plus
                                                              o        Monthly mortality
                                                                   and expense risk charge.

-------------------------------- ---------------------------- ------------------------------ ------------------------
o        Monthly Deduction                                    The monthly deduction rate     All policies.
     Rate, times each $1,000                                  times each $1,000 of the net
     of the net amount at risk                                amount at risk attributable
     for basic coverage on the                                to basic coverage on the
     base policy and Monthly                                  monthly policy date; rates
     Deduction Rate, times                                    vary by policy and insured.
     each $1,000 of the net
     amount at risk for basic                                 Different rates may apply to
     coverage on each layer,                                  the base policy and to each
     respectively.                                            layer, respectively. The
                                                              current monthly
                                                              deduction rate for
                                                              the base policy or
                                                              a layer will be
                                                              guaranteed for the
                                                              first policy or
                                                              layer year.

-------------------------------- ---------------------------- ------------------------------ ------------------------

*For this column, the policies for which charge is deducted will be all policies on which the indicated transaction occurs.




                Charges Other than Portfolio Expenses (continued)

-------------------------------- ---------------------------- ------------------------------ ------------------------
                                       When Charge is                    Amount                Policies From Which
Type of Fee                               Deducted                      Deducted               Charge is Deducted*
-------------------------------- ---------------------------- ------------------------------ ------------------------
Monthly Deduction
  (continued)

o        Monthly Deduction for
     Riders

>>       Supplemental            Part of monthly deduction    1.   A rate per $1,000 of      All policies on which
         Adjustable Life         from the base policy or           net amount at risk        the rider is in force.
         Insurance Rider         layer accumulation value          attributable to the
                                 during policy years when          rider or rider layer
                                 rider or any rider layer          associated with the
                                 is in effect.                     base policy and each
                                                                   layer, respectively.

                                                                   The rate will
                                                                   vary by
                                                                   policy and
                                                                   insured.

                                                                   Different
                                                                   rates may
                                                                   apply to the
                                                                   rider and to
                                                                   each rider
                                                                   layer,
                                                                   respectively.
                                                                   The current
                                                                   monthly
                                                                   deduction
                                                                   rate for the
                                                                   rider or each
                                                                   rider layer
                                                                   will be
                                                                   guaranteed
                                                                   for the first
                                                                   rider or
                                                                   rider layer
                                                                   year.

                                                              2.       Monthly Expense
                                                                   Charge Per Thousand for
                                                                   each $1,000 of face
                                                                   amount of the
                                                                   supplemental coverage
                                                                   rider and for each
                                                                   $1,000 of face amount
                                                                   of each supplemental
                                                                   coverage rider layer,
                                                                   respectively.

                                                                   The charge
                                                                   will vary by
                                                                   policy and
                                                                   insured.

                                                                   Different
                                                                   Monthly
                                                                   Expense
                                                                   Charges Per
                                                                   Thousand may
                                                                   apply to the
                                                                   rider and to
                                                                   each rider
                                                                   layer,
                                                                   respectively.
-------------------------------- ---------------------------- ------------------------------ ------------------------

*For this column, the policies for which charge is deducted will be all policies on which the indicated transaction occurs.




                Charges Other than Portfolio Expenses (continued)

-------------------------------- ---------------------------- ------------------------------ ------------------------
                                       When Charge is                    Amount                Policies From Which
Type of Fee                               Deducted                      Deducted               Charge is Deducted*
-------------------------------- ---------------------------- ------------------------------ ------------------------
Monthly Deduction
  (continued)

>>       Extended No-Lapse Part of monthly deduction A monthly charge equal to
         All policies on which Guarantee Rider from base policy $0.06 for each
         $1,000 of the rider is in force.
                                 accumulation value during    face amount of the policy.
                                 policy years when rider is
                                 in effect.

>>       Accident Indemnity Part of monthly deduction A monthly charge equal to
         All policies on which Rider from base policy the rider monthly deduction the rider is in force.
                                 accumulation value during    rate times the number of
                                 policy years when rider is   thousands of dollars of
                                 in effect.                   coverage amount under the
                                                              rider. The rate
                                                              varies by issue
                                                              age (age on the
                                                              layer date for
                                                              each layer,
                                                              respectively).

>>       Guaranteed Part of the monthly A monthly charge equal to All policies on which Insurability Rider deduction from base policy the rider monthly deduction the rider is in force.
                                 accumulation value during    rate times the number of
                                 policy years when rider is   thousands of dollars of
                                 in effect.                   insurance which may be
                                                              elected under the
                                                              rider. The rate
                                                              varies based on
                                                              the issue age and,
                                                              in California, by
                                                              the sex of the
                                                              insured. If the
                                                              Waiver Provision
                                                              Rider is issued on
                                                              the base policy,
                                                              the Waiver
                                                              Provision must
                                                              also be issued on
                                                              the Guaranteed
                                                              Insurability
                                                              Rider. An
                                                              additional charge
                                                              is assessed for
                                                              this, and the
                                                              rates for the
                                                              additional charge
                                                              vary by sex and
                                                              issue age.
>>       Insurance on Children   Part of monthly deduction                                   All policies on which
         Rider                   from base policy             A monthly charge equal to      the rider is in force.
                                 accumulation value during    $0.45 for each $1,000 of
                                 policy years when rider is   coverage.
                                 in effect.

-------------------------------- ---------------------------- ------------------------------ ------------------------

*For this column, the policies for which charge is deducted will be all policies on which the indicated transaction occurs.





                Charges Other than Portfolio Expenses (continued)

-------------------------------- ---------------------------- ------------------------------ ------------------------
                                       When Charge is                    Amount                Policies From Which
Type of Fee                               Deducted                      Deducted               Charge is Deducted*
-------------------------------- ---------------------------- ------------------------------ ------------------------
Monthly Deduction
  (continued)

>>       Waiver Provision Rider  Part of the monthly          A monthly charge equal to      All policies on which
                                 deduction from base policy   the rider monthly deduction    the rider is in force.
                                 accumulation value during    rate times the number of
                                 policy years when rider is   thousands of dollars of net
                                 in effect.                   amount at risk on each
                                                              coverage segment,
                                                              respectively. The
                                                              rate varies by the
                                                              insured's attained
                                                              age, sex, and
                                                              smoker or
                                                              non-smoker status
                                                              on the base
                                                              policy.

o        Policy Fee              Monthly fee is deducted      $6.00 per month during the     All.
                                 from base policy             first policy year. $10.00
                                 accumulation value.          per month maximum thereafter.

o        Monthly Expense         Monthly deduction from the   A rate for each $1,000 of      All.
     Charge Per Thousand.        accumulation value of the    face amount of the base
     Charge is a charge per      base policy or each layer,   policy and for each $1,000
     $1,000 of face amount of    respectively.                of face amount of each
     base policy and per                                      layer, respectively.
     $1,000 of face amount of
     each layer.                                              The rate will vary by policy
                                                              and insured.

                                                              Different rates
                                                              may apply to the
                                                              base policy and to
                                                              each layer,
                                                              respectively.

-------------------------------- ---------------------------- ------------------------------ ------------------------
o        Monthly Mortality and   Monthly deduction from the                                  All with accumulation
     Expense Risk Charge         accumulation value of the                                   value in one or more
                                 base policy and each layer                                  sub-accounts on the
                                 based on sub-account                                        monthly policy date.
                                 values and amount of
                                 charge:

                                 o        First 10 policy     Currently, one-twelfth of
                                      years                   0.65%; maximum guaranteed
                                                              monthly rate is one-twelfth
                                                              of 0.65%.

                                                              Currently, one-twelfth of
                                 o                            Policy years 11-20
                                                              0.15%; maximum
                                                              guaranteed monthly
                                                              rate is
                                                              one-twelfth of
                                                              0.40%.

                                                              Currently, 0.0%; maximum
                                 o        Policy years 21     guaranteed monthly rate is
                                      and later               one-twelfth of 0.25%.
-------------------------------- ---------------------------- ------------------------------ ------------------------

*For this column, the policies for which charge is deducted will be all policies on which the indicated transaction occurs.


                               Portfolio Expenses
  (as a percentage of assets after fee waiver and/or expense reimbursement)(1)

                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio                                                               Fees        Expenses     12b-1 Fees    Expenses
---------                                                               ----        --------     ----------    --------
AEGON/Transamerica Capital Guardian Global                             1.05%          0.29%          -          1.34%
AEGON/Transamerica Capital Guardian Value                              0.85%          0.09%          -          0.94%
AEGON/Transamerica Federated Growth and Income                         0.75%          0.11%          -          0.86%
AEGON/Transamerica Transamerica Equity(2)                              0.75%          0.10%          -          0.85%
AEGON/Transamerica Transamerica Money Market(3)                        0.35%          0.04%          -          0.39%
AEGON/Transamerica Van Kampen Emerging Growth                          0.80%                         -
                                                                                      0.12%                     0.92%
Alger American Income & Growth                                         0.625%                        -
                                                                                     0.095%                     0.72%
Alliance VP Growth and Income - Class B                                0.63%                       0.25%
                                                                                      0.04%                     0.92%
Alliance VP Premier Growth - Class B                                   1.00%                       0.25%
                                                                                      0.04%                     1.29%
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial       0.75%          0.14%          -          0.89%
Shares(4)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial           0.75%          0.03%          -          0.78%
Shares(4)
Dreyfus VIF - Appreciation Portfolio - Initial Shares(4)               0.75%          0.03%          -          0.78%
Dreyfus VIF - Small Cap Portfolio - Initial Shares(4)                  0.75%                         -
                                                                                      0.04%                     0.79%
Fidelity VIP Contrafund(R)Portfolio - Service Class 2(5)                0.58%          0.11%        0.25%        0.94%
Fidelity VIP Equity Income Portfolio - Service Class 2(5)              0.48%          0.11%        0.25%        0.84%
Fidelity VIP Index 500 Portfolio - Service Class 2(6)                  0.16%          0.12%        0.25%        0.53%
Franklin Small Cap Fund - Class 2(7) (8)                                                           0.25%
                                                                       0.45%          0.31%                     1.01%
Franklin Small Cap Value Securities Fund - Class 2(7) (8)              0.57%          0.20%        0.25%        1.02%
Franklin Technology Securities Fund - Class 2(7) (8)                                               0.25%
                                                                       0.52%          0.51%                     1.28%
Janus Aspen Series Balanced - Service Shares(9)                        0.65%                       0.25%
                                                                                      0.01%                     0.91%
Janus Aspen Series Worldwide Growth - Service Shares(9)                0.65%                       0.25%
                                                                                      0.04%                     0.94%
MFS(R)Emerging Growth Series(10)                                        0.75%                         -
                                                                                      0.12%                     0.87%
MFS(R)Investors Trust Series(10)                                        0.75%                         -
                                                                                      0.15%                     0.90%
MFS(R)Research Series(10)                                               0.75%                         -
                                                                                      0.15%                     0.90%
Miller Anderson UIF Core Plus Fixed Income(11) (12)                                                  -          0.70%
                                                                       0.39%          0.31%
Miller Anderson UIF High Yield(11) (12)                                                              -          0.80%
                                                                       0.47%          0.33%
OCC Accumulation Trust Managed(11)(13)                                 0.78%                         -
                                                                                      0.10%                     0.88%
OCC Accumulation Trust Small Cap(11) (13)                              0.80%          0.10%          -          0.90%
PIMCO VIT StocksPLUS Growth & Income - Admin Class(14)                 0.40%                         -
                                                                                      0.27%                     0.67%
Van Kampen UIF Emerging Markets Equity(11) (12)                        0.98%          0.87%          -          1.85%
Van Kampen UIF International Magnum(11) (12)                           0.62%          0.54%          -          1.16%

We may receive payment from some or all of the portfolios or their advisers in varying amounts that may be based on the amount of assets allocated to the portfolios. The payments are for administrative or distribution services.

The fee table information relating to the underlying portfolios was provided to us by the portfolios or their investment advisers, as we have not and cannot independently verify either the accuracy or completeness of such information. Actual expenses in future years may be higher or lower than these figures. These expenses are for the year ended December 31, 2001.



Notes to Fee Table:

(1) From time to time, the portfolio's investment advisers, each in its own discretion, may voluntarily waive all or part of their fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the Portfolio Expenses table are the expenses paid for 2001. The expenses shown in the table reflect a portfolio's adviser's waivers of fees or reimbursement of expenses, if applicable. It is anticipated that such waivers or reimbursements will continue for calendar year 2002. Without such waivers or reimbursements, the annual expenses for 2001 for certain portfolios would have been, as a percentage of assets, as follows:

                                                                                                       Total Portfolio
                                                              Management       Other      Rule 12b-1        Annual
     Portfolio                                                   Fees         Expenses       Fees          Expenses
     ---------                                                   ----         --------       ----          --------
     AEGON/Transamerica Transamerica Equity                      0.75%         0.16%           -            0.91%

     Fidelity VIP Index 500 Portfolio - Service Class 2          0.24%         0.12%         0.25%          0.61%
     Franklin Small Cap Fund - Class 2                           0.53%         0.31%         0.25%          1.09%
     Franklin Small Cap Value Securities Fund - Class 2          0.60%         0.20%         0.25%          1.05%
     Franklin Technology Securities Fund - Class 2               0.55%         0.51%         0.25%          1.31%
     Miller Anderson UIF Core Plus Fixed Income                  0.40%         0.31%           -            0.71%
     Miller Anderson UIF High Yield                              0.50%         0.33%           -            0.83%

     Van Kampen UIF Emerging Markets Equity                      1.25%         0.87%           -            2.12%
     Van Kampen UIF International Magnum                         0.80%         0.54%           -            1.34%

(2) The historical financial information for periods before May 1, 2002 has been derived from the financial history of the predecessor portfolio, the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc.

(3) Before May 1, 2002, this portfolio was sub-advised by J.P. Morgan Investment Management, Inc. Effective May 1, 2002, the management fee was reduced to 0.35%.

(4) The figures in the above Portfolio Expenses are for the initial share class for the fiscal year ended December 31, 2001. Current or future expenses may be higher or lower than the figures given. Please refer to the current prospectus for this portfolio for more complete information.

(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expense. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Had the fund's expense been reduced, the net total annual expenses would have been 0.83% for the Equity Income Portfolio and 0.90% for the Contrafund Portfolio, respectively.

(6) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.53%. This arrangement can be discontinued by the fund's manager at any time. Not including this reimbursement, the management fee, other expenses, 12 b-1 fee and total annual expenses in 2001 were 0.24%, 0.12%, 0.25% and 0.61%, respectively.

(7) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

(8) For the Franklin Small Cap Fund, the Franklin Small Cap Value Securities Fund and the Franklin Technology Securities Fund, the managers had agreed in advance to make estimated reductions of 0.08%, 0.03% and 0.03%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Without these reductions, the total annual Fund operating expenses are estimated to be 1.09%, 1.05% and 1.31%, respectively.
(9) Expenses are based upon expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any expense offset arrangements.



(10) Each series has an expense offset arrangement which reduces the series custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore, higher than the actual expenses of the series. Had these fee reductions been taken into account, the fees shown in the "Portfolio Expenses" table, which are a percentage of assets after fee waivers and expense reimbursements, would be lower for certain series and would equal 0.86% for Emerging Growth Series, 0.89% for Investors Trust Series and 0.89% for Research Series.
(11) The management fee of certain of the portfolios includes breakpoints at designated asset levels. Further information on these breakpoints is provided in the prospectuses for the portfolios.

(12) Morgan Stanley Investment Management, Inc. does business in certain instances using the name "Van Kampen" or "Miller Anderson".

(13) The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the portfolio to 1.00% of average net assets (net of expenses offset) on an annual basis.

(14) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily assets Without such reduction, total annual expenses for the fiscal year ended December 31, 2001 were 0.67%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



                TABLE OF SEPARATE ACCOUNT INVESTMENT OPTIONS AND
                               INVESTMENT ADVISERS

Portfolios                               Investment Advisers                    Trusts/Funds
AEGON/Transamerica Captial Guardian      AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
Global                                   Inc.
                                            (Capital Guardian Trust Company,
                                            sub-adviser)

AEGON/Transamerica Capital Guardian      AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
Value                                    Inc.
                                            (Capital Guardian Trust Company,
                                            sub-adviser)

AEGON/Transamerica Federated Growth      AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
and Income                               Inc.
                                            (Federated Investment Counseling,
                                            sub-adviser)
AEGON/Transamerica Transamerica          AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
Equity(1)                                Inc.
                            (Transamerica Investment
                                            Management, LLC, sub-adviser)

AEGON/Transamerica Transamerica Money    AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
Market(2)                                Inc.
                            (Transamerica Investment
                                            Management, LLC, sub-adviser)

AEGON/Transamerica Van Kampen Emerging   AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
Growth                                   Inc.
                          (Van Kampen Asset Management
                               Inc., sub-adviser)

Alger American Income & Growth           Fred Alger Management, Inc.            The Alger American Fund

Alliance VP Growth and Income - Class B  Alliance Capital Management,           Alliance Variable Products
                                         L.P.                                   Series Fund, Inc.

Alliance VP Premier Growth -             Alliance Capital Management,           Alliance Variable Products
Class B                                  L.P.                                   Series Fund, Inc.

Dreyfus Investment Portfolios MidCap     The Dreyfus Corporation                Dreyfus Investment Portfolios
Stock Portfolio - Initial Shares

The Dreyfus Socially Responsible         The Dreyfus Corporation                Dreyfus Socially Responsible Growth
Growth Fund, Inc. - Initial Shares          (NCM Capital Management, Inc.,      Fund, Inc.
                                            sub-adviser.)

Dreyfus Variable Investment Fund         The Dreyfus Corporation                Dreyfus Variable Investment
Appreciation Portfolio - Initial Shares     (Fayez Sarofim & Co., sub-          Fund
                                            adviser)

Dreyfus Variable Investment Fund Small   The Dreyfus Corporation                Dreyfus Variable Investment
Cap Portfolio - Initial Shares                                                  Fund

Fidelity VIP Contrafund(R)Portfolio -     Fidelity Management & Research         Fidelity Variable Insurance Products
Service Class 2                          Company                                Fund

Fidelity VIP Equity Income Portfolio -   Fidelity Management & Research         Fidelity Variable Insurance Products
Service Class 2                          Company                                Fund

Fidelity VIP Index 500 Portfolio -       Fidelity Management & Research         Fidelity Variable Insurance Products
Service Class 2                          Company                                Fund

Franklin Small Cap Fund -                Franklin Advisers, Inc.                Franklin Templeton Variable
Class 2                                                                         Insurance Products Trust

 Franklin Small Cap Value Securities     Franklin Advisory Services, LLC        Franklin Templeton Variable
 Fund - Class 2(3)                                                              Insurance Products Trust

Franklin Technology Securities Fund -    Franklin Advisers, Inc.                Franklin Templeton Variable
Class 2                                                                         Insurance Products Trust

Janus Aspen Series Worldwide Growth -    Janus Capital Management LLC           Janus Aspen Series
Service Shares

 Janus Aspen Series Balanced - Service   Janus Capital Management LLC           Janus Aspen Series
 Shares

MFS(R)Emerging Growth Series              MFS Investment Management(R)           MFS(R)Variable Insurance
                                                                                TrustSM

MFS(R)Investors Trust Series              MFS Investment Management(R)           MFS(R)Variable Insurance
                                                                                TrustSM

MFS(R)Research Series                     MFS Investment Management(R)           MFS(R)Variable Insurance
                                                                                TrustSM



                TABLE OF SEPARATE ACCOUNT INVESTMENT OPTIONS AND
                               INVESTMENT ADVISERS

Portfolios                               Investment Advisers                    Trusts/Funds

Miller Anderson UIF Core Plus Fixed      Miller Anderson*                       The Universal Institutional Funds,
Income(4)                                                                       Inc.


Miller Anderson UIF High Yield(5)        Miller Anderson*                       The Universal Institutional Funds,
                                                                                Inc.

OCC Accumulation Trust Managed           OpCap Advisors                         OCC Accumulation Trust
                         (Pacific Investment Management
                                            Company LLC sub-adviser))

OCC Accumulation Trust Small Cap         OpCap Advisors                         OCC Accumulation Trust

PIMCO VIT StocksPLUS                     Pacific Investment Management          PIMCO Variable Insurance
Growth & Income - Admin                  Company LLC ("PIMCO")                  Trust
Class

Van Kampen UIF Emerging Markets          Van Kampen**                           The Universal Institutional Funds,
Equity(6)                                                                       Inc.

Van Kampen UIF International Magnum(7)   Van Kampen**                           The Universal Institutional Funds,
                                                                                Inc.



(1)      Formerly Transamerica VIF Growth portfolio.
(2)      Formerly Transamerica VIF Money Market portfolio.
(3)      Formerly Franklin Value Securities Fund.
(4)      Formerly MS UIF Fixed Income portfolio.
(5)      Formerly MS UIF High Yield portfolio.
(6)      Formerly MS UIF Emerging Markets Equity portfolio.
(7)      Formerly MS UIF International Magnum portfolio.

* Morgan Stanley Investment Management, Inc. does business in certain instances using the name Miller Anderson. Prior to May 1, 2002, Morgan Stanley Investments LP (formerly, Miller Anderson & Sherrerd, LLP), an affiliate of Morgan Stanley Investment Management, Inc. served as investment advisor to the Core Plus Fixed Income Portfolio and the High Yield Portfolio.

**Morgan Stanley Investment Management, Inc., which does business in certain instances using the name Van Kampen, serves as the investment adviser to the UIF Portfolios.

DESCRIPTION OF TRANSAMERICA,
THE SEPARATE ACCOUNT AND
THE PORTFOLIOS

Transamerica Occidental Life Insurance
Company

Transamerica Occidental Life Insurance Company, or Transamerica, is an Iowa stock life insurance company originally incorporated under the laws of the State of California on June 30, 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica   Corporation,   a  subsidiary  of  AEGON  N.V.,   indirectly  owns
Transamerica Occidental Life Insurance Company.

Insurance Marketplace Standards
Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association, or IMSA.

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Separate Account

Transamerica Occidental Life Separate Account VUL-6, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management of the investment practices or policies of the separate account.


You may allocate any portion of your net premiums to the separate account. The portion of the accumulation value in the separate account will be based on the values of the sub-accounts to which your net premiums are allocated.

The variable benefits under this policy are provided through the separate account. The assets of the separate account are the property of Transamerica Occidental Life Insurance Company, but they are segregated from our other assets. Transamerica is not a trustee with respect to the separate account assets. The separate account does not have trustees. Transamerica maintains custody of all securities of the separate account. Income, if any, together with gains and losses, realized or unrealized, from assets in the separate account will be credited to or charged against the amounts allocated to the separate account without regard to other income, gains or losses of Transamerica Occidental Life Insurance Company. Assets equal to the liabilities of the separate account will not be charged with liabilities arising out of any other business we may conduct. If the assets in the separate account exceed the liabilities arising under the policies supported by the separate account, the excess may be used to cover other liabilities of Transamerica Occidental Life Insurance Company. Any amount we allocate to the separate account for state or federal income taxes may be deducted from the separate account.

The separate account currently has 31 sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion. All sub-accounts may not be available in all jurisdictions.

The Portfolios

The sub-accounts invest in a variety of portfolios.

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

Before investing, carefully read the prospectuses of the portfolios that accompany this prospectus. The portfolios' prospectuses contain more detailed information on the portfolio's investment objectives, restrictions, risks, expenses and advisers. Statements of Additional Information for the portfolios are available on request. There is no guarantee that the investment objectives of the portfolios will be achieved. The accumulation value may be less than the aggregate premiums made to the policy.

The boards of the portfolios have responsibility for the supervision of the affairs of the portfolios. These boards have entered into management agreements with the investment advisers. These advisers, subject to their board's review, are responsible for the daily affairs and general management of the portfolios. The advisers perform the respective administrative and management services for the portfolios, furnish to the portfolios office space, facilities and equipment, and pay the compensation, if any, of officers and board members who are affiliated with the advisers.

Each portfolio bears expenses incurred in its operation, other than the expenses its advisers assume under the management agreement. Portfolio expenses include:

o costs to register and qualify the portfolio's shares under the Securities Act of 1933, or 1933 Act.

o        other fees payable to the SEC.

o        independent public accountants, legal and custodian fees.

o association membership dues, taxes, interest, insurance payments and brokerage commissions.

o fees and expenses of the board members who are not affiliated with the advisers.

The portfolios are described below.

The Capital Guardian Global Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to provide long-term growth of capital and income.

The Capital Guardian Value Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to provide long-term growth of capital and income through investments in a portfolio comprising primarily equity securities whose principal markets are in the United States (including American Depository Receipts and other U.S. registered foreign securities).

The Federated Growth and Income Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market).

The Transamerica Equity Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to maximize long-term growth by investing at least 80% of its assets in equity securities of growth companies of any size.

The Transamerica Money Market Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to maximize current income consistent with liquidity and preservation of principal by investing in money market instruments with remaining maturities of 13 months or less.

The Van Kampen Emerging Growth Fund of the AEGON/ Transamerica Series Portfolio, Inc. seeks capital appreciation.

The Income & Growth Portfolio of The Alger American Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend-paying equity securities, such as common or preferred stocks, which the Manager believes also offer opportunities for capital appreciation.

The Growth and Income Portfolio of the Alliance Variable Products Series Fund, Inc. seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

The Premier Growth Portfolio of the Alliance Variable Products Series Fund, Inc. seeks growth of capital by pursuing aggressive investment policies.

The Mid-Cap Stock Portfolio - Initial Shares of the Dreyfus Investment Portfolios seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies. To pursue this goal, the portfolio normally invests at least 80% of its assets in midcap stocks. Midcap stocks are those with market capitalization between $1 billion and $10 billion.

The Dreyfus Socially Responsible Growth Fund Inc. - Initial Shares seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests at least 80% of its assets in the common stock of companies that Dreyfus believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

The Appreciation Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks long-term capital growth consistent with preservation of capital; current income is a secondary goal. To pursue these goals, the portfolio primarily invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

The Small Cap Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks to maximize capital appreciation. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of small-cap companies. Small-cap companies are those with market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and, thus, at any given time, a substantial portion of the portfolio's holdings may have capitalizations in excess of $2 billion.

The Contrafund(R) Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks long-term capital appreciation.

The Equity Income Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

The Index 500 Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index (S&P 500).

The Franklin Small Cap Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase. The Fund may continue to hold an investment for further capital growth opportunities even if the company is no longer considered a small cap company.

The Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies with market capitalization values not exceeding $2.5 billion, at the time of purchase.

The Franklin Technology Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of companies expected to benefit from the development, advancement, and use of technology. The Fund may invest a significant portion of its assets in smaller companies and in foreign securities.

The Balanced Portfolio - Service Shares of the Janus Aspen Series normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

The Worldwide Growth Portfolio - Service Shares of the Janus Aspen Series invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The Emerging Growth Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital by investing in common stocks of companies that are early in their life cycles but which MFS believes have the potential to become major enterprises.

The Investors Trust Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital with a secondary objective to seek reasonable current income.

The Research Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital and future income by investing in equity securities of companies believed to possess better-than-average prospects for long-term growth.

The Core Plus Fixed Income Portfolio of the Miller Anderson Universal Institutional Funds seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The High Yield Portfolio of the Miller Anderson Universal Institutional Funds seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.


The Managed Portfolio of the OCC Accumulation Trust seeks growth of capital over time by investing primarily in common stocks, bonds and cash equivalents.

The Small Cap Portfolio of the OCC Accumulation Trust seeks capital appreciation. The Portfolio invests at least 80% of its net assets, plus the amount of borrowings for investment purposes in equity securities of companies with a market capitalization under $2 billion.

The StocksPLUS Growth & Income Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks to outperform the stock market as measured by the S&P 500 Index by investing in S&P 500 derivatives in addition to or in place of S&P 500 stocks in an attempt to equal or exceed the performance of the S&P 500.

The Emerging Markets Equity Portfolio of the Van Kampen Universal Institutional Funds seeks long-term capital appreciation by investing primarily in growth oriented equity securities of issuers in emerging market countries. The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations, and company management with strong shareholder value orientation.

The International Magnum Portfolio of the Van Kampen Universal Institutional Funds seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers comprising the Morgan Stanley Capital International EAFE Index (which includes Australia, Japan, New Zealand, most Western European nations and certain developed Asian countries, such as Hong Kong and Singapore).

Since all of the portfolios are available to certain other registered separate accounts offering variable annuity and variable life products of Transamerica and to other insurance companies as well, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL-6 and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.

We may receive payments from some or all of the portfolios or their advisers, in varying amounts. These payments may be based on the amount of assets allocated to the portfolios. The payments are for administrative or distribution services.

Portfolios Not Publicly Available

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds with very similar names that are sold directly to the public. The performance of such publicly available funds, which may have different assets and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio.

CHARGES AND DEDUCTIONS

The following charges will apply to your policy under the circumstances described. Some of these charges apply until the policy anniversary nearest the insured's 100th birthday. Other charges apply only if you choose certain options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

o        the death benefits, cash and loan benefits provided by the policy;

o        investment options, including net premium allocations;

o        administration of various elective options under the policy; and

o        the distribution of various reports to policy owners.

Costs and expenses incurred by us include:

o        those associated with underwriting applications and riders;

o various overhead and other expenses associated with providing the services and benefits related to the policy;

o        sales and marketing expenses; and

o other costs of doing business, such as federal, state and local taxes, premium taxes and other taxes and fees.

Some of the risks that we assume include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits sooner than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

Administrative Charge

An administrative charge is assessed on each premium payment you make to us. The amount of the administrative charge varies by: o how long your policy, any layers, and any associated supplemental coverage segments have been in force;

o        the target amounts for the coverage segments on your policy; and

o whether part of your coverage is provided under the supplemental adjustable life insurance rider.

We allocate each premium received among the coverage segments as described in the Premiums section.

The administrative charge we currently deduct from premiums allocated to the basic coverage segment of the base policy or a layer is:

o 7.6% of premiums up to the target amount per year during each of the first 10 policy or layer years; and

o 3.6% of all other premiums. This includes premiums in excess of the target amounts per year during the first 10 years, and all premiums allocated to a basic coverage segment after the 10th year.

These charges are also the guaranteed maximum administrative charges we may assess on premiums allocated to the basic coverage under the base policy or a layer.

The administrative charge we currently deduct from all premiums allocated to the supplemental coverage segments, if any, is 3.6% of premiums.

However, the guaranteed maximum administrative charge we can deduct from premiums allocated to a supplemental coverage segment is:

o 8.6% of premiums up to the target amount per year during each of the first 10 rider or rider layer years; and

o 3.6% of all other premiums. This includes premiums in excess of the target amounts per year during the first 10 years, and all premiums allocated to a supplemental coverage segment after the 10th year.

Currently, the administrative charge for premiums allocated to supplemental coverage segments is less than the administrative charge for premiums allocated to basic coverage segments. But, because we reserve the right to increase the administrative charge for supplemental coverage to its maximum guaranteed rate, you bear the risk in the future that the administrative charge for supplemental coverage will be higher for premiums allocated to such coverage segment than the maximum guaranteed administrative charge for premiums allocated to basic coverage segments.

For example, if the target amount for the base policy is $3,000, and you pay a premium allocated to the base policy of $4,000 during the first policy year, we assess an administrative charge of 7.6% against the first $3,000 of premium, and an administrative charge of 3.6% on the next $1,000 of premium. Beginning on the next policy anniversary, the premium you pay will be subject to the 7.6% charge on the amount of premium received by us during that policy year, until the total premium for the base policy in that policy year equals the target amount for the base policy. If that same premium were allocated to a supplemental coverage rider, and that rider also had a target amount of $3,000, we would currently deduct a charge of 3.6% on the full amount of the premium. The guaranteed maximum charges, however, would be 8.6% of the amount of premium to the target amount of $3,000 and 3.6% on the remaining $1,000. Again, beginning on the rider anniversary through the 10th rider year, the premium paid during that rider year would be subject to the maximum charge of 8.6% of premium up to the target amount for that year.

The administrative charge is designed to help offset our state and local premium taxes, federal income tax treatment of deferred acquisition costs, as well as a portion of the distribution costs associated with the policies.

Surrender Penalty

During the surrender penalty period, we will assess a surrender penalty on (a) any surrender amount that exceeds the amount eligible for a surrender penalty free withdrawal, (b) a decrease in face amount, and/or (c) a full surrender of the policy. Separate surrender penalty factors and surrender penalty periods apply to the base policy and to each layer. Additionally, separate surrender penalty factors and surrender penalty periods apply to basic coverage and to supplemental coverage. The minimum surrender penalty is $25.

The surrender penalty period for basic coverage segments is the first 12 policy or layer years. The surrender penalty period for supplemental coverage segments is the first 16 rider or rider layer years.

We deduct the surrender penalty from the base policy and layer, if any, accumulation value.

The surrender penalty that will apply upon a full surrender of the policy is the total of the surrender penalties calculated for the base policy and each layer. If supplemental coverage rider has been added to the policy, the surrender penalty that will apply upon a full surrender of the policy will also include the total of the surrender penalties calculated for the rider and each rider layer.

Partial surrenders in excess of the surrender penalty free withdrawal amount will incur a proportionate surrender penalty during a surrender penalty period for a coverage segment to which the partial surrender is attributed for surrender penalty purposes. Please see ACCUMULATION VALUE - Partial Surrenders on page 56 for a discussion of partial surrenders, attribution of the partial surrender among coverage segments, the calculation of the proportionate surrender penalty, and the allocation of the surrender penalty among accumulation values of the base policy and layers.

Face amount decreases will also incur a proportionate surrender penalty during a surrender penalty period for a coverage segment to which the face amount decrease is allocated. Please see DEATH BENEFIT - Option to Change the Face Amount on page 49 for a discussion of face amount decreases, the calculation of the proportionate surrender penalty and the allocation of the surrender penalty among accumulation values of the base policy and layers. Please also see SURRENDER PENALTY DEFERRAL ENDORSEMENT on page 76.

If you surrender your policy in full, the surrender penalty is a factor times each $1,000 of the face amount of the base policy or layer, if no supplemental coverage is in force on the policy. The surrender penalty factors for a policy depend on:

o the insured's age at issue, sex, smoker or non-smoker status, and underwriting risk classification as determined separately for the base policy and each layer, respectively; and

o        how many years the policy and each layer, if any, have been in force.

If a supplemental coverage rider is added to the policy, then the surrender penalty for the rider is a surrender penalty factor times each $1,000 of the face amount of the rider and each rider layer, if any. The surrender penalty factor for a rider or rider layer depends on:

o the insured's age at issue, sex, smoker or non-smoker status, and underwriting risk classification as determined separately for the rider and each rider layer, respectively; and

o    how many years the rider and each rider layer, if any, have been in force.

The surrender penalty is calculated in the same manner for the base policy, any layers and supplemental coverage associated with the base policy and any layers. To calculate the surrender penalty that will apply on a full surrender of the policy, you add up the surrender penalties that apply on each coverage segment. To calculate the surrender penalty that applies for a coverage segment, you:

a)   divide the face amount of the coverage segment by $1,000 and

b) multiply that result by the surrender penalty factor for the coverage segment for the applicable policy, layer, rider or rider year in which the surrender occurs.

Surrender penalty factors generally decrease each policy, layer, rider or rider layer year on the coverage segment's anniversary until the factor is zero at the end of the surrender penalty period.

Listed below are the surrender penalty factors per thousand dollars of face amount that apply during the first year for an insured who qualifies for the preferred non-smoker risk class at the issue ages shown:



                                  Male Insured

--------------- ---------------- -------------------
                Basic Coverage      Supplemental
                    Segment       Coverage Segment
                   Surrender     Surrender Penalty
 Age at Issue   Penalty Factor         Factor
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      25            $19.00            $18.90
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      35             23.20             23.20
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      45             28.80             28.70
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      55             39.90             39.70
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      65             40.60             40.30
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      75             32.70             32.30
--------------- ---------------- -------------------

                                 Female Insured

--------------- ---------------- -------------------
                Basic Coverage      Supplemental
                    Segment       Coverage Segment
                   Surrender     Surrender Penalty
 Age at Issue   Penalty Factor         Factor
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      25            $18.10            $18.10
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      35             21.80             21.70
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      45             26.70             26.60
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      55             35.70             35.60
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      65             42.70             42.40
--------------- ---------------- -------------------
--------------- ---------------- -------------------
      75             36.50             36.10
--------------- ---------------- -------------------

The maximum surrender penalty factor is $45.50 for each $1,000 of basic coverage. This surrender penalty factor applies to a policy or a layer consisting of basic coverage only, issued to a male, age 59, qualifying for our preferred nonsmoker risk class. The maximum surrender penalty factor applies during the first policy or layer year.

The surrender penalty factors will be shown in the policy data pages.

An example of how to calculate the surrender penalty amount is shown in APPENDIX E - SURRENDER PENALTY.

The surrender penalty is intended to help us recover a portion of our first year acquisition expenses and sales expenses, including commissions.

Allocation Change Charge

When you apply for your policy, you make an election as to the allocation of your premium payments, net of administrative charges deducted, among the investment options available under the policy. You may change your allocation by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in premium allocations for new net premiums. We will deduct such charge from the accumulation value of the base policy on a pro rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in allocation elections.

Monthly Deductions Allocation Election Change Charge

You may elect to allocate your monthly deductions among specific investment options on your policy. You may make this election at the time of application for the policy or at a later date after the policy is issued. You may change your election by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in allocations for monthly deductions. We will deduct such charge from the accumulation value of the base policy on a pro-rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in monthly deductions allocations elections.

Transfer Fee

We will not charge you for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge you up to $25 for each additional transfer. Currently, we do not assess a charge but we may impose a charge, up to the maximum amount, at any time prospectively on transfers in excess of 18 per policy year.

This fee is designed to recover our administrative expenses associated with processing more transfers than our other fees and charges for administrative expenses are designed to offset.

Additional Illustrations

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There is no charge for the first illustration in each policy year. We reserve the right to charge up to $25 for each additional illustration you request in a policy year. We will deduct any such fee from the accumulation value of the base policy on a pro-rata basis.

This charge is designed to recover the administrative expenses associated with providing such additional illustrations.

Accelerated Death Benefit Rider

If the Accelerated Death Benefit Rider is in effect on your policy and you receive an Accelerated Death Benefit payment, we will deduct an administrative fee of $250 from each payment you receive.

The administrative fee is designed to help us recover the expenses associated with gathering, reviewing, and evaluating the information necessary to approve your request, as well as the expenses associated with processing the payment.

Monthly Deduction

Beginning on the policy date and on each subsequent monthly policy date, we will determine and assess the monthly deduction for that policy month. If that date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction is the sum of the monthly deduction for the base policy and the monthly deduction for each layer. The monthly deduction will continue to the policy anniversary nearest the insured's 100th birthday.

The monthly deduction is a set of charges we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses. We may realize a profit from the monthly deductions.

The monthly deduction for the base policy is equal to the sum of up to five charges:

o the monthly deduction rate for the base policy, times .001, multiplied by:

- the net amount at risk for the base policy total amount on the applicable monthly deduction date, multiplied by

- the ratio of the face amount of the base policy to the base policy total amount; plus

o the monthly deduction for any riders excluding the portion of the supplemental coverage rider monthly deduction that is associated with a layer; plus

o        the policy fee; plus

o the monthly expense charge per thousand for the base policy, times .001, times the face amount of the base policy; plus

o        the monthly mortality and expense risk charge for the base policy.

The monthly deduction for each layer is equal to:

o        the monthly deduction rate for the layer, times .001, multiplied by:

- the net amount at risk for the layer total amount on the applicable monthly deduction date, multiplied by

-    the ratio of the face amount of the layer to the layer total amount; plus

o the portion of the supplemental coverage rider monthly deduction that is associated with the layer; plus

o the monthly expense charge per thousand for the layer, times .001, times the face amount of the layer; plus

o        the monthly mortality and expense risk charge for the layer.

Beginning with the policy anniversary nearest age 100, we will not take any further monthly deductions.

If the monthly deduction amount for a layer exceeds the layer's accumulation value minus any policy debt on the layer, the excess portion of the monthly deduction for the layer will be taken first from the accumulation value of the most recently added layers, in order, and then from the accumulation value of the base policy. Unless you specify otherwise, the amount we take from the accumulation value of the base policy and from any layers will be deducted from your investment options within the base policy or layers on a pro-rata basis. We will deduct the monthly mortality and expense risk charge proportionately from the sub-accounts. If you wish to specify the investment options from which you want the monthly deductions taken, you may submit a monthly deductions allocation election to us. A monthly deductions allocation election will not be effective before the reallocation date.

On or after the reallocation date, you may allocate your monthly deductions among the investment options we make available from time to time. The monthly deduction allocation percentages you elect must be whole numbers. The total allocation to all elected investment options must equal 100%. We may limit the number of investment options to which you may allocate your monthly deductions. Your monthly deduction election applies to the base policy and all layers. The monthly deduction allocation percentages you elect will apply to all monthly deductions taken on or after the valuation date on which we receive your request, unless you provide us with a change to your monthly deduction allocation election.

While your monthly deductions allocation election is in effect, we will take your monthly deductions on a pro-rata basis, rather than in accordance with your monthly deductions allocation election, if:

o the monthly deduction amount for a layer exceeds the layer's accumulation value minus any policy debt; or

o the value in any of the investment options on any layer or the base policy is less than the amount of the monthly deduction allocated to that investment option.

We will not notify you if the accumulation value in one or more layers or investment options is not sufficient to allow the monthly deductions to be taken according to your elections. You need to monitor the accumulation values in the investment options on your policy.

We reserve the right to charge up to $25 for each change you request in monthly deductions allocations. If we assess this charge, we will deduct the charge from the accumulation value of the base policy.

Monthly Deduction Rate. This rate is used to calculate a portion of the monthly deduction on the base policy and on each layer, respectively.

We will determine the monthly deduction rate for the base policy and each layer on each monthly date. The monthly deduction rates may differ for the base policy and for each layer.

The monthly deduction rates will depend on:

o        the insured's sex;

o the insured's class of risk, as of the policy date or layer date, adjusted for any extra ratings;

o the number of years that the policy and each layer, respectively, have been in force; and

o        the insured's age as of the policy date or layer date.

The maximum monthly deduction rates for the base policy, layers, supplemental coverage rider and rider layers are based on the 1980 Commissioners Standard Ordinary table for sex distinct, unismoker, age nearest birthday rates, adjusted for extra ratings. The current monthly deduction rates, but not the guaranteed maximum monthly deduction rates, vary by smoker or non-smoker status of the insured.

A table of guaranteed maximum monthly deduction rates for the base policy is shown in the policy data pages. A table of guaranteed maximum monthly deduction rates for each layer will be shown in the policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Any change in the monthly deduction rates, including those under a supplemental coverage rider or any rider layers will be prospective and will be subject to our expectations as to future cost factors. Such cost factors may include, but are not limited to, mortality, expenses, interest, persistency, and any applicable federal, state and local taxes.

The monthly deduction rates in effect for the base policy and for each layer, respectively, at the time they are issued are guaranteed not to be increased during the first policy or layer year.

Monthly Deduction for Riders. Additional benefits are available by riders to your policy. The fees for these optional riders pay for the cost of these additional benefits. The monthly deduction for riders, except for the monthly deduction rate for the Supplemental Adjustable Life Insurance Rider, is deducted solely from the accumulation value of the base policy. The monthly deduction for the Supplemental Adjustable Life Insurance Rider is deducted from the accumulation value of the base policy or of a layer with which the rider or rider layer is associated. The rider is associated with the base policy or layer having the same policy or layer date as the rider date. A rider layer is associated with a layer having the same layer date as the rider layer.

o Supplemental Adjustable Life Insurance Rider. The rider monthly deduction is the sum of the monthly deductions for the rider and for each rider layer.

     The monthly deduction for the rider, if the rider is part of the base policy total amount, is equal to:

1. the monthly deduction rate for the rider, times .001, times:

a. the net amount at risk for the base policy total amount on the applicable monthly deduction date, times

b. the ratio of the face amount of the rider to the base policy total amount;
plus

2. The monthly expense charge per thousand for the rider.

     The monthly deduction for the rider, if the rider is part of a layer total amount, is equal to:

1. the monthly deduction rate for the rider, times .001, times:

a. the net amount at risk for the layer total amount on the applicable monthly deduction date, times

b. the ratio of the face amount of the rider to the layer total amount; plus

2. The monthly expense charge per thousand for the rider.

     The monthly deduction for a rider layer is equal to:

1. the monthly deduction rate for the rider layer, times .001, times:

a. the net amount at risk for the layer total amount on the applicable monthly deduction date, times

b. the ratio of the face amount of the rider layer to the layer total amount;
plus

2. the monthly expense charge per thousand for the rider.

     We will determine the monthly deduction rate for the rider and each rider layer on each monthly policy date.

     The monthly deduction rate for the rider and each rider layer will depend on:

o        the insured's sex;

o the insured's class of risk as of the rider date or rider layer date, adjusted for any extra ratings;

o    the number of years that the rider or rider layer has been in force; and

o        the insured's age on the rider date or rider layer date.

     A table of guaranteed maximum monthly deduction rates for the rider and a table of maximum guaranteed monthly deduction rates for each rider layer are shown in the policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Monthly Expense Charge Per Thousand. For the rider, this charge is equal to:



o    the monthly expense charge per thousand for the rider, times .001, times

o        the rider face amount.

     For a rider layer, this charge is equal to:

o the monthly expense charge per thousand for the rider layer, times .001, times

o        the rider layer face amount.

     The guaranteed maximum monthly expense charge per thousand for this rider or for each rider layer will be shown in the policy data pages. We may assess lesser charges than the guaranteed maximum monthly expense charge. We will never assess a higher charge than the one shown.

     The monthly expense charge per thousand varies by policy. The charge for a rider or rider layer is based on:

o the total face amount of the base policy, layers, and any supplemental coverage rider and rider layers;

o        the number of years the rider or rider layer has been in force;

o        the insured's age at issue;

o        the insured's sex;

o the insured's smoker or nonsmoker status on the rider and, separately, on each rider layer; and

o the insured's class of risk on the rider and, separately, on each rider layer.

     Currently, we do not assess a monthly expense charge per thousand for the supplemental coverage. We may, however, assess the charge for supplemental coverage at any time in the future, but any charge we assess will not exceed the maximum guaranteed monthly expense charge per thousand for the supplemental coverage segment. The maximum monthly expense charge per thousand will be higher than the maximum monthly expense charge per thousand for an equal amount of basic coverage for the same insured with the same age at issue and for the same duration.

o Accident Indemnity Rider - The charge for this rider is part of the monthly deduction during the policy years while the rider is in effect. The rider terminates on the policy anniversary nearest the insured's 70th birthday, if not terminated sooner. The monthly deduction rate for the rider varies by issue age (age on the layer date for each layer, respectively). The charge is equal to the monthly rate for the rider times the number of thousands of dollars of coverage amount under the rider.

o Guaranteed Insurability Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 40th birthday, if it has not been terminated sooner. The monthly deduction rate varies based on the issue age and, in California, by the sex of the insured. The monthly rate is applied to the number of thousands of dollars of insurance which may be elected under the rider. If the Waiver Provision Rider is issued on the base policy, Waiver Provision must also be issued on the Guaranteed Insurability Rider. An additional charge is assessed for this, and the rates for the additional charge vary by sex and issue age.

o Insurance on Children Rider -The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 65th birthday, if not terminated sooner. The monthly deduction rate for the rider is equal to $0.45 for each unit of coverage (one unit is $1,000) elected.

o Waiver Provision Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The rider will terminate on the policy anniversary nearest the insured's 60th birthday, if not terminated sooner. The charge is equal to the monthly deduction rate times the number of thousands of dollars of net amount at risk on each coverage segment, respectively. The rate varies by the insured's attained age, sex, and smoker or nonsmoker classification on the base policy.

o Extended No-Lapse Guarantee Rider - The charge for this rider is part of the monthly deduction during the policy years during which the rider is in effect. The maximum guaranteed charge is $0.06 per $1,000 of face amount per month. Face amount includes the face amount of all coverage segments on the policy, including those under a supplemental coverage rider or rider layer. Currently, we assess a monthly charge equal to $0.06 per $1,000 of total face amount of the policy.

Policy Fee - On each monthly policy date, we deduct a policy fee as a part of the monthly deduction for the base policy. Currently, this monthly fee is $6. We reserve the right to change this fee, but we guarantee it will never be more than (a) $6 per month during the first policy year, or (b) $10 per month thereafter. There are no separate policy fees for layers.

Monthly Expense Charge Per Thousand. The monthly expense charge per thousand varies by policy. The charge for the base policy or a layer is based on:

o the total face amount of the base policy, layers, and any supplemental coverage rider and rider layers;

o        the number of years the base policy or layer has been in force;

o        the insured's age at issue;

o        the insured's sex;

o        the insured's smoker or non-smoker status; and

o        the insured's class of risk.

The charge is calculated separately for the base policy and for each layer. We currently assess a monthly expense charge per thousand on the base policy and any layers during the first five policy or layer years. We do not currently assess this charge after the fifth policy year.

We retain the right to assess a monthly expense charge per thousand up to the guaranteed maximum amount in any policy year or layer year, until the policy anniversary nearest the insured's 100th birthday.

Mortality and Expense Risk Charge. We assess a monthly charge on each monthly policy date against the accumulation value of the sub-accounts of the base policy and each layer. The rate varies by the length of time the policy has been in force. The monthly rate is one-twelfth of the annual rate. For policy years 1 through 10, the annual rate is 0.65%. The annual rate we currently intend to charge during policy years 11 through 20 is 0.15% and for policy years 21 and later, 0.0%. However, we may charge any rate not in excess of the maximum guaranteed mortality and expense risk charge. The maximum guaranteed mortality and expense risk charge on an annual basis is 0.65% during policy years 1 through 10; 0.40% in policy years 11-20; and 0.25% in policy years 21 and later.

The charge assessed for a sub-account is the monthly rate times the sub-account's accumulation value on the date the monthly deductions are taken. The monthly charge is taken proportionately from each sub-account, unless you elected to allocate your monthly deductions among specific investment options.

This charge compensates us for assuming mortality and expense risks; we may realize a profit from this charge. The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay a greater amount of net death benefits sooner than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.

Example of a Monthly Deduction
Calculation

Let us assume that a policy was issued with a female insured, age 45 at issue, qualifying for our preferred nonsmoker risk class. Let's further assume that the policy issued consists of a base policy with a face amount of $200,000 and a supplemental coverage layer with a face amount of $50,000. The death benefit option selected was the level option (Option 1). The policy issued uses the guideline premium test for the life insurance qualification test. No other riders were added to the policy; no layers were added after the first policy year; and there have been no decreases in face amount and no partial withdrawals taken. On the monthly policy date, the accumulation value is $15,000 and is allocated fully to the sub-accounts of the policy, and the policy is in its third policy year.

The current monthly deduction rate for the base policy during the third policy year is $0.050833 per $1,000 of the net amount at risk attributable to the base policy. The current monthly deduction rate for the supplemental coverage is $0.050833 per $1,000 of the net amount at risk attributable to the rider.

The current monthly expense charge per thousand for the base policy is $0.1725 per $1,000 of base policy face amount. The current monthly expense charge per thousand for the supplemental coverage rider is $0.00 per $1,000 of supplemental coverage face amount.

The net amount at risk on the base policy total amount is:

o    the death benefit times the monthly death benefit discount factor; minus

o        accumulation value.

The death benefit in this case is $250,000. The death benefit for the level death benefit option is the face amount of the policy so long as the accumulation value times the death benefit factor is less than the face amount of the policy.
The net amount at risk on the base policy total amount is, therefore:

o        ($250,000 times 0.99754), minus

o        $15,000.

This equals $234,385.

The net amount at risk on the base policy is:

o        $234,385 times

o the base policy face amount ($200,000) divided by the base policy total amount ($250,000).

This is equal to $187,508.

The net amount at risk on the supplemental coverage rider is:
o        $234,385 times

o the supplemental coverage rider face amount ($50,000) divided by the base policy total amount ($250,000).

This is equal to $46,877.

The monthly deduction, then, is equal to:

1. The current monthly deduction rate for the base policy of $0.050833 times .001 times $187,508, or $9.53; plus

2. The monthly deduction for the rider:

     a. The current monthly deduction rate for the rider of $0.050833 times .001 times $46,877, or $2.38; plus

     b. The monthly expense charge per thousand for the rider, which is $0.00 based on the charges we currently assess; plus

3. The monthly policy fee of $6.00 based on the charges we currently assess;
plus

4. The monthly expense charge per thousand for the base policy of $0.1725 per $1,000 of base policy face amount, which is equal to:

o        $0.1725 times .001 times $200,000, or $34.50; plus

5. The monthly mortality and expense risk charge, which is equal to:

o        0.0065 divided by twelve times $15,000, or $8.13.

The total monthly deduction using charges and fees that we are currently assessing is $60.54. The total is equal to the sum of the different current charges shown:

o        $9.53, plus
o        $2.38, plus
o        $6.00, plus
o        $34.50, plus
o        $8.13.

If we assessed the maximum guaranteed charges and fees, the following fees and charges would be higher than the current charges:

o        The monthly deduction rate for the base policy would be $0.338333;

o The monthly deduction rate for the supplemental coverage rider would be $0.338333;

o The monthly expense charge per thousand for the supplemental coverage rider would be $0.17425; and

o        The policy fee would be $10.

As a result, the total monthly deduction in our example using guaranteed maximum charges and fees would be:

1. The monthly deduction rate for the base policy of $0.338333 times .001 times $187,508, or $63.44; plus

2.       The monthly deduction for the rider:

a. The monthly deduction rate for the rider of $0.338333 times .001 times $46,877; or $15.86; plus

b. The monthly expense charge per thousand for the rider of $0.17425 per $1,000 of the rider face amount, which is equal to:

o        $0.17425 times .001 times $50,000, or $8.71; plus

3.   The monthly policy fee of $10.00; plus

4. The monthly expense charge per thousand for the base policy of $0.1725 per $1,000 of the base policy face amount, which is equal to:

o        $0.1725 times .001 times $200,000, or $34.50 plus

5. The monthly mortality and expense risk charge, which is equal to:

o        0.0065 divided by twelve times $15,000, or $8.13.

     The total monthly deduction using the maximum guaranteed charges and fees is $140.64. The total is equal to the sum of the different guaranteed charges shown:

o        $63.44, plus
o        $15.86, plus
o        $8.71, plus
o        $10.00, plus
o        $34.50, plus
o        $8.13.

Reinstatement Interest Charges

If your policy lapses and you subsequently reinstate it, you will incur interest charges if you had an outstanding loan when the policy lapsed.

The reinstatement interest rate for an outstanding loan is at an effective annual rate of 8.00% for the period from the date the policy lapsed to the date the loan is repaid or reinstated under the REINSTATEMENT provisions.

These interest charges are designed to help offset the loss of loan interest we otherwise would have earned from the date the policy lapsed to the date of reinstatement. The interest charges also help us recover a portion of the expenses we incur to underwrite and process the reinstatement request.

Portfolio Expenses

The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios in which the sub-accounts invest. The management fees and other expenses of the portfolios are listed above under the Table of Portfolio Expenses. The prospectuses and statements of additional information of the portfolios contain more information concerning the fees and expenses.

Possible Tax Charge

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we reserve the right to deduct a charge for such taxes from your policy. We may reflect the amount of such taxes in the calculation of the unit values.



Sales in Special Situations

We may sell the policies in special situations that are expected to involve reduced expenses for us. These instances may include: sales to sales agents also known as registered representatives, and their families. To qualify, sale agents must be appointed with us to sell our variable universal life insurance products in the state in which they reside and/or regularly conduct business as a registered representative. Families are the registered representative's spouse and children under age 21. In these situations we may offer policies to these individuals in which both:

a) the surrender penalties are waived for all and partial surrenders, as well as for reductions in face amount; and

b) no compensation is paid by us to the registered representative's broker-dealer.

These reductions in fees or charges may be taxable.


THE POLICY

Depending on the state of issue, your policy may be an individual policy or a certificate issued under a group policy. The policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the policy issued and the general policy description contained in this prospectus because of requirements of the state where your policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific policy features will be described in your policy.

Owner

The insured is the owner unless another owner has been named in the application or in a supplemental agreement filed with us in accordance with the policy. As owner, you are entitled to exercise all rights granted under the policy while the insured is alive. If the owner is an individual other than the insured, and dies before the insured, the rights of the owner belong to the executor or administrator of the owner's estate, unless the policy provides otherwise. If the owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

If ownership of the policy is shared by more than one person, all such persons must sign each written request to exercise any right under the policy. The telephone access privilege may be exercised by any one person who shares ownership, or by your registered representative.

You may change the owner while the insured is alive by notifying us in a form and manner acceptable to us. The change will not be effective until we record it at our Administrative Office. The written consent of any irrevocable beneficiary will be required.

You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in premium allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Administrative Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment was recorded. We are not responsible for the adequacy of any assignment. However, if you file an assignment with us and we record it at our administrative office, your rights and those of any revocable beneficiary will be subject to it. The written consent of any irrevocable beneficiaries will be required.

Beneficiary

If the insured dies while the policy is in force, we will pay the death benefit to the beneficiary. You select the beneficiary on the application and may change the beneficiary at a later date. If the beneficiary is a partnership, we will pay the death benefit to the partnership as it exists on the date the insured dies.

To the extent allowed by law, no death benefit will be subject to the claims of the beneficiary's creditors or to any legal process against the beneficiary.

If any beneficiary dies before the insured, that beneficiary's interest in the death benefit will end. If any beneficiary dies at the same time as the insured, or within 30 days after the insured, that beneficiary's interest in the death benefit will end if no benefits have been paid to that beneficiary. If the interests of all designated beneficiaries have ended when the insured dies, we will pay the death benefit to you, as owner. If you are not living at that time, we will pay the death benefit to your estate.

You may change the beneficiary while the insured is alive by sending us written notice. The change will not be effective until we record it at our Administrative Office. Even if the insured is not living when we record the change, the change will take effect as of the date it was signed. However, any benefits we pay before we record the change will not be subject to the change. An irrevocable beneficiary may not be changed without the written consent of that beneficiary.

Application for a Policy

We offer policies to proposed insureds who are between the ages of 0 and 80. After receiving a completed application, we will begin underwriting to decide the insurability of the proposed insured. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting standards.

If we approve the application, we will place the insured into one of four underwriting classes:

o        Preferred nonsmoker (ages 0-80)
o        Preferred smoker (ages 16-80)
o        Standard nonsmoker (ages 0-80)
o        Standard smoker (ages 16-80)

Additional adjustments for extra ratings due to increased mortality risk may apply to persons classified into the standard underwriting classes.

If a face increase is requested on the policy, the face increase will also be subject to our underwriting requirements and review. No face increase amount will be effective until we have completed our underwriting review and have approved the face increase amount. We will assign the insured to one of the four underwriting classes for the face increase amount approved. Additional adjustments for extra ratings may apply for an insured placed into one of the standard underwriting classes for the face increase amount approved.

An insured may be classified into different underwriting classes and be assigned different extra ratings on the base policy and on each layer, respectively.

The underwriting class assigned to the insured affects the monthly deductions for the policy. The monthly deductions and surrender charges for a policy are based on the insured's underwriting class, among other factors.

Generally, our rates are lowest for preferred nonsmokers.

We also assess lower monthly expense charges per thousand for policies with higher face amounts of coverage on the insured. We offer the following bands for face amounts of coverage on the insured:

o        $25,000 - $99,999
o        $100,000 - $249,999
o        $250,000 - $499,999
o        $500,000 - $999,999
o        $1,000,000 - $2,999,999
o        $3,000,000 - and above

The band for a policy is generally determined based on the total face amount for the base policy plus all layers on the policy, plus any additional coverage provided under the supplemental coverage rider or rider layer. Changes in band due to face amount increase or decreases will be applied prospectively for monthly deductions that become due on or after the effective date of the face amount increase or decrease.

If requested, we may agree to determine the band for two or more policies by using the aggregate face amount of all the policies involved. The band determined in this fashion will apply to each of the policies and will not change in the future due to changes in the face amount of any of the policies. Generally, we will agree to determine the band for these policies in this fashion when the applications are submitted to us at the same time, for the same insured, and, except for special ownership or beneficiary designations, the total coverage would otherwise be able to be issued as a single policy.

You may make a payment at the time of application, under certain circumstances, subject to our rules. Under our underwriting rules, you may make a payment at the time of application if you are requesting a face amount of base policy coverage that is no more than $1,000,000. We may refuse to accept initial payments with the application for other situations.

If you make an initial payment in the amount of at least one monthly premium, or 10% of an annual premium, we will issue a conditional receipt which may provide fixed conditional insurance, but not until after all its conditions are met. Included in these conditions are:

o        the completion of both parts of the application;

o        the completion of all underwriting requirements; and

o the proposed insured must be insurable under our rules for insurance under the policy, in the amount, and in the underwriting class applied for in the application.

After all conditions are met, the amount of fixed conditional insurance provided by the conditional receipt will be the amount applied for, up to a maximum of $250,000 for persons age 16 to 65 and insurable in a standard underwriting class, and up to $100,000 for all other ages and underwriting classes.

You do not need to pay an initial payment at the time of application. If we approve the application, you will need to pay us the minimum initial premium for the policy before any coverage under the policy will be in effect.

Life Insurance Qualification

In order for a policy to qualify as a life insurance contract under Code Section 7702, it must satisfy either one of two tests. At the time of application, you must choose either the cash value accumulation test or the guideline premium test. After the policy is issued, you cannot change your election. This election will apply to the base policy, any layers, and any supplemental coverage under the supplemental coverage rider or rider layers.

Cash Value Accumulation Test. Under the cash value accumulation test, the accumulation value may not at any time exceed the net single premium. The net single premium is the one payment that you would need to pay as of the policy date in order to fund future benefits, assuming guaranteed charges and 4% net interest. If the accumulation value is ever greater than the net single premium, the death benefit will be increased by multiplying the policy's accumulation value by the death benefit factors for the policy at the insured's attained age. The death benefit factors are included in the policy. The death benefit factors are also included in APPENDIX D - DEATH BENEFIT FACTORS. The factors vary by the insured's sex and attained age. The increase in death benefit may be temporary, based on changes in the death benefit factor and/or accumulation value. Under the Premium Limitations provision, we may refuse to accept certain premium payments that would cause the death benefit to increase.

Changes to the terms or benefits under the policy may require a redetermination of the net single premium for the policy. The net single premium may increase or decrease as a result. If the change is a reduction in benefits during the first 15 policy years, a distribution from the policy may be required to maintain qualification as a life insurance contract for tax purposes. The required distribution may be taxable in whole or in part.

Guideline Premium Test. Under the guideline premium test, the sum of premiums paid into the policy, minus the total of all premium refunds and partial withdrawals, excluding surrender penalties, taken from the policy, may not at any time exceed the guideline premium limitation as of such time. The guideline premium limitation is, as of any date, the greater of:

o        the guideline single premium; or

o        the sum of the guideline level premiums to such date.

The guideline premium test also requires a life insurance policy to meet minimum ratios of life insurance coverage to accumulation value. This is achieved by ensuring that the death benefit is at all times at least equal to the minimum death benefit. The minimum death benefit on any date is the accumulation value on that date times the applicable death benefit factor for the insured's attained age. The death benefit factors are shown in APPENDIX D - DEATH BENEFIT FACTORS. These factors vary by attained age but not by the insured's sex.

If total premiums paid as of the end of a policy year exceed the guideline premium limits under the policy, we will refund any excess premiums paid during such year with interest, not later than 60 days following the end of the policy year in which the excess premiums are paid.

Changes to the terms or benefits under the policy may require adjustment of the guideline premium limitations. The change may cause an increase or a decrease in the guideline premium limits. In addition, if the change is a reduction in benefits during the first 15 policy years, a distribution from the policy may be required to maintain qualification as a life insurance contract for tax purposes. The distribution may be taxable in whole or in part. These changes may include:

o        a change in the face amount;

o    a change in death benefit option resulting in a change in the face amount;

o        partial withdrawals;

o improvement in risk class assigned to the insured, but not changes from smoker to non-smoker status; and

o addition, change or non-scheduled termination of supplemental benefits provided through riders.

     Differences Between the Tests. The cash value accumulation test and the guideline premium test differ as follows:

o The guideline premium test limits the amount of premium you may pay into your policy, while the cash value accumulation test does not. Premiums paid into the policy, however, remain subject to the Premium Limitations provision.

o The death benefit factors differ between the two tests. Generally, required increases in the death benefit due to increases in the accumulation value will be greater under the cash value accumulation test. This also means that increases in accumulation value are more likely to increase the net amount at risk and, therefore, the amount of the monthly deductions for the cash value accumulation test compared to the guideline premium test. Generally, this means your accumulation value may grow more slowly under the cash accumulation test.

o If you wish to pay premiums in excess of the guideline premium limitation and do not wish to increase the face amount or add supplemental coverage, you should elect the cash value accumulation test. If you do not wish to pay premiums in excess of the guideline premium limitation, or if you do not want to reflect increases in accumulation value to as large an extent in the minimum death benefit, you should consider choosing the guideline premium test.

The following example illustrates how the death benefit is determined under each of the life insurance qualification tests. The example is for a TransAccumulator VUL policy with a face amount of $250,000, issued to a male qualifying for the preferred non-smoker risk class who is 45 years old at the time the death benefit is calculated. The policy is assumed to be in its 10th policy year, and we further assume that there is no policy debt on the policy, and there have been no partial withdrawals taken. We also assume that premiums equal to $30,000 have been paid into the policy.


The death benefit factor under the assumptions listed above is 2.94 for the cash value accumulation test and 2.15 for the guideline premium test.

For death benefit option 1, the death benefit will be the face amount of the policy if the accumulation value is less than $85,035 under the cash value accumulation test or less than $116,280 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor:

a) 2.94 times $85,035 is $250,003. This is greater than the face amount of $250,000.

b) 2.15 times $116,280 is $250,002. This is greater than the face amount of $250,000.

For death benefit option 2, the death benefit will be the face amount plus the accumulation value if the accumulation value is less than $128,867 under the cash value accumulation test or less than $217,393 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor.

a) 2.94 times $128,867 is $378,869. This is greater than the face amount ($250,000) plus the accumulation value ($128,867), or $378,867.

b) 2.15 times $217,393 is $467,395. This is greater than the face amount ($250,000) plus the accumulation value ($217,393), or $467,393.

For death benefit option 3, the death benefit will be the face amount plus the premium (reduced by the amount of any premium refunds and by the amount of any partial withdrawals excluding any surrender penalties) if the accumulation value is less than $95,239 under the cash value accumulation test or less than $130,233 under the guideline premium test. If the accumulation value is at least equal to the amounts shown, then the death benefit would be the accumulation value times the death benefit factor.

a) 2.94 times $95,239 is $280,003. This is greater than the face amount ($250,000) plus the premiums paid adjusted for partial withdrawals and premium refunds ($30,000), or $280,000.

b) 2.15 times $130,233 is $280,001. This is greater than the face amount ($250,000) plus the premiums paid adjusted for partial withdrawals and premium refunds ($30,000), or $280,000.

You should also refer to the DEATH BENEFIT provisions.

Conversions of Term Life Insurance
Policies

Owners of convertible term life insurance policies issued by us may convert their term insurance coverage to coverage under a TransAccumulator VUL policy without providing new evidence of insurability, within limits. Conversions are subject to the provisions of any conversion option attached to the term life insurance policy or to any change of plan option attached to certain term-like insurance policies, and certain term policies may not be convertible to TransAccumulator VUL. Generally, a conversion option permits an owner of a term life insurance policy to replace the term life insurance coverage with up to an equal amount of life insurance coverage issued under a TransAccumulator VUL policy if the conversion occurs before the insured reaches a specified age. The TransAccumulator VUL policy would be issued on the same insured at the same underwriting class, if available under the TransAccumulator VUL policy, as on the term policy, without the insured providing new evidence of insurability. Requests for a change in underwriting class or other changes generally will require submission to us of new evidence of insurability.

Minimum Initial Face Amount

We will generally issue a policy only if it has a face amount of basic coverage of at least $25,000.

Supplemental Adjustable Life Insurance
Rider

Subject to our approval, you may request additional coverage under the supplemental adjustable life insurance rider. This is optional coverage. If you want this coverage, it may be added in association with the base policy at the time the policy is issued. It may also be added in association with a layer at the time a layer is issued. The effective date of the supplemental coverage segment will be the policy date or the layer date for the associated basic coverage segment.

The benefit to you of adding supplemental coverage under the rider rather than adding additional basic coverage is that your accumulation value may grow more quickly under the rider coverage. Currently, the administrative charge deducted from premiums allocated to supplemental coverage is 3.6% of such premiums. During the first ten years of coverage, therefore, the administrative charge we assess on premiums each year up to target amounts is less under the supplemental coverage rider or rider layer than under the base policy or layer. The net premiums credited to the accumulation value of the base policy or layer are higher under these circumstances for premiums allocated to supplemental coverage compared to the same premium amount allocated to basic coverage with the same target amount.. Currently, we do not assess any monthly expense charge per thousand for supplemental coverage. These charges are lower than the equivalent charges for basic coverage. Because the charges are lower, more accumulation value is available on your policy which may allow your total accumulation value to grow faster using supplemental coverage for part of your insurance coverage.

In considering supplemental coverage, however, you also need to be aware that the surrender penalty period is longer for the rider than for basic coverage. The surrender penalty period for the rider is the first 16 rider or rider layer years while the surrender period for the base policy and each layer is 12 policy or layer years.

Also, if the rider is added to your policy, you bear the risk that:

o We will increase the administrative charge deducted from premiums allocated to the rider coverage to the maximum amounts permitted under the rider; and

o We will increase the monthly expense charge per thousand to the maximum charges permitted under the rider.

The maximum administrative charge during the first ten rider or rider layer years is higher for premiums up to target amounts per year for premiums allocated to the rider compared to premiums allocated to basic coverage. The maximum monthly expense charge per thousand is higher for the rider compared to the basic coverage for the same insured and the same face amount.

The supplemental adjustable life insurance rider may only be added to the policy at the time of policy issue or at the time a layer is added to the policy. The rider may only be added in association with the approval of basic coverage on the policy. The class of risk assigned to the insured for the base policy also applies to the insured for supplemental coverage associated with the base policy. The class of risk assigned to the insured for a layer also applies to the insured for supplemental coverage associated with the layer. The ratio of supplemental coverage to basic coverage does not need to be the same for the base policy and each layer. You may request supplemental coverage on the base policy but not on a layer, or vice versa. Once issued, the ratio of basic coverage and supplemental coverage on the base policy or on a layer will not change. You may not increase or decrease coverage under the rider separately from increases or decreases in the associated basic coverage on the base policy or layer, as applicable.

Effective Date of Coverage

Except as otherwise provided under the terms of the conditional receipt, no insurance coverage is provided under the policy until after we approve the application and:

o        the minimum initial premium is paid to us; and

o        the policy is delivered to you while:

a) the insured is alive and in good health, and

b) the statements and answers in the application continue to be true and complete.



Policy Date

The policy date is the date from which insurance coverage is provided under the policy, subject to the conditions noted above. We take monthly deductions from the policy for the period starting with the policy date.

Generally, except when you request and we approve backdating a policy, the policy date will be:

o two calendar days after we approve the application if you submitted the initial premium with the application and the policy is issued without delivery requirements; or

o the date you accept the policy and pay us the initial premium, if you did not submit the initial premium with the application and/or we issued the policy subject to satisfactory completion of delivery requirements.

In the latter situation, when we receive the initial premium and any delivery requirements, we will amend the policy date as originally issued. The amended policy date will be the date on which the policy was delivered to you and you had completed any delivery requirements and/or paid over to our agent the required initial premiums. We will not amend the date forward beyond that date which would cause the insured to be a year older for purposes of determining monthly deductions.

Backdating a Policy

If you request, we may backdate a policy by assigning a policy date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Generally, backdating of layers is restricted to certain situations involving the exercise of an option under the Guaranteed Insurability Rider or under the Option for Additional Insurance, where the option is exercised within 31 days after a policy anniversary.

Monthly deductions are based in part on the age of the insured at issue or on the layer date, if applicable. Generally, monthly deductions are less at a younger age. We will deduct monthly deductions for the period that the policy or layer is backdated. This means that, while the monthly deduction may be lower than what would have applied had we not backdated the policy or layer, you will be paying for insurance during a period when the policy or layer was not in force.

Reallocation Date

When we approve and issue a policy, we establish a reallocation date for that policy. Currently, the reallocation date is 25 calendar days from the date we approve the policy for issue.

Before the reallocation date, any portion of net premiums you wish to allocate to the sub-accounts will be allocated initially to the money market sub-account. Any portion of the net premiums you elected to allocate to the fixed account will be allocated directly to the fixed account. On the reallocation date, the value of those net premiums initially allocated to the money market sub-account will be reallocated to the sub-account options you elected on your application or subsequent premium allocation election.

Net premiums credited to your policy on or after the reallocation date will be allocated to the fixed account and to your elected sub-account options directly, based on your most recent premium allocation election.

Free Look Period

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives within 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons.

If you exercise the free look option, we will void the policy and refund an amount equal to:

o the net cash value of the policy on the valuation date we receive, in good order, your request to cancel your policy; plus

o any fees or other charges deducted from premiums paid or from accumulation values. Such fees and charges include administrative charges, monthly deductions and surrender penalties.
If your policy provides for a full refund as required by state law, your refund will be the total premiums paid to the policy. Any carryover loan amount accepted by us under an IRC Section 1035 Exchange is not considered a premium for this purpose. We may delay a refund of any payment made by check until the check has cleared your bank.

Transfers

After the end of the free-look period and after the reallocation date, you may transfer amounts between or among the investment options available. Your request must be in a form and manner acceptable to us. You may also exercise your telephone access privilege. Each transfer will be subject to our transfer rules in effect at the time the transfer is made. We may set rules specifying, among other things:

o        the minimum and maximum amounts you may transfer; and

o        how frequently you may make transfers.

Different rules may apply to different investment options.

Except with our consent, transfers from the fixed account will be limited as follows:

o    at least 90 days must elapse between transfers from the fixed account; and

o the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account, not including the loan account, or the amount of the last transfer from the fixed account.

These limitations do not apply to transfers from the loan account due to loan repayments. Additionally, during the one month period beginning on a policy anniversary, you may transfer any portion of the prior policy year's interest credited with respect to outstanding loans from the fixed account to the sub-accounts. Thereafter, transfers of such interest earnings from the fixed account will be subject to the limits noted above.

We will make the transfer on the day we receive your transfer request in good order. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

You may not transfer amounts between the accumulation value of the base policy and/or the accumulation value of the layers.

You will not be charged for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge up to $25 for each additional transfer. Currently, we do not assess a transfer fee. We reserve the right to begin assessing such fee at any time on transfers made in excess of 18 in a policy year. Such fee would only apply to transfers subject to the charge that are made on or after we institute the charge.

Any transfer fee will be deducted from the amount that you are transferring. The transfer fee will be allocated between or among the investment options from which the amount is being transferred in proportion of A divided by B, where:

A    is the amount transferred from an investment option; and

B is the total amount transferred from all investment options.

The following transactions do not count toward the first 18 transfers during a policy year and will not be charged a transfer fee:

o Transfers made on the reallocation date from the money market sub-account to other sub-accounts.

o        Transfers to or from the loan account.

o Transfers under the dollar cost averaging or automatic account rebalancing options.

o Transfers we may make after we receive notice of the insured's death.

o Transfers due to material changes in the separate account or one or more of the portfolios in which a sub-account invests.

You may apply for automatic transfers under either the dollar cost averaging, or DCA, option or the automatic account rebalancing, or AAR, option by submitting your written request to our Administrative Office. You may cancel your election of an option by written request or by exercising your telephone access privilege at any time with regard to future transfers.

Other Restrictions on Transfers

We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the transfer privileges, including the telephone access privilege, at any time and for any reason. For example, restrictions may be necessary to protect owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant amounts from one sub-account to another may prevent the underlying portfolio from taking advantage of investment opportunities. This is likely to arise when the volume of transfers is high, since each portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in portfolio transaction costs which must be indirectly borne by owners. Therefore, we reserve the right to require that all transfer requests be made by you and not by a third party holding a power of attorney. We may also require that each transfer you request be made by a separate communication to us. We also reserve the right to require that each transfer request be submitted in writing and be manually signed by you. We may choose not to allow telephone or facsimile transfer requests.

Dollar Cost Averaging or DCA

This option allows you to systematically transfer a set dollar amount from the money market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts at no extra charge. The DCA option is designed to reduce the risk of purchasing units only when the price of the units is high. But you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when they are high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your money market sub-account is zero.

Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

All DCA transfers are subject to the following requirements:

o You must specify the sub-accounts to which you want to transfer amounts from the money market sub-account, the set dollar amount you want to transfer from the money market sub-account and the set amount you want to transfer into specified sub-accounts, the frequency of the scheduled transfers and the date you want the transfers to begin.

o        DCA transfers cannot begin:

a) before the end of the free-look period or the reallocation date;

b) less than one month after the date the initial premium was allocated to your policy;

c) on a monthly policy date; or

d) on the same date that automatic account rebalancing transfers are made, if you elect that option.

     We reserve the right to limit further the allowable dates on which DCA transfers may take place.

o You must have at least $1,000 in the money market sub-account on the date of the first transfer.

o The minimum automatic transfer amount from the money market sub-account is $100.

o The first DCA transfer will be on the date you select if that date is a valuation date. Subsequent DCA transfers will occur at the frequency and on the date you select. If the date you select is not a valuation date, DCA transfers will be made on the next following valuation date. If, however, the value in the money market sub-account is less than the scheduled amount on a scheduled date, no DCA transfer will be made on that scheduled date. When the value in the money market sub-account subsequently increases to an amount at least equal to the scheduled amount, then a DCA transfer will resume on the next scheduled date.

The DCA option will automatically terminate on the earliest of:

o        the date the value in the money-market sub-account is zero;

o        the date we receive notice of the insured's death;

o        the date the policy lapses;
o        the date the policy is surrendered or terminated; or

o the date you request the termination of the DCA option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any DCA transfers after the date we receive your DCA termination request. You may submit a new request to restart DCA transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Automatic Account Rebalancing or AAR

Once your net premiums and requested transfers have been allocated among your investment option choices, the performance of each investment option may cause your allocation to shift such that the relative value of one or more investment options is no longer consistent with your overall objectives. Under the AAR option, the balances in your selected investment options can be restored to the allocation percentages you elect on your written request by transferring values among the investment options. These balances will be restored separately on the base policy and on each layer. You may elect to make transfers under the AAR option quarterly, semi-annually, or annually.

There is no additional charge for electing the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

All AAR transfers are subject to the following requirements:

o You must specify the percentages by investment option of the accumulation value (excluding amounts in the loan account) you want to maintain in the selected investment options, the frequency of the scheduled transfers and the date you want the transfers to begin. The percentages must be whole numbers and must equal 100%.

o        AAR transfers cannot begin:

a) before the end of the free-look period or the reallocation date;


b) less than three months after the date the initial premium was allocated to the policy;

c) on a monthly policy date; or

d) the same date that DCA transfers are made, if you elect that option.

     We reserve the right to limit further the allowable dates on which AAR transfers may take place.

o The minimum automatic transfer amount from an investment option is $5. If the amount of the transfer from an investment option would be less than $5, that transfer from that investment option will not occur.

o We reserve the right to discontinue this option at any time.

o The first AAR transfer will be on the date you select if that date is a valuation date. Subsequent AAR transfers will occur at the frequency and on the date you selected. If the date you select is not a valuation date, the AAR transfer will occur on the next following valuation date.

The AAR option will automatically terminate on the earliest of:

o        the date we receive notice of the insured's death;

o        the date the policy lapses;

o        the date the policy is surrendered or terminated; or

o the date you request termination of the AAR option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any AAR transfers after the date we receive your AAR termination request. You may submit a new request to restart AAR transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Telephone Access Privilege

This option allows you or your registered representative, within limits, to:

o        transfer amounts between or among investment options,

o        change your premium allocations,

o        change your monthly deductions allocations, and

o        request a loan, up to limits established by us,

by telephone. The telephone access privilege will automatically apply unless you inform us, in writing, that you do not want this option.

You may not request partial withdrawals or full surrenders under this option.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If more than one person is the owner, the telephone access privilege may be exercised by any one person who is an owner. We will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone instructions may include requiring some form of personal identification before acting on such instructions, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. You, as the owner, bear the risk for results of all transactions initiated through the telephone access privilege.

DEATH BENEFIT

If the policy is in force on the date the insured dies, we will pay the death benefit to the named beneficiary. The death benefit will be based on the option you choose. If you do not choose a death benefit option, the Option 1 death benefit option will automatically be in effect. We will reduce any death benefit payable by any existing policy debt and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death. The amount of the death benefit may also be affected by other provisions such as Misstatement of Age or Sex and Partial Surrenders.


The policy is intended to qualify under Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit under the policy is intended to qualify for the federal income tax exclusion. The provisions of the policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary. We reserve the right to amend the policy to reflect any clarifications that are needed or appropriate to maintain such tax qualification or to conform the policy to any requirements. We will send you a copy of any such amendment. If you refuse such amendment, you must do so by giving us notice in writing, and your refusal may have adverse tax consequences for you.

To the extent that the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions and any supplemental benefits (retroactively and prospectively) that are consistent with such an increase. Retroactive adjustments to the monthly deductions may be deducted from the accumulation value or may be made by right of off set against any death benefits payable. Prospective adjustments to the monthly deductions will be reflected in the monthly deduction.

Proof Of Death

If the insured dies while the policy is in force, we will pay the death benefit after we receive due proof of the insured's death. We will send appropriate forms to the beneficiary upon request. Any of our agents will help the beneficiary fill out the forms without charge.

Death Benefit Options

There are three death benefit options available under the policy. You choose the desired option in the application. The same death benefit option will apply to the base policy and to each layer, respectively, as well as to any supplemental coverage under the supplemental coverage rider or rider layer. If you do not choose a death benefit option on the application, Option 1 will apply.

You may change the death benefit option by written request, subject to our approval. Changes in the death benefit option:


o generally will be effective on the monthly policy date following the date we approve the change;

o may not increase the net amount at risk, unless we approve the increase based on the insured's evidence of insurability provided to us;

o will incur applicable surrender penalties if the change in option results in a decrease in the face amount;

o may result in changes in the monthly no-lapse premium amounts, target amounts per year and guideline single and guideline level premiums, if you chose the guideline premium test for your policy; any changes will apply prospectively following the change; and

o may result in changes in the monthly deductions, including the monthly expense charge per thousand.

For Option 1 (the level option), the death benefit is the greatest of:

a)   the face amount of the policy on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 2 (the plus option), the death benefit is the greatest of:

a) the face amount of the policy on the date of the insured's death, plus the policy's accumulation value on the date of the insured's death;

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.


For Option 3 (the plus premium option), the death benefit is the greatest of:

a) the face amount of the policy on the date of the insured's death, plus the excess, if any, of all gross premiums paid over the sum of any partial surrenders, surrender penalty free withdrawals and/or premium refunds; or

b) the death benefit factor multiplied by the policy's accumulation value on the date of the insured's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

The face amount of each coverage segment is included in item (a) for each death benefit option. Each of the following is a coverage segment: (i) the base policy; (ii) each layer; (iii) a supplemental coverage rider; and (iv) each rider layer under a supplemental coverage rider.

The applicable death benefit factors will be based on the insured's age as of the last policy anniversary and, for policies issued using the cash value accumulation test, will also be based on the insured's sex.

We will reduce the death benefit by any existing policy debt and by the portion of any grace period premium payment necessary to provide insurance to the date of the insured's death.

The death benefit options permit you to tailor your policy to your needs.

Option 1 may be the preferable option for you if:

o you want a specified death benefit amount (the face amount of the policy), and

o        you want to minimize your monthly deduction costs.

Under Option 1, the accumulation value generally reduces the net amount at risk. Since portions of the monthly deductions are based on the net amount at risk, Option 1 results in smaller monthly deductions for the same face amount of coverage for the same insured compared to Options 2 and 3.



Option 2 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and

o you want the beneficiary to benefit from the potential investment growth of the policy in addition to receiving the face amount of the policy.

Under Option 2, your death benefit is generally the sum of the face amount of coverage and the policy's accumulation value. If the accumulation value increases, your death benefit will also increase. Since the net amount at risk generally remains equal to the face amount of coverage, however, the portions of the monthly deductions based on the net amount at risk will generally be higher than they would be for the same insured under Option 1. Depending on the rate of growth of your accumulation value, the monthly deductions under Option 2 may be higher or lower than they would be under Option 3.

Option 3 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and

o you want the death benefit to return the premium outlay as well as the face amount of the policy.

Under Option 3, your death benefit will increase based on your cumulative premiums paid, reduced by any amounts you withdraw or which we refund to you. These increases are not subject to investment return fluctuations. Depending upon the growth of your accumulation value, the portions of the monthly deductions based on the net amount at risk may be higher or lower than those you would be charged under Option 2.

Transfers After Insured's Death

After we receive notice of the insured's death, we may:

o transfer any portion of the accumulation value in any sub-account to our general account; and

o not allow any portion of the accumulation value to be transferred into or to remain in any sub-account. Settlement Provisions

The net death benefit payable may be paid in a single sum or under one or more of the payment options we are currently offering. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available if the policy is surrendered. If we do not receive a settlement option election, we will pay the death benefit or surrender proceeds, as applicable, in a single sum. See APPENDIX B - SETTLEMENT OPTIONS.

Option to Change the Face Amount

Increasing the Face Amount. You may request an increase in the face amount of the policy on or after the first policy anniversary if the policy is still in force and the insured is living and no older than age 80. The following conditions apply:

o        You must make a written request to us.

o The amount of the increase in basic coverage face amount must be at least $25,000.

o You must submit evidence of insurability satisfactory to us.

o The amount of the increase will be contestable and subject to the suicide limitation for two years after the effective date of the increase with respect to answers in the application for the increase in face amount.

o The death benefit option for the layer must be the same as the base policy.

o If the base policy has a Waiver Provision, the layer must also have a Waiver Provision, subject to our underwriting rules.

Subject to our approval, you may request that additional coverage be issued as supplemental coverage under a supplemental coverage rider or rider layer, as applicable. The rider or rider layer will be effective at the same time as the layer, and the ratio of the associated supplemental coverage to basic coverage under the layer will not change over the life of the policy. Please also refer to Supplemental Adjustable Life Insurance Rider provision on page 62.

The increase in coverage will be issued as a separate layer on the policy. It will generally be effective on the monthly policy date following the date we approve the increase in face amount. The layer will have its own surrender penalty period for 12 years, beginning on the layer date for the amount of the increase issued as basic coverage and its own surrender penalty period for 16 years, beginning on that same date, for the amount of the increase, if any, issued as supplemental coverage. The change in coverage will cause a change in the net single premium, the guideline single premium, the guideline level premium and the monthly no-lapse guarantee premium. The monthly deductions for that layer will be based on:

o        the face amount and accumulation value of the layer;

o        the insured's sex;

o        the insured's class of risk as of the layer date; and

o        the insured's age at issue.

After the increase, the monthly deductions for the base policy and for the layer will be based on the new total face amount of the policy.

Decreasing the Face Amount. You may request a decrease in the face amount of the policy if all of the following conditions are met:

a) You make a written request to us.

b) At the request date, the policy must be in force and the insured must be living.

c) The amount of the reduction in face amount must be at least $25,000.

d) The new face amount may not be less than our published minimum face amount.

The decrease in the face amount will be effective on the monthly policy date next following the valuation date we approve your written request in good order. If we approve your written request on a monthly policy date, the request will be effective on the date we approve it.

The decrease of the face amount may cause a change in the net single premium, the guideline single premium, the guideline level premium and any monthly no-lapse premiums on the policy. The decrease in the face amount may cause a change in the monthly expense charge per thousand to be charged. A decrease in the death benefit may also require a distribution that may be taxable in whole or in part.

The decrease will be allocated first to the most recent layer, if any. To the extent the decrease exceeds the face amount of the most recent layer, the additional amount of the decrease will be allocated to the next most recent layers in order, and then to the base policy. The decrease amount is further allocated between coverage segments within a layer or the base policy in proportion of the face amounts for each.

The decrease in face amount will be subject to a surrender penalty on the portion of the face amount reduction allocated to a coverage segment during the surrender penalty period for that coverage segment. Please see, however, SURRENDER PENALTY DEFERRAL ENDORSEMENT on page 76.

We will deduct the surrender penalty from the accumulation values of the base policy and any layers based on the face amount of the decrease allocated to the base policy or the layers. If the surrender penalty for a layer exceeds the accumulation value minus any policy debt for the layer, the excess surrender penalty amount will be allocated to the next most recently added layers, in order, and then to the base policy. After we have allocated the surrender penalty among the base policy and any layers, we will deduct the surrender penalty from your investment options on a pro-rata basis on the date the decrease in face amount is effective. If that date is not a valuation date, we will deduct the surrender penalty amounts on the next valuation date.

The surrender penalty for the coverage segment is equal to A times B divided by C, where:

A is the full surrender penalty for the current policy, layer, rider or rider layer year, as applicable;

B    is the amount of the requested decrease allocated to the coverage segment;

C is the face amount of the coverage segment before the requested decrease.
The face amount decrease will be applied so that the ratio of basic and supplemental coverage segments on any remaining layer total amount or base policy total amount after the decrease will be the same as before the decrease.

If a decrease in face amount reduces a layer's face amount to zero but the layer's accumulation value exceeds zero, we will transfer the remaining accumulation value in the layer to the base policy accumulation value. We will transfer the amounts in each investment option directly to the same investment options in the base policy.

We will issue new policy data pages showing the new face amount. After the decrease, the monthly deductions and any future surrender penalties will be based on the new face amount of the policy.

PREMIUMS

Premiums are payable to Transamerica Occidental Life Insurance Company. Premium payments may be made by mail to our Administrative Office or through our authorized representative.

The policy will not be in force until you pay the minimum initial premium. Subsequent premiums may be sent to our Administrative Office or you may deliver them to our authorized representative.

After you pay the initial premium, you may make subsequent premiums payments any time and in any amount at least equal to $25, subject to any limitations of the life insurance qualification test you elect and other restrictions in the Premium Limitation provision.

We will not accept any premium payments on or after the policy anniversary nearest the insured's 100th birthday.

No-Lapse Guarantee

The policy includes a no-lapse guarantee, subject to state approval. The no-lapse period is the first ten policy years (first 120 policy months). The monthly no-lapse premium amounts are shown in the policy data pages. During the no-lapse period, the policy will not be in default and will not enter the grace period even if the monthly deductions are more than the net cash value on a monthly policy date provided the cumulative premium requirement is satisfied as of that monthly policy date.

Cumulative Premium Requirement

In order for the no-lapse guarantee to prevent a default on a monthly policy date, the cumulative premiums paid must equal or exceed the sum of the monthly no-lapse premiums due from the policy date to that date.

Cumulative premiums are:

o        the sum of premiums paid; less

o        any policy debt as of the monthly policy date; less

o any partial withdrawals taken or premiums refunded on or before the monthly policy date.

If the policy contains a Waiver Provision Rider and a disability claim is approved during the no-lapse period, we will exclude the period of time the policy is on waiver from the above calculation. Any waiver of a monthly no-lapse premium is subject to the terms of the policy. The no-lapse period will not be extended.

During the no-lapse period, the monthly no-lapse premium will change if any of the following changes occur on your policy:

o        We agree to increase in the face amount;

o        We agree to a decrease in the face amount;

o There is a decrease in the face amount of insurance due to a partial withdrawal;

o        We agree to add, terminate or change a rider;

o        There is a change in the insured's underwriting classification; or

o We agree to a change in the death benefit option.

We will adjust the monthly no-lapse premium prospectively beginning with the date of change. The no-lapse period will not be extended.

If the policy satisfies the cumulative premium requirement and, as a result, the policy is not in default and does not enter the grace period even though the monthly deductions exceed the net cash value on the monthly policy date, the death benefit will be maintained under the no-lapse guarantee provisions. All riders, except the Supplemental Adjustable Life Insurance Rider, the Extended No-Lapse Guarantee Rider and the Waiver Provision Rider may terminate on the date the death benefit begins to be maintained under the no-lapse guarantee provision.

We will continue to take monthly deductions from your accumulation value even if the death benefit is being maintained under the no-lapse guarantee provisions. As a result, the accumulation value and the net cash value could fall below zero.

Premium Limitations

We reserve the right not to accept any premium payment if the premium would immediately increase the difference between the death benefit and the accumulation value. We may also require submission of evidence of insurability to us before accepting such premium payment. If evidence of insurability is required, the premium will be treated as received by us on the valuation date on which we approve the evidence and accept the premium for credit to the policy.

We will accept any premium if failure to do so would cause the policy to enter the grace period before the next policy anniversary. The amount refundable will not exceed the net cash value of the policy.

If the policy is subject to the guideline premium test in order to qualify as a life insurance contract under the Code, the total premiums paid, less any premium refunds, partial surrenders, excluding any surrender penalties, and surrender penalty free withdrawals, may not exceed the greater of:

o        the guideline single premium; or

o        the sum of the guideline level premiums to the date of payment.

As of the end of any policy year, if the premiums paid during such policy year exceed the amount allowable if this policy is to continue to qualify as a life insurance contract under the guideline premium test of Code Section 7702, we will remove the excess amount of premiums paid from the policy, with interest, as of the end of that policy year. We will refund to you this excess amount, including interest, within 60 days after the end of that policy year.

Under both the guideline premium and cash value test provisions, certain changes in benefits or other terms of the contract during the first 15 policy years, including partial surrenders and surrender penalty free withdrawals, may also require distributions to be made from the policy to maintain the qualification of the policy as a life insurance contract for tax purposes. These required distributions may be taxable in whole or in part. These distributions will reduce the total premiums paid for purposes of comparing premiums paid to guideline premium limits.

The amount refundable will not exceed the net cash value of the policy. If the entire net cash value is refunded, we will treat the transaction as a full surrender of your policy.

If we believe any portion of a premium payment will cause a policy to become a Modified Endowment Contract, or MEC, under the tax laws, we will not accept that portion of the premium payment and will immediately notify you. We will refund the excess portion when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

o The premium payment would no longer cause the policy to become a MEC as of the date the refund is to be made; or

o We receive a signed acknowledgment from you before the refund date instructing us to process the premium notwithstanding the potential tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the excess premium would no longer create a MEC or the date we receive the signed acknowledgment. We will then process it accordingly. You may submit a written authorization to us with the premium instructing us to apply the premium to the policy even though applying that premium would cause the policy to become a MEC. In that event, we will treat such authorization as the signed acknowledgement noted above and will credit the net premium to the policy according to our regular premium allocation rules.

Continuation of Insurance

If you stop paying premiums, we will continue your policy at the face amount then in effect and with any additional benefits provided by rider, subject to the No-Lapse Guarantee, the Grace Period and the Monthly Deductions provisions.

ALLOCATION OF PREMIUMS

We will allocate premiums among the coverage segments of the base policy and any layers in the same proportion as the target amounts for each. We deduct administrative charges from gross premiums based on the coverage segment to which premiums are allocated before crediting net premiums to the accumulation value of the base policy or the layer.

As an example, assume your policy was issued three years ago and that your coverage includes basic coverage under the base policy and supplemental coverage under a supplemental coverage rider. Also assume that after the first year we approved a face amount increase as a layer of coverage and also approved an increase in supplemental overage as a rider layer.

The target amounts for each coverage segment are assumed to be:

------------------ ---------------- ----------------
                                     Target Amount
                                     as % of Total
                   Assumed Target    Target Amount
Coverage Segment       Amount
------------------ ---------------- ----------------
------------------ ---------------- ----------------
Base Policy -
Basic Coverage         $3,000             48%
------------------ ---------------- ----------------
------------------ ---------------- ----------------
Supplemental
Coverage Rider         $1,000             16%
------------------ ---------------- ----------------
------------------ ---------------- ----------------
Layer - Basic
Coverage                $750              12%
------------------ ---------------- ----------------
------------------ ---------------- ----------------
Rider Layer -
Supplemental           $1,500             24%
Coverage
------------------ ---------------- ----------------
------------------ ---------------- ----------------
Total Target
Amounts                $6,250            100%
------------------ ---------------- ----------------

To determine the percentage allocation for each coverage segment, you divide the target amount for the coverage segment by the "total target amounts" (the sum of the target amounts for each coverage segments and then multiply that result by 100.

Let us assume that you have made no premium payments in the current policy or layer years. If we then assume that you make a premium payment of $8,000, we will allocate that premium among the coverage segments as follows:

------------------ ---------------- ----------------
                    Target Amount
                    as % of Total       Premium
                    Target Amount    Allocated to
Coverage Segment                       Coverage
                                        Segment
------------------ ---------------- ----------------
------------------ ---------------- ----------------
Base Policy -
Basic Coverage           48%            $3,840
------------------ ---------------- ----------------
------------------ ---------------- ----------------
Supplemental
Coverage Rider           16%            $1,280
------------------ ---------------- ----------------
------------------ ---------------- ----------------
Layer - Basic
Coverage                 12%             $960
------------------ ---------------- ----------------
------------------ ---------------- ----------------
Rider Layer -
Supplemental             24%            $1,920
Coverage
------------------ ---------------- ----------------
------------------ ---------------- ----------------
Total Target
Amounts                 100%            $8,000
------------------ ---------------- ----------------

The administrative charge deducted from the gross premium allocated to a basic coverage segment is 7.6% of the premium, up to the target amount each year for the coverage segment during the first 10 years for the coverage segment. All other premiums allocated to a basic coverage segment are assessed an administrative charge of 3.6% of the premium.

The premium allocated to the base policy basic coverage segment is $3,840. The target amount for the coverage segment is $3,000. The current premium is the only premium paid for this policy year and, therefore, we will deduct an administrative charge equal to $258.24 from the premium allocated to the base policy basic coverage. This is equal to 7.6% of $3,000, or $228, plus 3.6% of $840, or $30.24. Any further premiums paid during the same policy year would be assessed an administrative charge of 3.6% since the premiums paid in this year have exceeded the target amount for the coverage segment. Premiums received during the next policy year, however, will again be subject to the 7.6% administrative charge on premiums paid during that policy year, until the total premiums paid equal the target amount for the coverage segment.

In a similar manner, the administrative charges for premiums allocated to the other coverage segments would be determined. The premium allocated to the supplemental coverage rider is $1,280. The target amount for the coverage segment is $1,000. Currently, we assess an administrative charge of 3.6% on all premiums allocated to supplemental coverage segments. The current administrative charge is, therefore, $46.08. The maximum guaranteed charge we could charge, however, is 8.6% of premiums up to target amounts during each of the first 10 rider years, and 3.6% on any other premiums. The maximum guaranteed charge we could charge in this example would be $96.08. This is equal to 8.6% of the target amount of $1,000 and 3.6% on the remaining amount of $280.

These same type calculations for the premiums allocated to the layer result in an administrative charge of $64.56; for the current administrative charge for premiums allocated to the rider layer of $69.12, while the maximum guaranteed charges would be $144.12.

The premium minus the administrative charge is the net premium credited to the base policy or layer accumulation value. In our example, the net premium allocated to the base policy accumulation value is the net premium for the base policy plus the net premium for the supplemental coverage rider, since the rider coverage segment was issued at the same time as the base policy. The net premium allocated to the base policy accumulation value, using the current administrative charges we assess is:

o        $3,840 minus $258.24; plus

o        $1,280 minus $46.08; equals

o        $4,815.68.

The net premium we allocate to the layer accumulation value is the net premium for the layer plus the net premium for the supplemental coverage rider layer, since the rider layer was issued at the same time as the layer. The net premium we allocate to the layer accumulation value, using the current administrative charges we assess is:

o        $960 minus $64.56; plus

o        $1,920 minus $69.12; equals

o        $2,746.32.

ALLOCATION OF NET PREMIUMS

In the application for your policy, you elect the initial allocation of the net premiums among the investment options. You may allocate net premiums to one or more investment options. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and the combined percentages must total 100%. In the future, we may limit the number of sub-accounts you may invest in. Currently, you may allocate your net premiums among any or all the sub-accounts and the fixed account. The allocation percentages you elect will apply to all premiums we receive unless you change your premium allocation instructions to us.

You may change your premium allocation instructions at any time by sending us a written request or by exercising your telephone access privilege. Any premium allocation change will apply to all premiums we receive on or after the effective date of change. We reserve the right to charge a fee up to $25 for each premium allocation change, but we do not currently charge for allocation change requests. We will deduct any such fee from the accumulation value of the base policy on a pro-rata basis.

The accumulation value in each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. You should review your allocations of premiums and accumulation value as market conditions and your financial planning needs change.

Initial Premium

We will allocate the initial net premium to your policy no later than the second valuation date following the latest of:

o        the date we approve the issuance of the policy;

o        the policy date;

o        the date we receive the premium; or

o the date we approve the last delivery requirement returned to us, if the policy was issued with delivery requirements.

Delivery requirements are any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

We may deduct from the initial net premium the amount of the monthly deductions due prior to allocating the remaining net premium to your policy's accumulation value.

Subsequent Premiums

We will allocate subsequent net premiums on the date we receive them. If the date we receive a premium is not a valuation date, we will allocate the net premium on the next valuation date.

Crediting of Net Premiums Before
Reallocation Date

If we credit any net premium before the reallocation date, any amounts you elected to allocate to the separate account will be initially allocated solely to the money market sub-account. On the reallocation date, we will reallocate the portion of the accumulation value in the money market sub-account among the sub-accounts that you elected. If the reallocation date is not a valuation date, we will make the reallocation on the next valuation date.

We will allocate any net premium credited to the policy on or after the reallocation date directly to the investment options you elected.

UNITS AND UNIT VALUES

Valuation of Units

We will allocate net premiums and transfers to the sub-accounts you have elected. All net premiums will be allocated according to the ALLOCATION OF NET PREMIUMS section above.

Your policy will be credited with a number of units in a sub-account equal to the amounts allocated to that sub-account divided by the value of the applicable unit. The value of the applicable unit will be determined on the day the amount is allocated. If day we allocate the amount is not a valuation date, the value of the applicable unit will be determined on the next valuation date.

The number of units in a sub-account will remain fixed, unless:

a)   increased by a net premium or a transfer allocated to the sub-account;

b) reduced because of a partial surrender, surrender penalty free withdrawal, surrender penalty, monthly deduction, policy loan, or other charges or fees allocated to the sub-account, or because of a transfer from the sub-account; or

c)   changed by a subsequent split of a unit value.

Any transaction described in b) above will result in the cancellation of a number of units that are equal in value to the amount of the transaction.

On each valuation date, we will value the assets of each sub-account and determine the value of each unit.

Unit Values

The unit values for all sub-accounts except the money market sub-account were initially set at $10.00. The unit value for the money market sub-account was initially set at $1.00. The unit value for a sub-account on any subsequent valuation date is equal to:

                                     (A x B)
                                        C
where

A is the number of shares of the underlying portfolio held by the sub-account at the end of the valuation date.

B is the net asset value (NAV) per share of the underlying portfolio as of the end of the valuation date, plus the per share amount of any capital gains or dividends declared on that valuation date.


C is the number of units outstanding as of the end of the prior valuation date.

The unit value may increase or decrease from one valuation date to the next. You bear this investment risk. We reserve the right to change the method we use to determine the unit value, subject to any required regulatory approvals.

If we are required to pay federal taxes on the separate account, we reserve the right to deduct a charge for such taxes. We may reflect the amounts of such charges in the calculation of the unit values.

ACCUMULATION VALUE

Determination of Accumulation Value

The base policy and each layer have separate accumulation values, a portion of which may be available to you by taking a loan, a surrender penalty free withdrawal or partial surrender, or upon surrendering the policy. The accumulation value may affect the amount of the death benefit.

The accumulation value of the base policy at the time the initial premium is accepted is equal to:

o        the initial net premium; minus

o        the monthly deduction(s) that start on the policy date.

The accumulation value of the base policy or a layer on any specified date after the initial premium is allocated to the policy is equal to the sum of:

o        the accumulation values in the separate account; and

o the accumulation values in the fixed account, including the loan account, for the base policy or layer on that date.

Sub-Accounts

The portion of your accumulation value in the sub-accounts to which you have allocated your net premiums or transferred amounts is equal to the value of the units in the sub-accounts credited to your policy times the number of such units.

Fixed Account

Amounts in the fixed account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. For a detailed description of the fixed account, see APPENDIX A - THE FIXED ACCOUNT.

Loan Account

Amounts you borrow from the policy are transferred to the loan account. Amounts in the loan account do not vary with the investment performance of any sub-account. Instead, these amounts are part of the fixed account but are credited with separate interest rates. The loan account is excluded from the value of the policy used to determine pro-rata allocations.

Partial Surrenders

At any time after the end of the free-look period and after the reallocation date, you may surrender a portion of the policy's value by sending us a written request, subject to the limitations described below. We will deduct the surrender amount and any surrender penalty from the policy's accumulation value and allocate it among your investment options on the day we receive your surrender request in good order. If that day is not a valuation date, we will deduct the surrender amount and any surrender penalty from your investment options on the next valuation date.

In any policy year, the maximum amount that you may receive by partial surrender is:

o        the accumulation value of the policy; minus

o any existing policy debt, plus estimated additional interest on existing policy loans to the end of the policy year; minus

o        three times the most recent monthly deductions; and minus

o the greater of $25 or the surrender penalty that would apply for a full surrender of the policy.

If you request an amount larger than the maximum described above, we will treat it as a request for a full surrender.

We will calculate the maximum partial surrender amount for the base policy and each layer in a similar manner.

The amount of the partial surrender will be deducted from the policy's accumulation value. This amount will be deducted from the accumulation value of the base policy and any layers based on the proportion that the maximum partial surrender amount for each bears to the total maximum of the partial surrender amounts available for the base policy and all layers. Within the base policy or a layer, we will allocate the partial surrender amount between the basic coverage segment and any supplemental coverage segment in proportion of the target amount for each.

The amount of a partial surrender that exceeds the amount eligible for a surrender penalty free withdrawal, as described below, will be subject to a surrender penalty. This amount is called the "excess amount". Surrender penalties will apply:

o during the first 12 policy years for the base policy and during the first 12 layers years for a layer on the excess amounts attributed to the basic coverage segment of the base policy or a layer; and

o during the first 16 rider years and during the first 16 rider layer years for a rider layer on the excess amount attributed to the supplemental coverage rider.

We will determine the surrender penalties based on the coverage segments to which we attribute the excess amount. This excess will be attributed first to the most recent layer, if any. To the extent the excess is greater than the face amount of the most recent layer (adjusted for purposes of calculating surrender penalties to reflect the amount of any surrender penalty free withdrawal amount), the remainder will be attributed to the next most recent layers in order, and then to the base policy.

For each coverage segment where the amount attributed equals the face amount, the surrender penalty will be equal to A times B divided by C, below. For each coverage segment to which any lesser amount is attributed, the surrender penalty will be equal to A times B divided by D below, but not more than A times B divided by C. For purposes of these calculations:

A is the amount of the excess attributed to the base policy, layer, or any associated supplemental coverage segment;

B is the coverage segment's surrender penalty factor for the current coverage segment year, as applicable;

C    is 1000; and

D is 1000 minus the coverage segment's surrender penalty factor for the current coverage segment year.

We calculate surrender penalties separately for the basic coverage and for any associated supplemental coverage segment within the base policy or a layer. The surrender penalties for the base policy or a layer are the sum of the surrender penalties for the basic coverage plus the surrender penalties for the supplemental coverage, if any, associated with the base policy or layer.

The surrender penalty factors for the base policy, layers and any associated supplemental coverage segments vary by policy year, layer year, rider year and/or rider layer year and are shown in the policy data pages. However, if the sum of the surrender penalties for the base policy and any layers, and all associated supplemental coverage segments, is less than $25, the surrender penalty will be $25.

We will deduct the surrender penalty first from the accumulation value of the newest layer. If the accumulation value of that layer is insufficient, we will deduct the remainder successively from the next most recent layer(s), and then from the base policy. After we have allocated the surrender amount and surrender penalty among the base policy and any layers, we will deduct the allocated amounts from your investment options on a pro-rata basis.

We may permit you to specify the investment options from which the partial surrender and surrender penalties, if any, are to be deducted. Such specifications must be in a form and manner acceptable to us. If any part of your specified allocation cannot be processed, we will reject the entire request and not process any portion of the partial surrender. For example, if you elected to allocate a portion of the partial surrender to a sub-account that, in fact, had no accumulation value in it, we would reject your request. In this event, we will notify you and will require a new instruction from you before processing the partial surrender request. Your partial surrender request will be effective on the valuation date on which we receive your new request.

If you have one or more layers on the policy, your partial surrender may only be allocated pro-rata. You will not be permitted to specify the investment options from which you want to allocate the partial surrender amount.

If you chose Death Benefit Option 1, we will also reduce the face amount of the most recent layer and any associated supplemental coverage segment by the amount of the partial withdrawal. If the amount of the reduction exceeds the face amount of the most recent layer, including the face amount of any associated supplemental coverage segment, the excess amount will reduce the face amount of the next most recently added layers, in order, and then the face amount of the base policy.

If you chose Death Benefit Option 3, we will also reduce the face amount of the most recent layer and any associated supplemental coverage segment by:

a) the partial withdrawal amount, not including any surrender penalties, that exceeds the cumulative gross premiums paid minus the sum of all previous partial withdrawals (not including surrender penalties) and premium refunds; and

b)   the amount of the surrender penalties on the partial withdrawal.

If the amount of the reduction exceeds the face amount of the most recent layer and any associated supplemental coverage segment, the excess amount will reduce the face amount of the next most recently added layers, in order, and then the face amount of the base policy, along with the face amounts of any associated supplemental coverage segments.

The face amount decrease, including reductions for surrender penalties, will be applied so that the ratio of basic and supplemental coverage segments on any remaining layer total amount or base policy total amount after the decrease will be the same as before the decrease.

If the new face amount would be less than our minimum allowed, then we will not allow the partial surrender.

The accumulation value, if any, remaining on a layer after that layer's face amount is reduced to zero will be transferred to the base policy.

Surrender Penalty Free Withdrawals

After the first policy year, a portion of any partial surrender amount you request over $100 is available without surrender charges. The amount available is:

o        10% of the accumulation value, minus

o 100% of the sum of all surrender penalty free withdrawals since the last policy anniversary.

This amount may not exceed the maximum amount available as a partial surrender.

There may be important tax consequences of making a partial surrender of the policy. Consult with a tax adviser regarding these tax consequences.

NONFORFEITURE OPTION - FULL
SURRENDER

You may surrender the policy at any time for its net cash value. The surrender penalty for a full surrender of the policy is equal to the surrender penalty, if any, for the base policy, plus the surrender penalty, if any, for each layer, plus the surrender penalties, if any, for any supplemental coverage rider or rider layer.

The surrender penalty factors for your policy, layers, the supplemental cover rider and rider layers appear in the policy data pages. We will use the factors to determine the surrender penalty we will apply.

To calculate the surrender penalty for the base policy and any layer, find the factor for the current policy year or layer year. Multiply this factor by the number of thousands of face amount of the base policy or layer. This is the surrender penalty for that coverage segment. There is no surrender penalty for the base policy or a layer after the first 12 policy years or layer years.

To calculate the surrender penalty for any supplemental coverage rider or rider layer, find the surrender penalty factor for the current rider year or rider layer year. Multiply this factor by the number of thousands of face amount of the supplemental coverage rider or rider layer. This is the surrender penalty for that coverage segment. There is no surrender penalty for the supplemental coverage rider or rider layer after the first 16 rider years or rider layer years.

We will process the surrender on the day we receive your written request in good order. If that date is not a valuation date, then the request will be effective on the next following valuation date.

If you request a full surrender within 30 days after a policy anniversary, the net cash value of the fixed account will not be less than the net cash value of the fixed account on that anniversary less any policy debt, partial surrenders, including any surrender penalty, surrender penalty free withdrawals and transfers, including transfer fees, deducted from the fixed account after than anniversary.

There may be important tax consequences of taking a full surrender of the policy. Consult with a tax adviser regarding these tax consequences.

POLICY LOANS

You may borrow any portion of the net cash value of the policy. We will process a loan on the day we receive your loan request in good order. If that day is not a valuation date, we will process the loan on the next valuation date.

We will require the written consent of any irrevocable beneficiaries.

There are two types of policy loans, preferred loans and regular loans.

Preferred loans are:

o any amounts we agree to accept under the policy as a carryover loan pursuant to an exchange under Code Section 1035;

o all existing and new policy loans beginning on the tenth policy anniversary (the start of the 11th policy year); and

o        loans to pay the policy loan interest due on preferred loans.

Regular loans are policy loans that do not qualify as preferred loans. During the first ten policy years, all requested loans are regular loans. (Carryover loans accepted pursuant to a Code Section 1035 exchange are treated as preferred loans in all policy years.)Loans taken to pay loan interest on regular loans will also be processed as regular loans.

The following terms and conditions apply to policy loans:

o The maximum loan amount is the policy's accumulation value as of the date of the loan request, minus the total of:

a) any existing policy debt plus estimated additional interest on existing policy loans to the end of the policy year; plus

b) interest on the amount of the requested loan to the end of the policy year; plus

c) the surrender penalty that would be assessed on a full surrender of the policy or, if greater, two monthly deductions for the base policy and for all layers.

     We will calculate the maximum loan amount for the base policy and each layer in a similar manner.

o We will allocate the requested loan amount to the base policy and any layers in the same proportion that the maximum loan amount for each bears to the total of the maximum loan amounts for the base policy and all layers. We will then deduct the allocated amount from the base policy's or layer's investment options on a pro-rata basis, unless you specify, in a form and manner acceptable to us, the investment options to which you want to allocate the loan amount. We will transfer the loan amount to the loan account.

     If any part of your specified allocation cannot be processed, we will reject the entire request and not process any portion of the loan request. For example, if you elected to allocate a portion of the loan to a sub-account that, in fact, had no accumulation value in it, we would reject your request. In this event, we will notify you and will require a new instruction from you before processing the loan request. The loan request will then be effective on the valuation date on which we receive your new request.

     If you have one or more layers on your policy, your loan may only be allocated pro-rata. You will not be permitted to specify the investment options from which you want to allocate the loan amount.

o We will credit interest to the policy on the outstanding loan amount in the loan account. For preferred loans, we will credit interest at an annual effective interest rate of no less than 7.75%. For regular loans, we will credit interest at an annual effective interest rate of no less than 6.75%. The loan account is part of the fixed account. The loan account includes outstanding loans.

     Such interest credited during the policy year with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next policy anniversary (the day following the end of the policy year). During the one month period beginning on the policy anniversary, you may transfer any portion of the prior year's interest credited with respect to outstanding loans to the sub-accounts. Thereafter, transfers will be subject to our current limits on the amount and frequency of transfers from the fixed account.

o Interest on policy loans accrues daily and is charged in arrears on the policy anniversary, or, if earlier, the date the policy lapses or otherwise terminates, or the date of the insured's death. The annual effective loan interest rate is 8.0%. This rate applies to both preferred loans and to regular loans. We may charge a lower rate. We will never charge a higher interest rate. If you do not pay interest when it is due, we will add the amount of the interest to the loan.

     We will allocate any loan interest due on the policy anniversary (or earlier, if applicable) to the base policy and any layers in the same proportion that the outstanding loan amount for each bears to the outstanding loan amount for the policy. We will then deduct the allocated amount from the base policy's or layer's investment options on a pro-rata basis. We will transfer the loan interest to the loan account. The loan interest will become part of the loan.

o If the insured dies, we will deduct the policy debt from the death benefit before we pay the death benefit to the beneficiary.

Carryover Loans

If you have a policy loan on a life insurance policy and you are exchanging that policy for a new life insurance policy, you may incur income tax liability on all or part of the amount of the outstanding loan unless you:

o        repay the loan prior to the exchange; or

o        carry over the loan to the new policy.

The income tax liability is based on the amount of the outstanding policy loan in excess of your tax basis in the policy to the extent of any gain or earnings in the policy at the time of the exchange.

We may allow you to carry over a policy loan on your old policy to your new policy through an IRC Section 1035 exchange, up to certain limits. The use of an IRC Section 1035 exchange may avoid any income tax liability that would be due if the old loan is not repaid prior to the exchange or not carried over to the new policy. We will treat any loan carried over as part of a Section 1035 exchange as a preferred loan under the new policy.

If you wish to carry over an outstanding policy loan to your TransAccumulator VUL policy, you must provide us with written notice of your intent to carry over a policy loan on a form provided by us at the same time you provide us with your election to exchange another life insurance policy for the TransAccumulator VUL policy.

The carryover loan plus the cash transferred to us from the other company on the surrender of the old policy is a premium to us under the IRC Section 1035 exchange. This premium is the "exchange premium".

Carryover loans are considered part of the premium for this policy, including for purposes of:

o Life insurance qualification tests under IRC Section 7702 and seven-pay premium tests under IRC Section 7702(A); and

o Allocations among coverage segments and determination of administrative charges. The amount of the administrative charges is deducted solely from the cash portion of the exchange premium.

We will credit the exchange premium in accordance with our normal premium crediting rules. The exchange premium will be considered "received by us" only when we receive both the surrender check and information as to the exact amount of the outstanding loan on the date of surrender of the old policy from the other insurance company.

As a policy loan, a carryover loan will affect the amount of premium you must pay to meet your cumulative premium requirements under the no-lapse guarantee provision. Depending on the amount of the carryover loan, other premiums you pay into the policy, and other factors, you may need to pay additional premiums or repay part or all of the loan in order to put the policy in force or to keep the policy from going into default.

The carryover loan amount is not included in any amounts we refund to you if you exercise your free look option under the policy.

Loan Repayment

You may repay any part of the policy debt at any time while the insured is living. We will allocate the loan repayment on the day we receive it. If that day is not a valuation date, we will allocate it on the next valuation date.

If you want to make a loan repayment, you must tell us that the payment you send us is for that purpose. Unless your payment is clearly marked as a loan repayment, we will assume it is a premium payment if it is received before the policy anniversary nearest the insured's 100th birthday. When we receive a loan repayment, we will apply it to the outstanding loan. The loan repayment will be allocated first to the most recent portion of the outstanding loan that is a regular loan; and then to the next most recent portions, in order, that are regular loans; then to the most recent portion of the outstanding loan that is a preferred loan; and then to the next most recent portions, in order, that are preferred loans. For each such portion of the loan being repaid, the loan repayment is first allocated to the portion of that loan amount in the base policy, and then successively to any layers in the order of their layer dates. After we have allocated the loan repayment among the base policy and any layers, we will allocate those amounts to your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Your policy will not automatically lapse if you do not repay a loan. However, it will go into default if the net cash value is not large enough to cover the monthly deduction due and any loan interest due that is not paid in cash.

Loan Interest

On each policy anniversary, we will calculate the interest due on any outstanding loans and add it to the loan balance. Interest on loans is due on the policy anniversary at the annual effective rate of 8.0%. This is the maximum guaranteed loan interest rate we will charge. This is the rate we currently charge. We will deduct the loan interest from your investment options on a pro-rata basis, and then transfer the loan interest to the loan account. We do not allow you to elect an allocation for a loan taken to pay loan interest due. The loan interest deduction and transfer will be effective on the policy anniversary if that day is a valuation date. If the policy anniversary is not a valuation date, the loan interest deduction and transfer will be effective on the next valuation date. You may choose to pay an amount equal to the loan interest due in cash. Any amount paid will be credited to the policy debt at the time it is received.

Effect of Policy Loans

Policy loans will affect the accumulation value and net cash value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the underlying portfolios in which the sub-accounts are invested is less than or greater than the interest credited to the portion of the policy in the fixed account that secures the loan.

We will deduct any policy debt from the proceeds payable upon a full surrender or when the insured dies.

The policy will be in default, will enter the grace period and may lapse at the end of that period if the net cash value is not large enough to cover the monthly deduction due and any loan interest due that is not paid in cash. As a result, increases in the outstanding loan and/or decreases in the accumulation value may make it more likely that your policy will lapse. Assuming you do not make loan repayments, the outstanding loan will increase if you receive additional loan amounts from your policy. The outstanding loan amount will also increase if you do not pay loan interest due in cash. Monthly deductions reduce your accumulation value. Your accumulation value, net of outstanding loans, will decrease if you take additional loans from your policy or you take partial surrenders from your policy or, in certain situations, you decrease the face amount of your policy. The accumulation value in a sub-account on the policy may decline based on the investment performance of the underlying portfolio.

In the event the policy lapses or is otherwise terminated while a policy loan is outstanding, the policy debt will be treated as cash received from the policy for income tax purposes. Any cash received, that is, the outstanding policy loan and accrued loan interest plus any other accumulation value less surrender penalties in excess of the policy's tax basis, should be taxable as ordinary income.

For a discussion of the federal tax considerations of policy loans, see FEDERAL TAX CONSIDERATIONS - Policy Loans.

GRACE PERIOD

If the policy goes into default, we will let you know by sending a notice to your last known address. The notice will state the amount you must pay to keep the base policy, any layers and any supplemental coverage rider and rider layers in force. You must pay this amount before the grace period ends. The grace period is a period of 61 days beginning on the date we send you the notice. If you do not pay enough, your policy will lapse at the end of the 61 days and your insurance coverage under the policy and any riders will terminate.

The policy will go into default on a monthly policy date if the net cash value is less than the monthly deductions due, unless:

o        the policy is in its no-lapse period; and

o        the cumulative premium requirement is satisfied.

The amount you must pay to bring the policy out of default is equal to A plus B plus C, where:

A is the amount necessary to bring the net cash value to zero, if it is less than zero at the date of default;

B is an amount equal to five times the monthly deduction due on the date of default; and

C is an amount sufficient to cover the administrative charges associated with the premiums under A and B above.

     The amount equal to five times the monthly deduction due on the date of default includes the two monthly deductions due for the insurance provided during the grace period plus three monthly deductions due when the policy is brought out of default.

If the policy goes into default during the first ten policy years (the no-lapse period), you may pay the following alternative amount to bring the policy out of default if this amount is less than the amount stated above. This alternative amount is equal to D plus E, where:

D is the amount, if any, necessary to satisfy the cumulative premium requirement for the no-lapse period on the date of default; and

E is the amount equal to three times the monthly no-lapse premium amount.

The policy will also go into default if the policy debt exceeds the accumulation value or, beginning with the policy anniversary nearest the insured's 100th birthday, the loan interest due on a policy anniversary is not paid in cash and the accumulation value less the outstanding loans is less than the loan interest due.

During the grace period, we will not charge you interest on the amount due. If the insured dies during the grace period and before you pay the amount due, we will subtract the amount required to provide insurance to the date the insured died from the death benefit.

REINSTATEMENT

If the policy lapses, it may be reinstated provided it was not surrendered. To reinstate the policy, you must meet the following conditions:

o You must request reinstatement in writing within three years after the date of lapse and before the policy anniversary nearest age 100.

o The insured must submit evidence of insurability satisfactory to us.

o The reinstated policy will be subject to the no-lapse provisions during the no-lapse period. Any increase in the face amount of the base policy will also be subject to the no-lapse provisions during the policy's no-lapse period. The no-lapse period will be calculated from the original policy date. It does not start over.

     If the policy lapsed during the 10 year no-lapse period and is reinstated before the end of that period, you must pay a premium equal to the lesser of A or B, where:

     A is the amount necessary to satisfy the cumulative premium requirement as of the date of reinstatement, plus an amount equal to three monthly no-lapse premiums; and

     B   is an amount equal to:

(i) the amount that was required to bring the net cash value to zero on the date the policy went into default; plus

(ii) an amount sufficient to cover the two monthly deductions that were due when the policy lapsed and three monthly deductions due when the policy is reinstated; plus


(iii) an amount sufficient to cover the administrative charges associated with the reinstatement premium.

         The amount equivalent to the two monthly deductions due when the policy lapsed will be used to reimburse us for the insurance provided during the grace period.

If the policy is reinstated after the end of the first ten policy years (the no-lapse period), you must pay a premium equal to B above.

If any loans existed when the policy lapsed, you must repay or reinstate the policy debt, with interest. Interest will be compounded annually from the date of lapse at the loan reinstatement interest rate of 8%.

Surrender penalty periods in the reinstated policy and supplemental coverage rider, if any, will be calculated from the original policy and layer dates, as applicable, as well as the original rider and rider layer dates for any supplemental coverage rider.

The effective date of a reinstatement will be the date we approve your request. We will resume taking monthly deductions for the policy as of the nearest monthly policy date. If a person other than the insured is covered by any attached rider, that person's coverage may be reinstated under the reinstatement terms of that rider.

The accumulation value of the reinstated policy will be:

o        any surrender penalty assessed at the time of lapse; plus

o        any loan repaid or reinstated; plus

o        any net premium you pay at reinstatement; minus

o        any monthly deductions due at the time of lapse.

If the Supplemental Adjustable Life Insurance Rider was effect on your policy at the time the policy lapsed, the rider and any rider layer will be reinstated when the policy is reinstated. At reinstatement, the face amount of the rider or any rider layer will be the same as at the time of lapse, and the ratio of basic coverage segments and associated supplemental coverage segments will be the same as at the time of lapse. The rider and any rider layers may only be reinstated together with the policy, and they must be reinstated if the policy is reinstated.

We will allocate any loan repaid and any net premium you pay at reinstatement according to the most recent premium allocation election we have received from you. We will restore any surrender penalty assessed at the time of lapse. We will allocate any restored surrender penalty at reinstatement between the base policy and any layers in the same proportion as these amounts were deducted at the time of lapse. We will then allocate the base policy and layer amounts among your investment options in the same proportion as these amounts were deducted at the time of lapse.

We will allocate the amount you pay within one valuation date after the later of:

o        the valuation date that we approve the reinstatement; or

o the valuation date that we receive the reinstatement premium and any other payments.

OTHER BENEFITS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement is in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.

Supplemental Adjustable Life Insurance
Rider

This rider provides a death benefit in addition to the basic coverage under the policy. While the rider is in force and subject to the terms of the rider and the policy, we will pay the rider death benefit after we receive due proof that the insured's death occurred while the rider was in force. The rider death benefit will be payable to the same person, and in the same manner, as the death benefit.
For purposes of the rider, the following definitions will apply:

Age at Issue is the insured's age on the rider date for the rider or on the rider layer date for a rider layer.

Monthly Deduction for the rider is an amount we withdraw from the accumulation value of the base policy and the accumulation value of each layer as described in the Rider Monthly Deductions provision.

Reinstate means to restore coverage after the policy and the rider have lapsed.

Death Benefit. The face amount of the rider is shown in the policy data pages. The rider death benefit consists of the difference between:

o the death benefit generated by including the rider face amount and the face amount of any rider layers in the "face amount" in the calculations shown in the Death Benefit Option provisions; and

o        the death benefit that would be generated by excluding such amounts.

     Monthly Deduction. The rider monthly deduction is the sum of the monthly deductions for the rider and for each rider layer.

The monthly deduction for the rider, if the rider is part of the base policy total amount, is equal to:

a) the monthly deduction rate for the rider, times .001, multiplied by:

o the net amount at risk for the base policy total amount on the applicable monthly deduction date, multiplied by

o    the ratio of the face amount of the rider to the base policy total  amount;
     plus

b) The monthly expense charge per thousand for the rider.

The monthly deduction for the rider, if the rider is part of a layer total amount, is equal to:

a) the monthly deduction rate for the rider, times .001, multiplied by:

o the net amount at risk for the layer total amount on the applicable monthly deduction date, multiplied by

o    the ratio of the face amount of the rider to the layer total amount; plus

b) The monthly expense charge per thousand for the rider.

The monthly deduction for a rider layer is equal to:

a) the monthly deduction rate for the rider layer, times .001, multiplied by:

o the net amount at risk for the layer total amount on the applicable monthly deduction date, multiplied by

o    the ratio of the face amount of the rider layer to the layer total  amount;
     plus

b) the monthly expense charge per thousand for the rider layer.

We will determine the monthly deduction rate for the rider and each rider layer on each monthly policy date. The monthly deduction rate for the rider and each rider layer will depend on:

o        the insured's sex;

o        the insured's class of risk as of the rider date or rider layer date;

o    the number of years that the rider or rider layer has been in force; and

o        the insured's age at issue.

A table of guaranteed maximum monthly deduction rates for the rider and each rider layer will be shown in the policy data pages or in supplemental policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Monthly Expense Charge Per Thousand. For the rider, this charge is equal to the monthly expense charge per thousand for the rider, times .001, times the rider face amount. For a rider layer, this charge is equal to the monthly expense charge per thousand for the rider layer, times .001, times the rider layer face amount. The guaranteed maximum monthly expense charge per thousand for the rider or for each rider layer is shown in the policy data pages. We may assess lower charges than the guaranteed maximum monthly expense charge. We will never assess a higher charge than the one shown.

Increasing the Face Amount. If you increase the total face amount of the policy, a new layer will be added to the policy. Subject to our rules, you may allocate a portion of the increase to a new rider layer.

The new rider layer will have its own surrender penalty period for 16 years, beginning on the rider layer date. The monthly deduction for the new layer will take into account:

o        the total face amount of the policy;

o        the insured's sex;

o        the insured's class of risk as of the rider or rider layer date;

o        the insured's age on the rider layer date; and

o        how long the rider or rider layer has been in force.

We will issue new policy data pages showing the face amount of the new rider layer. After the increase, the monthly expense charge per thousand for the rider and any rider layers will be based on the new total face amount of the policy, including the rider and any rider layers.

Effect of Face Amount Increase. If the face amount of the rider or the rider layer is increased during the no-lapse period for the policy, the monthly no-lapse premiums on the policy will be recalculated for the remainder of the no-lapse period. The no-lapse period for the policy will not be extended. The increase in the face amount of the policy may cause a change in the monthly expense charge per thousand.

Decreasing the Face Amount. The rider or rider layer face amounts may be decrease according to the Decreasing the Face Amount provisions for the policy.

Any decrease of the face amount of the rider or a rider layer may cause a change in the maximum monthly expense charge per thousand and the maximum monthly expense charge per thousand to be charged for the rider or rider layer.

A surrender penalty will apply on the amount of the face amount reduction allocated to the rider during the first 16 rider years or to a rider layer during the first 16 rider layer years. Surrender penalties will be determined as described in the Decreasing the Face Amount provisions for the policy. There are Tables of Surrender Penalty Factors for the rider in the policy data pages. We will use these factors to determine the surrender penalty we will apply. There is no surrender penalty after 16 rider or rider layer years.

The face amount decrease will be applied such that the ratio of basic and supplemental coverage segments on any remaining layer total amount or base policy total amount after the decrease will be the same as before the decrease.

We will issue new policy data pages showing the new rider face amount and any new rider layer face amounts. After the decrease:

o The monthly expense charge per thousand for the rider or for a rider layer will be based on the new total face amount of the policy; and

o Any future surrender penalties for the rider or any rider layer will be based on the new face amount of the rider or rider layer.

Effect of Face Amount Decrease. If the face amount of the rider or a rider layer is decreased during the no-lapse period for the policy, the monthly no-lapse premiums on the policy will be recalculated for the remainder of the no-lapse period. The no-lapse period will not be extended. The decrease in the face amount of the policy may cause a change in the monthly expense charge per thousand to be charged.

Surrenders and Surrender Penalties. A partial surrender or surrender penalty free withdrawal may result in a reduction in the face amount of the rider or of a rider layer, as provided in the Partial Surrender provisions.

If a partial withdrawal results in a reduction in the base policy total amount or any layer total amount, the reduction will be applied so that, for any remaining base policy total amount or any remaining layer total amount, the ratio of basic coverage to supplemental coverage will be the same as before the reduction.

During the first 16 rider or rider layer years, we will assess a proportionate surrender penalty on any surrender amount that is attributable to the rider or to a rider layer. Surrender penalties will be determined as described in the Partial Surrender section. There are Tables of Surrender Penalty Factors for the rider and rider layers in the policy data pages. We will use the factors in the table to determine the surrender penalty we will apply. There is no surrender penalty after 16 rider layer years.

A full surrender of the policy under the NONFORFEITURE OPTION - FULL SURRENDER will result in a surrender penalty being assessed on any surrender amount that is attributable to the rider during the first 16 rider years, or to a rider layer during the first 16 rider layer years.

To calculate the surrender penalty for the rider, find the surrender factor for the current rider year. Multiply this factor by the number of thousands of rider face amount. This is the surrender penalty for the rider. There is no surrender penalty for the rider after the first 16 rider years.

To calculate the surrender penalty for a rider layer, find the surrender factor for the current rider layer year. Multiply this factor by the number of thousands of rider layer face amount. This is the surrender penalty for the rider layer. There is no surrender penalty for a rider layer after 16 rider layer years.

Guaranteed Exchange Option. In addition to the conditions in the Guaranteed Exchange Option section, the following conditions will also apply.

If the policy includes any supplemental coverage under the rider and the new policy allows for a supplemental coverage rider, the minimum initial premium for the new policy will be determined with reference to the required annual premiums for the basic coverage and for the supplemental coverage under the new policy.

If the policy includes any supplemental coverage under the rider and the new policy also allows for a supplemental coverage rider, the surrender penalty period offset under the new policy will be determined with reference to the surrender penalty periods for the basic coverage and for the supplemental coverage under the policy.

Amount We Pay is Limited in the Event of Suicide. If the insured dies by suicide, while sane or insane, within two years from the issue date of the rider, we will be liable only for the amount of premiums paid for the rider.

If you request an increase in the face amount of the rider, this suicide provision will start anew, beginning on the rider layer date, but any extension of the original exclusion period will be applicable only to the face amount of that rider layer.

Misstatement of Age or Sex in the Application. If there is a misstatement of the insured's age or sex in the application, we will adjust the excess of:

o the portion of the policy's death benefit that is attributable to the rider over

o the portion of the policy's accumulation value that is attributable to the rider to that which would be purchased by the most recent monthly deduction at the correct age or sex.

Termination of Insurance. The rider will terminate when the policy terminates. If the rider is issued with a rider date that is the same as a layer date, the rider will terminate when the layer total amount is reduced to zero.

Reinstatement. The rider is subject to the REINSTATEMENT provision. When reinstated, the face amount of the rider or any rider layer will be the same as at the time of lapse.

No Cash Value or Dividends. This rider has no cash value and does not participate in our profits or surplus.

Extended No-Lapse Guarantee

This rider provides an extended no-lapse guarantee for the policy. During the extended no-lapse guarantee period and while the rider is in force, the policy will not enter the grace period even if the monthly deductions are greater than the net cash value on a monthly policy date, provided the cumulative premium requirement is satisfied as of that monthly policy date. You elect to add this rider at the time of issue if you request it on your application; you select the level death benefit option (Option 1); and you qualify for an underwriting classification without extra ratings. There is a monthly deduction for this rider, and your monthly deductions will increase to reflect the cost of the rider. In addition, to keep the rider in force, you must meet a cumulative premium requirement each monthly policy date. The monthly extended no-lapse premium amount varies by policy and is shown in the policy data pages.

Cumulative Extended Premium No-Lapse Requirement. To keep the rider in force, you must meet the following cumulative premium requirement. On the policy date and each succeeding monthly policy date, the cumulative premiums paid must equal or exceed the sum of the monthly extended no-lapse guarantee premiums to that date.

Cumulative premiums are:

o        the sum of premiums paid; less

o        any policy debt as of the monthly policy date; less

o any partial withdrawals taken or premiums refunded on or before the monthly policy date.

If the policy contains a waiver provision rider and a disability claim is approved during the extended no-lapse period while the rider is in force, the monthly extended no-lapse premium will be waived for the same length of time that the policy is on waiver. Any waiver of a monthly extended no-lapse premium is subject to the terms of this rider. The extended no-lapse period will not be extended.

During the extended no-lapse period, the monthly extended no-lapse premium will change if any of the following changes occur on your policy:

o        we agree to an increase in the face amount;

o        we agree to a decrease in the face amount;

o        there is a decrease in the face amount due to a partial withdrawal;

o        we agree to add, terminate or change a rider; and

o        there is a change in the insured's underwriting classification.

We will adjust the monthly extended no-lapse premium prospectively starting with the date of change. The extended no-lapse guarantee period will not be extended.

If the extended no-lapse guarantee causes the policy not to be in default, the following will apply:

o Provided you continue to satisfy the cumulative premium requirement, the death benefit under the policy will be maintained under the rider until the monthly policy date when the net cash value exceeds the monthly deductions then due or until the end of the extended no-lapse period, whichever is earlier. If the death benefit is begin maintained under the rider on the policy anniversary nearest age 100, it will continue to be maintained.

o All other riders except the Supplemental Adjustable Life Insurance Rider and any Waiver Provision Rider will terminate.

o We will continue to take monthly deductions from your accumulation value even if the death benefit is being maintained under the rider. As a result, your accumulation value and your net cash value could fall below zero.

o The policy may still go into default if the policy debt ever exceeds the accumulation value.

Monthly Rider Charge. There is a monthly charge of $0.06 for each $1,000 of face amount of the policy to which this rider applies. Face amount of the policy includes the face amount of the base policy, each layer, any supplemental coverage rider, and each rider layer under a supplemental coverage rider. This charge is taken monthly on the monthly policy date. If that date is not a valuation date, the charge will be taken on the next valuation date. The charge is a monthly rider deduction described in the Monthly Deductions section.

Automatic Termination. The rider will terminate on the first of the following:

o        the policy terminates for any reason;

o failure to meet the cumulative premium requirements on a monthly policy date;

o    you change the death benefit option from Option 1 to any other option; and

o        the extended no-lapse guarantee period ends.

Reinstatement. If the rider terminates solely because the cumulative premium test was not met, you may reinstate the rider within 30 days of the termination date.

To reinstate the rider, you must, within 30 days of the termination date:

o        request reinstatement in writing; and

o        pay us the premium required to reinstate the rider.

The premium required to reinstate the rider is equal to A plus B, where:

A is the amount required to satisfy the cumulative premium requirement as of the termination date; and

B is an amount equal to two times the monthly extended no-lapse premium.

Reinstatement of the rider will be subject to all of the other provisions of this section.

Cancellation. You may cancel the rider by written request. Cancellation will be effective on the monthly policy date following the date we receive your written request to cancel the rider.

Accelerated Death Benefit Option
Endorsement

This endorsement provides for the payment of an accelerated death benefit if we receive satisfactory evidence that the insured has a terminal illness that is expected to result in the insured's death within 12 months. Other conditions apply which determine whether an accelerated death benefit is payable.

There is no charge for the endorsement unless an accelerated death benefit is paid. There is a charge of $250, deducted from each accelerated death benefit payment, each time the benefit is paid. Adding the endorsement does not increase your monthly deductions.

This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy and the face amount of your policy is at least $50,000. Exercising the option and receiving an accelerated death benefit will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy's accumulation value and a decrease in the net single premium and the guideline premium limits.

Note. Any amount payable under this option is intended to qualify for federal income tax exclusion to the maximum extent possible. To that end, the provisions of the endorsement and the policy are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend the endorsement and the policy to reflect any clarifications that may be needed or are appropriate to maintain such qualification, or to conform the endorsement and the policy to any applicable changes in the tax qualification requirements. You will be sent a copy of such notice. Benefits paid under this rider may be taxable. Benefits under some business related policies may be taxable. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy.

Amount of Benefit. While the policy is in force and upon your request, we will pay an accelerated death benefit to you, subject to the conditions and limitations in the endorsement. You may request an accelerated death benefit in any amount, subject to a minimum amount of $10,000 and a maximum amount equal to the lesser of:

o        $250,000; or

o 75% of the combined policy death benefit for all policies insuring the insured that were issued by us as of the first accelerated death benefit payment.

The maximum amount applies cumulatively to all policies issued by us.

If the first accelerated death benefit payment is less than the maximum, then no more than the remaining balance of the maximum can be paid out on a later date as an accelerated death benefit.

If there is an outstanding loan, the accelerated death benefit payment may be reduced to repay a proportionate portion of the policy debt.

At the time we pay the accelerated death benefit, if the policy is in the grace period, we will deduct any unpaid premium in accordance with the grace period provisions.

Exercising the Option. We must receive your written request at our Home Office or at our Administrative Office within 30 days after the certification of diagnosis of terminal illness, or as soon thereafter as reasonably possible. The request should include the insured's name and the policy number and must be signed and dated by you, the owner. If the policy has an irrevocable beneficiary, that person(s) must also sign the request. If the policy is assigned, we must receive a completed and signed release of assignment. If the policy was issued in a community property state, we may require your spouse to sign the request.

We must also receive written proof of the terminal illness before we make a payment under this option. This proof must consist of a physician's certificate acceptable to us, and indicate that the insured has a medical condition resulting from bodily injury or disease, or both, and:

o which has been diagnosed by the physician after the issue date of the policy;

o for which the diagnosis is supported by clinical, radiological, laboratory or other evidence of the medical condition which is satisfactory to us;

o    which is not curable by any means available to the medical profession; and

o which the physician certifies is expected to result in the insured's death within 12 months of diagnosis.

We may request additional medical information from the physician submitting the certification or any physician we consider qualified. The physician providing the certification must be:

o an individual other than you, the insured or member of either your or the insured's immediate family, and

o        who is a doctor of medicine or osteopathy,

o licensed in the jurisdiction in which the advice is given or diagnosis is made, and

o        who is acting within the scope of his or her license.

Limitations. The following limitations apply to this option:

o The availability of this option is subject to the terms of the policy, including the Incontestability and Suicide provisions.

o No benefit will be paid if terminal illness is the result of intentionally self-inflicted injury(ies) at any time.

o        You may not exercise this option:

a) if required by law to use the Accelerated Death Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or

b) if required by a government agency to use the Accelerated Death Benefit in order to apply for, or obtain or otherwise keep a government benefit or entitlement.

o This option is not available if the maximum Accelerated Death Benefit has been paid.

o The face amount of the policy must be at least $50,000 at the time of the first written request.

Effect of Benefit Payment on Policy. After an Accelerated Death Benefit is paid, the policy and any riders and benefits will remain in effect, subject to the following adjustments.

The basic death benefit after payment of an Accelerated Death Benefit will equal the amount of the basic policy death benefit before the payment of the Accelerated Death Benefit, minus the result of multiplying A by B, where:

A    is the Accelerated Death Benefit; and

B is 1 (one) plus an interest rate that is the greater of:

1)       the current yield of 90 day treasury bills; or

2) the policy loan effective interest rate.

The adjustment to the policy will be proportional to the amount of the Accelerated Death Benefit. The basic death benefit and, if applicable, the policy's face amount, accumulation value, cash value, policy loan, and monthly no-lapse premium will be adjusted as of the effective date of this option.

The adjustments to the basic death benefit will be made in the following order:

o    policy layers, if any, beginning with the most recently added layer; and

o        remaining portions of the basic death benefit.

New policy charges and premiums will be based on the rates in effect for the resulting face amount.

Physical Examination. While a claim is pending, we reserve the right to obtain additional medical opinions and to have the insured examined at our expense by a physician of our choice.

Payment of Claims. We will pay the Accelerated Death Benefit in a lump sum to you. If the insured dies before payment is made, we will pay the entire death benefit of the policy to the beneficiary.

Legal Actions. No legal action may be brought to recover the payment requested under this option within 60 days after written proof of the insured's terminal illness has been given to us. No such action may be brought after 3 years from the time we receive written proof of the insured's terminal illness.

Guaranteed Insurability Rider

This rider allows you to apply for additional insurance on the insured without providing evidence of insurability. The rider may only be added at the time of application for the policy and is available to insureds between the ages of 0 and 33 who meet our underwriting requirements on the policy date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. You may apply for the additional insurance on the available option dates and such insurance may be on any plan of level premium, level face amount whole life, endowment or flexible premium life insurance we are offering on the option date. The additional insurance may be issued as a new layer on your TransAccumulator VUL policy.

You may cancel this rider by sending us a written request for cancellation. The rider will terminate as of the monthly policy date following our receipt of your cancellation request.

This rider will automatically terminate:

o        if any premium remains unpaid after the end of the grace period; or

o        when the policy is surrendered; or

o        if the policy terminates; or

o on the policy anniversary nearest insured's age 40, or when the maximum number of options have been exercised, whichever is sooner.

Accident Indemnity Rider

This rider provides an accidental death benefit if it is effect on the date the insured dies as a result of accidental bodily injury. The rider is available for insureds who meet our underwriting requirements and are between the ages of 5 and 65 on the policy date. The rider is only added to your policy if you apply for it and we approve your request. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.

The accidental death benefit under the rider is in addition to any death benefit under the policy. The amount of the rider is shown in the policy data pages. The death benefit under the rider will be twice the amount shown in the policy data pages if the insured dies as a result of bodily injury sustained while the insured was a fare-paying passenger on a common carrier. There are various limitations on causes of death which qualify for death by accidental injury.

You may cancel the rider on any monthly policy date by sending us a written request for cancellation.

This rider will automatically terminate:

o if any premium for the rider remains unpaid after the end of the grace period;

o        if the policy is surrendered;

o        when the policy terminates or matures; or

o        at the policy anniversary nearest the insured's age 70.

Waiver Provision Rider

This rider provides that we will waive each monthly deduction due immediately on or after the insured's 10th birthday if the insured becomes totally disabled. While monthly deductions are being waived, premium payments are not required. The rider is available to insureds who meet our underwriting requirements and are between the ages of 0 and 55 on the policy date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result. For purposes of this benefit, a disability is considered to be total when the insured becomes so disabled by injury or disease that he or she is unable to perform substantially all of the material duties of any gainful work for which the insured is, or becomes, fitted by reason of education, training or experience. If the insured is a student, then "any gainful work" includes going to school. A total disability includes the insured's loss of sight in both eyes, or the use of both feet or both hands, or of one hand and one foot. The beginning of total disability will be the beginning of the disability which totally disables the insured for not less than six months. We will not pay any benefit under the rider if the insured's total disability results directly or indirectly from:

o        intentionally self-inflicted injury;

o        participation in an insurrection; or

o        war, declared or undeclared, or any act of war.

Benefits will end if the insured is no longer totally disabled, or if the insured does not give us due proof, or refuses to submit a requested medical examination.

You may cancel the rider on any monthly policy date by sending us a written request for cancellation.

This rider will automatically terminate:

o        if the policy is surrendered;

o        if the policy lapses.

o at the policy anniversary nearest age 60 of the insured, subject to any claims under the rider.

Insurance on Children Rider

This rider provides for a benefit to be paid if a covered child dies before his or her 25th birthday and before the policy anniversary nearest the insured's age
65. It is available on insureds who meet our underwriting requirements and are between the ages of 16 and 55 on the policy date. There is an additional charge for this rider and the monthly no-lapse premiums and monthly deductions for the policy will be increased as a result.

Under this rider, you purchase term insurance for any child we approve for coverage under the rider. The term insurance is convertible to permanent plans of insurance we make available for this purpose. Conversion privileges exist when the child reaches age 25 or the policy anniversary nearest the insured's 65th birthday, provided the rider is in force on those dates.

You may cancel this rider on any monthly policy date by sending us a written request for cancellation. This rider will automatically terminate:

o        if any premium remains unpaid after the grace period;

o        when the policy is surrendered;

o        if the policy terminates;

o        on the policy anniversary nearest age 65 of the insured;

o at the insured's death, subject to the provisions for paid-up term life insurance;

o        on the child's 25th birthday; or

o        when all or part of such insurance is converted.

Extra Surrender Penalty Free Withdrawal
Endorsement

This endorsement allows you to take an extra surrender penalty free withdrawal after the first policy year, in addition to the standard penalty free withdrawal amount. The endorsement will be added to your policy at issue if it has been approved in the state in which you apply for the policy. There is no additional charge for this endorsement. You may request an extra surrender penalty free withdrawal if you send us satisfactory written proof that the insured requires medical care for one of the following conditions:

o        heart attack;

o        stroke;

o        cancer (malignant tumor);

o        renal failure; or

o        major organ transplant.

This proof must consist of a doctor's certification acceptable to us.

Subject to a minimum $100 withdrawal amount, the maximum amount available for an extra withdrawal is:

o 10% of the policy's current accumulation value as of the date we approve the request; less

o        the sum of all extra withdrawals since the last policy anniversary.

There may be important tax consequences of making taking an extra surrender penalty free withdrawal under this endorsement. Consult a tax adviser regarding this endorsement.

Option For Additional Insurance
Endorsement

This endorsement will be added to your policy if the insured is between the ages of 0 and 65 on the policy date and meets our underwriting requirements for this endorsement. There are no charges for the endorsement and adding the endorsement will not increase the monthly deductions or the monthly no-lapse premiums on your policy.

If this endorsement is in effect on your policy, you may request us to issue additional insurance on the first, second or third policy anniversary, subject to the terms of the endorsement.

The maximum amount of insurance available under the endorsement will be the lesser of:

o        the original face amount; or

o        $100,000.

If the insured is 50 years old or less on the policy date, no evidence of insurability will be required if you exercise the option for additional insurance. If the insured is between the ages of 51 and 65 on the policy date, we will require certain evidence of insurability before we will approve the request to exercise the option for additional insurance.

The additional coverage will be issued as a new TransAccumulator VUL policy or, if you request, as a new layer of coverage on your current policy. The new policy or layer, as applicable, will be dated and effective on the chosen option date.

Surrender Penalty Deferral Endorsement

This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy at issue if:

o You indicate you plan to pay at least $50,000 per year for the first 5 policy years, and

o        You request the endorsement on the application.

There is no charge for this endorsement. It can only be added to your policy when it is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.

If you subsequently request another decrease in face amount or a full or partial surrender during the surrender penalty period for any coverage segment on which the surrender penalties were deferred, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.

We will not defer the surrender penalty for a full or partial surrender. We will not defer the surrender penalty for a decrease in face amount effective prior to the end of the fifth policy year. You will be assessed the appropriate surrender penalty in those circumstances.

OTHER POLICY PROVISIONS

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you may exchange your current policy for a fixed policy offered by us without providing us evidence of insurability. The exchange must be to an adjustable life insurance policy on a form designated by us for such purpose. Under this option, you terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest age 95, whichever comes first, if all of the following conditions are met:

o        the insured is living;

o        the current policy does not have any outstanding loans;

o    monthly deductions are not being waived under a Waiver Provision Rider; and

o the death benefit under the policy is not being maintained under a no-lapse option.

We will transfer the accumulation value on the date the current policy is exchanged to the new policy. If the current policy includes one or more layers, and the new policy allows for layers, the accumulation value in each layer and in the base policy will be transferred accordingly to layers and the base policy on the new policy.

Effective Date. The effective date of the new policy will be the date the current policy is exchanged. The policy date of the new policy will be the same as the policy date of the current TransAccumulator VUL policy. If the new policy allows for layers, the layer date for each layer on the new policy will be the same as the layer date for the equivalent layer in the current policy. We may limit the effective date to the policy anniversary following the date we receive all requirements in good order. Before the date of the exchange, you will continue to have all rights under the current policy, including the right to allocate net premiums to the sub-accounts and to transfer amounts among investment options. If you wish to transfer accumulation values to the fixed account of your policy until the date of the exchange, you must provide us with transfer instructions to that effect.

Application. We must receive all of the following in order to process the exchange:

o A policy change application indicating your request to exercise this option and your request to surrender the current policy.

o The release of any lien against or assignment of the current policy.

o        The current policy.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the current policy together with the policy change application to be the application for the new policy.

New Policy. The new policy will be based on the sex, age and class of risk of the insured as of the policy date of the current policy. If the current policy includes one or more layers, and the new policy allows for layers, the sex, age and class of risk of the insured under a layer will apply to the equivalent layer on the new policy. The premiums for the new policy will be based on our published rates in effect on the date you request the exchange. If the Accelerated Death Benefit Option Endorsement is part of the current policy, it will automatically become a part of the new policy. Any other riders that form a part of the current policy, and any new riders requested, will become a part of the new policy only if we agree to provide them on the date of the exchange. We will not pay a death benefit under both the current policy and the new policy.

Assignment. If there is an assignment on the current policy and you want to carry over that assignment to the new policy, you must execute a new assignment.

     Exchange Adjustments. The minimum initial premium for the new policy will be equal to:

o the cumulative total of any required premiums applicable for the number of years that the current policy was in force; minus

o        the total accumulation value transferred to the new policy.

If the current policy includes one or more layers and the new policy allows for layers, then the minimum initial premium for the new policy will be equal to:

o the cumulative total of any required premiums applicable to the new policy for the number of years that the current policy was in force minus the total accumulation value transferred to the new policy from the current policy's base policy; plus

o the cumulative total of any required premiums applicable to each layer on the new policy for the number of years that the applicable layer on the current policy was in force minus the total accumulation value transferred to each layer on the new policy from the applicable layer on the current policy.

If the current policy includes supplemental coverage under a supplemental coverage rider and the new policy allows for supplemental coverage under a supplemental coverage rider, then the minimum initial premium will be determined with reference to any required premiums for the basic coverage and for the supplemental coverage under the new policy.

Surrender Penalty Period. The period for which the coverage segment under the current policy was in effect before the date of the exchange will be used to reduce the surrender penalty period under the applicable coverage segment in new policy.

Suicide and Incontestability. The period for which the current policy and any layers was in effect before the date of exchange will be used to reduce the time period for any suicide and incontestability provision under the new policy and any layers on the new policy.

Ownership. The owner of the new policy will be the same as the owner of the current policy. You may change the owner for the new policy if you indicate this on the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the life of the insured. A change in ownership may have tax consequences.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. You may change the beneficiary for the new policy if you indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the life of the insured.

Termination. This Guaranteed Exchange Option terminates on the earliest:

o        the 20th policy anniversary;

o        the policy anniversary nearest age 95;

o        the date the current policy is surrendered or terminated; or

o        the date the current policy lapses under the GRACE PERIOD provision.

Misstatement of Age or Sex. If a misstatement of the insured's age or sex is found before this option is exercised and the current policy's death benefit is changed as a result, the face amount of the new policy will be based on the adjusted face amount of the current policy.

If a misstatement of the insured's age or sex is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the current policy is changed for any reason, we will proportionately change the benefit amount of the option.

The following policy provisions may vary by state.

Incontestability of the Policy

Except for fraud or nonpayment of premiums, the policy will be incontestable after it has been in force during the insured's lifetime for two years from the date of issue. This provision does not apply to any rider providing benefits specifically for disability or accidental death. If the policy was issued to you as a result of a contractual conversion from another policy we issued to you, the period for which the new policy was in force before the date of conversion will be used to offset the time period for incontestability under the new policy.

When a layer is added to the policy, this incontestability provision will start anew with respect to that layer, based on statements made in the application for that layer, beginning on the layer date.

If a supplemental coverage rider is in effect, the rider will be incontestable after it has been in force during the insured's lifetime for two years from the rider issue date.

If you request an increase in the face amount of the supplemental coverage rider, the incontestability provision will start over, beginning on the rider layer date. An extension of the original incontestability period will apply only to the face amount of that rider layer.

If the base policy is rescinded for any contestable reason (e.g. material misrepresentation), we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the base policy. The base policy will be rescinded as of the policy date. If a layer is rescinded for any contestable reason, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, allocated to the layer. The layer will be rescinded as of the layer date.

If the policy lapses and is reinstated during the first two years it is in force, the reinstated policy may be rescinded only for a contestable reason that is in the application or reinstatement application. If a policy lapses and is reinstated after the first two years it is in force, the reinstated policy may be rescinded only for a contestable reason that is in the reinstatement application. When a policy is reinstated, this incontestability provision will start anew with respect to statements in the reinstatement application for that layer, beginning on the date the layer is reinstated.

If a supplemental coverage rider lapses and is reinstated during the first two years it is in force, the reinstated rider may be rescinded only for a contestable reason that is in the application or reinstatement application. If a rider lapses and is reinstated after the first two years it is in force, the reinstated rider may be rescinded only for a contestable reason that is in the reinstatement application. When a rider is reinstated, this incontestability provision will start anew with respect to statements in the reinstatement application for that rider, beginning on the date the rider is reinstated.

Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, we will be liable only for the amount of premiums paid, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due.

If the policy is issued to you as a result of a contractual conversion from another policy we issued to you, the period for the old policy was in force before the date of conversion will be used to offset the time period for the suicide exclusion under the new policy.

When a layer is added to the policy, the suicide provision will start anew with respect to that layer, beginning on the layer date. If the insured dies by suicide, while sane or insane, within two years from the layer date, we will be liable only for the amount of premiums, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due, that have been allocated to that layer.

If a supplemental insurance rider is in effect on the date the insured dies by suicide and within two years from the rider issue date, we will be liable only for the amount of premiums paid for the rider. If you request an increase in the face amount of the rider, the suicide provision will start over, beginning on the rider layer date. An extension of the original exclusion period will apply only to the face amount of that rider layer.

Delay of Payments

We may postpone any transaction involving the separate account during any period when:

o trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed for days other than weekends or holidays;

o    the  Securities  and  Exchange   Commission  has  allowed  or  ordered  the
     suspension described above; or

o the Securities and Exchange Commission has determined that an emergency exists such that disposal of mutual fund securities or valuation of assets is not reasonably practical.

Transactions involving the separate account include the following, to the extent the amounts of the transactions come from the portion of the accumulation value in the separate account:

o        transfers between or among sub-accounts;

o        transfers to or from the separate account;

o        policy loans;

o        exchange of the policy under the Guaranteed Exchange Option;

o        partial or full surrenders; and

o        death benefits payments.

We may delay paying you any portion of a partial or full surrender that comes from the accumulation value in the fixed account for up to six months after we receive your written request for the surrender.

We may delay making a loan to you to the extent that the loan is deducted from the portion of the accumulation value in the fixed account for up to six months after we receive your written request for the loan. We will not delay any loan allocated solely to the fixed account made to pay premiums due on the policy.

We may delay any payment until all premium checks have cleared.

Misstatement of Age or Sex in the
Application

If there is a misstatement of the insured's age or sex in the application, we will adjust the excess of the death benefit over the accumulation value to that which would be purchased by the most recent monthly deduction at the correct age or sex.

FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica Occidental Life Insurance Company and the Separate Account

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for such taxes.

Taxation of the Policies

We believe that the policies described in this prospectus are life insurance contracts under Code Section 7702. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the accumulation value to the death benefit. As life insurance contracts, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the Internal Revenue Service, or IRS, on the issue, we believe that providing an amount at risk after age 99 in the manner provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should not be taxable until received by you or your designee. However, see Distributions Under Modified Endowment Contracts below.

Federal tax law requires that the investment of each sub-account funding the policies is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The policies or our administrative rules may be modified as necessary to prevent a policy owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.

A surrender, partial withdrawal, surrender penalty free withdrawal, distribution, change in the death benefit option, change in the face amount or other terms of the policy, lapse with policy loan outstanding, or assignment of the policy may have tax consequences. Within the first fifteen policy years, a distribution of cash required under Code Section 7702 because of a reduction of benefits under the policy may be taxable to the policy owner as ordinary income. When excess premium paid during a policy year is refunded with interest within 60 days after the end of the policy year, the interest will be taxable. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each insured, policy owner or beneficiary.

Withholding

If all or part of a distribution from the policy is includible in gross income, the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes.

If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code
Section 877. Such certification may result in withholding of federal income taxes at a different rate.

Taxable payments or distributions to non-resident aliens under the policy are generally subject to tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States.

The payment of death benefits is generally non-taxable and not subject to withholding.

Policy Loans

We believe that loans received under the policy will be treated as an indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the policy owner while the policy is in force, but see Modified Endowment Contracts.

Interest Disallowance

Interest on policy loans is generally nondeductible. You should consult your tax adviser on how the rules governing the non-deductibility of interest would apply in your individual situation.

Modified Endowment Contracts

Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a policy will fail this 7-pay test if at any time during the first seven policy years or during any subsequent 7-year test period resulting from a material change in the policy the cumulative premiums paid for the policy, less any non-taxable withdrawals, exceed the sum of the net level premiums which would have been paid up to such time if the policy had provided for paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the policy year in which it is received, such refunded amount, excluding interest, will reduce the cumulative amount of premiums that is compared against such 7-pay test limit.

If there is any reduction in the policy's benefits during a 7-pay test period, the 7-pay test limit will be recalculated and the policy will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date. Generally, any material change in the policy may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.

Distributions Under Modified Endowment
Contracts

The amount of partial surrenders, whether or not subject to surrender penalties, loans, and other distributions or refunds made before the insured's death under a MEC, or the assignment or pledge of any portion of the value of a MEC, are considered distributions from a MEC. Distributions, including assignments and pledges wherein no cash is received, are includible in gross income to the extent of any income in the contract on an income-out-first basis. A distribution is treated as allocable first to the income in the contract and then to a tax-free recovery of the policy's investment in the contract, or tax basis. If the policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable. Generally, a policy's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the policy's cash value (ignoring surrender penalties except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, where more than one MEC has been issued to the same policyholder by the same insurer, or an affiliate, during a calendar year, all such MEC's are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any distribution from a MEC which is includible in gross income is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period.

Under Code Section 7702A(d) the MEC distribution rules apply not only to:

o all distributions made during the policy year in which the policy fails the 7-pay test, and during subsequent years; but also to

o any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.

The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.

Special Rules for Pension Plans

If the policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

VOTING RIGHTS

Transamerica is the legal owner of all portfolio shares held in each sub-account. As the owner, we have the right to vote at a portfolio's shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners with accumulation values in the sub-account. If any federal securities laws or regulations, or their interpretation, change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares are related to the policies.

Currently, we provide each policy owner with amounts allocated to a sub-account with proxy materials and voting instructions applicable to the corresponding portfolio. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the separate account that do not relate to the policies.

We will compute the number of votes that a policy owner may instruct on the record date established for the portfolio. This number is equal to A divided B, where:

A    is each policy owner's value in the sub-account; and

B is the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard voting instructions policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. Our disapproval of a change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objective and purposes of the portfolios. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to policy owners.

REPORTS

We maintain the records for the separate account.

We will send you a statement at least once a year, without charge, showing the face amount, accumulation value, net cash value, loans, partial surrenders, surrender penalty free withdrawals, premiums paid and charges as of the statement date. The statement will also include summary information about the portions of your accumulation value in the fixed account, the sub-accounts and the loan account. We may include additional information.

Scheduled periodic transactions, such as monthly premiums under the pre-authorized withdrawal program and monthly deductions, will be confirmed quarterly in lieu of an immediate transaction confirmation.

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There will be no charge for the first illustration in each policy year. We reserve the right to charge a fee up to $25 for any illustration after the first in any policy year.

DIRECTORS AND PRINCIPAL OFFICERS OF
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


Brenda K. Clancy(1) Senior Vice President since 2000. Director of TOLIC since 1999. Senior Vice President, Corporate, of Transamerica Life Insurance Company, (formerly PFL Life Insurance Company) since 1991. Treasurer and Chief Financial Officer of Transamerica Life Insurance Company since 1996.

Douglas C. Kolsrud(1) Director since 1999 and Senior Vice President of TOLIC since 2000. Director, Senior Vice President, Chief Investment Officer and Corporate Actuary, Investment Division, of Transamerica Life Insurance Company, (formerly PFL Life Insurance Company) since 1998.

Diane Meiners(2) Director and Vice President. Director (2001 - present); Vice President (1999 - present) of Transamerica.


Craig D. Vermie(1) Director of TOLIC since 1999. Director, Vice President and General Counsel, Corporate, of Transamerica Life Insurance Company, (formerly PFL Life Insurance Company) since 1990.

Ron F. Wagley, CLU(2) Director and President since 1999. Senior Vice President and Chief Agency Officer of TOLIC since 1993. Vice President of TOLIC from 1989 to 1993.

John R. Kenney(6) Executive Vice President (February 2000 - present) of Transamerica; Chairman of the Board and Chief Executive Officer (June 1962 - present) of Western Reserve.

Janet M. Soppe(7) Executive Vice President (January 2000 - President) of Transamerica; President and Actuary (1991 - present) of AEGON Insurance Group - Long Term Care Division.

Larry N. Norman(1) Executive Vice President, Financial Markets Division (1999 - present) of Transamerica; and Director and Executive Vice President (1998 - present) of Transamerica Life Insurance Company.

Roy Chong-Kit(2) Senior Vice President and Actuary (1997 - and Actuary present); Vice President (1995 - 1997); and Actuary (1988 - 1997) of Transamerica.


William R. Wellnitz, FSA(5) Senior Vice President and Actuary (1996 - and Actuary present) of Transamerica; and Vice President and Reinsurance Actuary (1988 - 1996).

Sandy C. Brown(2) Senior Vice President (February 2001 - present), Vice President (September 1998 - February 2001) of Transamerica.

Kent G. Callahan(8) Senior Vice President (September 2000 - present), Vice President (September 1998 - September 2000) of Transamerica.

Bruce Clark(2) Chief Financial Officer and Senior Vice President  (February 2001
- present), Vice President (October 2000 - February 2001) of Transamerica.

Catherine Collinson(2) Senior Vice President (September 2000 - present), Vice President (March 1998 - September 2000) of Transamerica.

David M. Goldstein(2) Senior Vice President (February 2001 - present), Vice President (January 1988 - February 2001) of Transamerica.

Frank J. LaRusso(9) Senior Vice President (February 2001 - present), Vice President (December 1994 - February 2001) of Transamerica.

Thomas P. O'Neill(5) Senior Vice President (March 1999 - present), Vice President (December 1998 - March 1999) of Transamerica.

Frank Rosa(9) Senior Vice President (February 2001 - present), Vice President (August 2000 - February 2001) of Transamerica.

Joel D. Seigle(2) Senior Vice President (February 2001 - present), Vice President (March 1994 - February 2001) of Transamerica.

William H. Tate(2) Senior Vice President (August 2000 - present), Vice President (March 1998 - August 2000) of Transamerica.

Eric B. Goodman(10) Senior Vice President and Chief Investment Officer (2001 - present) of Transamerica; Head of Portfolio Management (1995 - present) of AEGON USA Investment Management, Inc. Portfolio Manager (1990 - 1994) of Providian Corp. (AEGON).

Wayne D. Bidelman(5) Senior Vice President (2000 - present) of Transamerica; Senior Vice President (1974 - 2000) of Security Life of Denver Insurance Company (Business Unit: Security Life Reinsurance, or now, ING Re).

James F. Bowman(5) Senior Vice President and Chief Agency Officer (2000 - present); Vice President (1998 - 2000) of Transamerica.

Ken Cochrane(1)  Senior Vice President (2000 - present);  Vice President (1998 -
2000) of Transamerica.

Richard L. Weinstein(2) Senior Vice President (2000 - present); Vice President (1999 - 2000); Second Vice President and Associate Actuary (1995 - 1999) of Transamerica.




Transamerica Life Insurance Company previously was known as PFL Life Insurance Company.

Located at:

(1) 4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52449. (2) 1150 South Olive Street, Los Angeles, California 90015. (3) 300 Consilium Place, Scarborough, Ontario, Canada M1H3G2. (4) 600 Montgomery Street, San Francisco, California 94111. (5) 401 North Tryon Street, Charlotte, North Carolina 28202. (6) 570 Carillon Parkway, St. Petersburg, Florida 33716. (7) 2705 Brown Trail, Bedford, Texas 76021. (8) Two Ravinia Drive, Atlanta, Georgia 30346. (9) 1100 Walnut, Kansas City, Missouri 64106. (10) 400 West Market Street, Louisville, Kentucky 40202.










91PERFORMANCE INFORMATION

We may advertise total return and average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

The average annual returns and average total returns shown will reflect sub-account performance, and will include deductions for expenses of the portfolios and may include deductions for the mortality and expense risk charge of the separate account. The performance numbers will generally NOT include any of the charges, fees or deductions associated with the policies. Specifically, they will not include the applicable administrative charge of up to 7.6% of premium for basic coverage or up to 8.6% of premium for supplemental coverage; the monthly deductions, other than the mortality and expense risk charges; any other fees or charges; nor the surrender charges for surrenders during the first 12 policy or layer years for basic coverage or the first 16 rider or rider layer years for supplemental coverage. If these charges, fees and deductions were taken into consideration, the performance would have been substantially less. We may advertise other performance calculations.

Average annual returns assume that a sub-account's performance is constant over the entire period for which returns are shown. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered a representation of what may be achieved in the future. We will provide prospective owners with customized illustrations showing how charges, fees, deductions, premiums and other policy activity could affect death benefits.

We may compare performance information for a sub-account in reports and promotional literature to:

o        Standard & Poor's 500 Stock Index, or S&P 500;

o        Dow Jones Industrial Average, or DJIA;

o        Shearson Lehman Aggregate Bond Index;

o    other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
     investors as representative of the securities markets;

o other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

o other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

o        the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in light of market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o        customer profiles and hypothetical payment and investment scenarios;

o        financial management and tax and retirement planning; and

o investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policies and the characteristics of, and market for, the financial instruments.

DISTRIBUTION

Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the policy. TSSC is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, or NASD. TSSC was organized on February 26, 1986, under the laws of the state of Maryland. Broker-dealers sell the policies through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the policy commissions based on a commission schedule which provides for commissions of up to 90% of premium payments in the first year made up to a level we set; up to 4.0% of the excess over that for premiums paid in the first year; up to 3.0% of premiums paid after the first year and before the end of the tenth year, and trail commissions of 0.25% of the policy's accumulation value, net of outstanding loans, beginning in the sixth policy year. We may also provide additional compensation through bonuses. TSSC's expenses related to its role as principal underwriter of variable insurance products are covered by those affiliated insurance companies which issue the contract. No amounts are retained by TSSC.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

o        the administrative charge;

o        the monthly deductions;

o        the surrender penalty; and

o investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged to the policy owners or the separate account.

Pending regulatory approvals, TSSC intends to distribute the policy in all states, except New York, as well as in the District of Columbia and in certain possessions and territories.

LEGAL PROCEEDINGS

There are no pending legal proceedings involving the separate account or its assets. Transamerica is not involved in any litigation that is materially important to its capital and surplus.

ADDITION, DELETION OR SUBSTITUTION OF
PORTFOLIOS

We do not control the portfolios. For this reason, we cannot guarantee that any of the sub-accounts offered under the policy or any of the portfolios will always be available to you for investment purposes. We reserve the right to make changes in the separate account and in its investments.

We reserve the right to eliminate the shares of any portfolio held by a sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio. We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, if we substitute shares in a sub-account to which you have amounts allocated, we will provide you with advance notice and seek advance permission from the Commission. This does not prevent the separate account from purchasing other securities for other series or classes of policies. Nor does it prevent the separate account from effecting an exchange between series or classes of variable policies on the basis of requests made by owners.

We reserve the right to create new sub-accounts for the policies when, in our sole discretion, marketing, tax, investment or other conditions warrant that we do. Any new sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. We may also eliminate one or more sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions warrant that we do.

In the event of any substitution or change, we may make the changes in the policy that we deem necessary or appropriate to reflect substitutions or changes. Furthermore, if we believe it to be in the best interest of persons having voting rights under the policies, the separate account may be operated as a management company under the 1940 Act or any other form permitted by law. It may also be deregistered under such Act in the event that registration is no longer required. Finally, it may also be combined with one or more other separate accounts.

INDEPENDENT AUDITORS AND FINANCIAL
STATEMENTS

The statutory-basis financial statements and schedules of Transamerica Occidental Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, appearing in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing herein. Transamerica Separate Account VUL-6 had not commenced operations as of December 31 2001, and, therefore, no financial statements are included for the separate account. The financial statements audited by Ernst & Young LLP are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements of Transamerica should be considered only as bearing on our ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the separate account.

FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

APPENDIX A







THE FIXED ACCOUNT

 This prospectus is generally intended to serve as a disclosure document only for the policy and the separate account. For complete details regarding the fixed account, see the policy itself.

The fixed account is part of our general account. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act.

Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed account.

General Description

Allocations to the fixed account become part of our general account assets and are used to support all of our obligations, including insurance and annuity obligations.

You may allocate any portion of your net premiums to the fixed account. The fixed account is a part of our general account. The general account consists of all assets that we own, except those in the separate account and other separate accounts we may have. Except as limited by law, we have sole control over investment of the assets in our general account. Although you do not share directly in the investment experience of our general account, you may allocate net premiums to the fixed account and transfer funds between the separate account and the fixed account, within limits.

Fixed Account Accumulation Value

For the base policy and each layer, the accumulation value in the fixed account (including the loan account) on a specified date after the date the initial net premium was allocated to the policy, is equal to:

o the accumulation value on the last monthly policy date, plus accrued interest from the last monthly policy date to the specified date; plus

o all net premiums paid into it less any refunds since the last monthly policy date, plus accrued interest from the date each net premium was allocated to it; plus

o any amounts transferred from the separate account, plus accrued interest on those amounts since the date of the transfer; minus

o the monthly deduction charged against it on the specified date if that date is a monthly policy date, or, if applicable, on the valuation date immediately following the monthly policy date; minus

o any partial surrenders and surrender penalty free withdrawals charged against it, including surrender penalties, since the last monthly policy date, plus accrued interest on that amount from each partial surrender date and/or surrender penalty free withdrawal date to the specified date; minus

o any amounts transferred from the fixed account to the separate account, plus accrued interest on those amounts since the date of the transfer; and minus

o any transfer fees or other charges allocated to the fixed account, plus accrued interest on those amounts since the date they were deducted.

Fixed Account Interest Rates

The net premium you allocate to the fixed account will accrue interest from the valuation date on which we allocate it to the fixed account (not including the loan account). Interest is credited monthly on each monthly policy date. The guaranteed minimum interest rate for the fixed account, not including the loan account, for all policy years is 3% per year. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest the insured's 100th birthday. But there is no assurance that we will declare an interest rate higher than the 3% per year minimum. We will never declare an interest rate is that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest age 100, the accumulation value in the fixed account will accrue interest at the guaranteed minimum interest rate. For regular loans, we will credit interest on the outstanding loan balance in the loan account at an annual effective interest rate of no less than 6.75%. For preferred loans, we will credit interest on the outstanding loan balance in the loan account at an annual effective interest rate of return of no less than 7.75%.

Transfers from the Fixed Account

Except with our consent, transfers from the fixed account will be limited as follows:

o    at least 90 days must elapse between transfers from the fixed account; and

o the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account (not including the accumulation value in the loan account) or the amount of the last transfer from the fixed account.


These limitations do not apply to transfers in connection with automatic account rebalancing or from the loan account due to loan repayments. Additionally, during the one month period beginning on a policy anniversary, you may transfer any portion of the prior policy year's interest credited with respect to outstanding loans from the fixed account to the sub-accounts. Thereafter, transfers of such interest earnings from the fixed account will be subject to the limits noted above.


We will make the transfer on the day we receive your transfer request in good order. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

APPENDIX B

SETTLEMENT OPTIONS

Benefit Payment Options

When the insured dies while the policy is in force, we will pay the death benefit in a lump sum unless you or the beneficiary choose a settlement option. You may choose a settlement option while the insured is living. You may also choose one of these options as a method of receiving any surrender proceeds that are available under the policy. The beneficiary may choose a benefit option after the insured has died. The beneficiary's right to choose will be subject to any benefit payment option restrictions in effect at the insured's death.

Settlement options are obligations of and are paid from our general account and are not based on the investment experience of the separate account.

When we receive a satisfactory written request, we will pay the benefit according to one of these options:

OPTION A: Installments for a Guaranteed Period. We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.

OPTION B: Installments for Life with a Guaranteed Period. We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: Benefit Deposited with Interest. We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of the insured's death or the date you surrender the policy. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

OPTION D: Installments of a Selected Amount. We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: Annuity. We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than payments available under our then current annuity contracts.

General

The payee may arrange any other method of benefit payment as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments that depend on the designated individual's age are based on his or her age nearest birthday on the date of the insured's death or the date you surrender the policy. If the death benefit is payable, the settlement option will start on the date of the insured's death. If you surrender the policy, the settlement option will start on the date we receive your written surrender request.

We will pay the first installment under any option on the date the option starts. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest.

If the payee does not live to receive all guaranteed payments under Options A, B or D or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. If the payee does not live to receive all guaranteed payments under Option E, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.

APPENDIX C

ILLUSTRATIONS OF
DEATH BENEFIT, ACCUMULATION VALUES
AND ACCUMULATED PREMIUMS

The following tables illustrate the way in which a policy's death benefit and accumulation value could vary over an extended period.

Assumptions

The tables illustrate a policy issued to a male, age 45, under a preferred underwriting class and qualifying for the non-smoker rates. The policy uses the guideline premium test as the life insurance qualification test. One set of tables illustrates the Option 1 (level) Death Benefit Option; another set illustrates the Option 2 (plus) Death Benefit Option; and the last set illustrates the Option 3 (plus premium) Death Benefit Option. In each case, one table illustrates values on the basis of the guaranteed monthly deduction rates and other charges, while the other table illustrates values on the basis of the current monthly deduction rates and other charges presently in effect.

The tables assume that no layers have been added to the policy; that no policy loan has been made; that you have not requested a decrease in the face amount; that no partial surrenders have been made; and that no transfers above 18 have been made in any policy year (so that no related transaction or transfer charges have been incurred). The tables assume that no portion of the coverage is provided under a supplemental adjustable life insurance rider. The tables further assume that no other riders are in effect on the policy.

The tables assume that a premium in the amount shown in each table is paid at the beginning of each policy year for the first 20 policy years and that all premiums are allocated to and remain in the separate account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The tables also show the amount that would accumulate if premiums accumulated at 5% interest.

The accumulation values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values also would be different depending on the allocation of the policy's total accumulation value among the sub-

accounts if the actual rates of return averaged 0%, 6%, or 12%, but the rates of each portfolio varied above and below such averages.

Deductions for Charges

The amounts shown for the death proceeds and accumulation values take into account:

1.   an administrative charge deducted from each premium; and

2. the monthly deductions, including the monthly mortality and expense risk charge.

The administrative charge is 7.6% of each premium payment, up to the target amount each policy year for the first 10 policy years; 3.6% of each premium payment in excess of the target amount each policy year during the first 10 policy year; and 3.6% of each premium payment in policy years 11 and later. The target amount for each of these illustrations is $4,000.

The mortality and expense risk charge is a monthly charge at a rate equal to one-twelfth of the annual rate. The charge is a percentage of the accumulation value in the sub-accounts on the monthly policy date. The annual charge for illustrations using guaranteed monthly deduction rates and other charges is 0.65% in policy years 1-10; 0.40% in policy year 11-20; and 0.15% in policy years 21 and later. The annual charge for illustrations using current monthly deductions rates is 0.65% in policy years 1-10; 0.25% in policy years 11-20; and 0.0% in policy years 21 and later. On both a guaranteed and current basis, no mortality and expense risk charges are taken from the policy's accumulation value beginning with the policy anniversary nearest the insured's 100th birthday.

Expenses of the Portfolios


The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of 0.92% of the average daily net assets of the portfolios. The rate of 0.92% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus and takes into account expense reimbursement arrangements. The fees and expenses of each portfolio vary, and, in 2001, ranged from an annual rate of 0.39% to an annual rate of 1.85% of average daily net assets. Some of these expenses reflect expense waivers or reimbursements by the portfolios' advisers as discussed in Note (1) to the Portfolio Expenses table. Without these expense waivers or reimbursements, if applicable, the expenses for those portfolios would be higher and the simple average would have been at the annual rate of 0.95% of average daily net assets. As discussed in Note (1) to the Portfolio Expenses Table, such waivers or reimbursements are expected to continue for 2002. The fees and expenses associated with the policy may be more or less than 0.92% in the aggregate, depending upon how you make allocations of the accumulation value among the sub-accounts. For more information on portfolio expenses, see the Portfolio Expenses Table in this prospectus and the prospectuses for the portfolios.

Net Annual Rates of Investment

Taking into account the assumed 0.92% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -0.92%, 5.08% and 11.08%, respectively.

Upon request, we will provide a comparable illustration based upon the proposed insured's age and underwriting classification, the premium amount and the allowable requested face amount.



                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                              SEPARATE ACCOUNT VUL-6
                                          VARIABLE UNIVERSAL LIFE POLICY

Annual Premium Each Year for 20 Policy Years: $5,500                            Male, Preferred Nonsmoker, Age 45
Guideline Single Premium: $62,588                                                           Face Amount: $250,000
Guideline Level Premium: $5,577                                                           Death Benefit: Option 1
7-Pay Premium Limits: $13,964

   BASED ON CURRENT MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND ADMINISTRATIVE CHARGE AND
                                        CURRENT AVERAGE PORTFOLIO EXPENSES

----------- ----------- ------------------------------------- -------------------------------------- -------------------------------
             Premiums             Hypothetical 0%                        Hypothetical 6%                       Hypothetical 12%
             Paid Plus         Gross Investment Return                Gross Investment Return                Gross Investment Return
                               -----------------------                -----------------------                -----------------------
             Interest
  Policy    At 5% Per  Net Cash   Accumulation    Death     Net Cash    Accumulation    Death     Net Cash   Accumulation    Death
  Year       Year       Value       Value       Benefit      Value        Value        Benefit     Value       Value        Benefit
 ----      ----     -----        -----       -------      -----        -----        -------      -----        -----        -------

    1         $5,775       $0         $3,110      $250,000*      $0          $3,353   $250,000*      $0         $3,598    $250,000*
    2        $11,839      $371        $7,297       $250,000    $1,091        $8,016    $250,000    $1,841       $8,766    $250,000
    3        $18,206     $4,603       $11,378      $250,000    $6,068       $12,844    $250,000    $7,654       $14,429   $250,000
    4        $24,891     $8,730       $15,355      $250,000    $11,217      $17,843    $250,000    $14,013      $20,639   $250,000
    5        $31,911     $12,772      $19,248      $250,000    $16,565      $23,040    $250,000    $20,995      $27,471   $250,000

    6        $39,281     $17,301      $23,626      $250,000    $22,708      $29,033    $250,000    $29,274      $35,599   $250,000
    7        $47,020     $21,732      $27,907      $250,000    $29,089      $35,264    $250,000    $38,372      $44,547   $250,000
    8        $55,146     $27,156      $32,081      $250,000    $36,807      $41,732    $250,000    $49,466      $54,391   $250,000
    9        $63,678     $32,456      $36,156      $250,000    $44,757      $48,457    $250,000    $61,537      $65,237   $250,000
    10       $72,637     $37,658      $40,108      $250,000    $52,976      $55,426    $250,000    $74,719      $77,169   $250,000

    11       $82,044     $43,071      $44,296      $250,000    $61,891      $63,116    $250,000    $89,697      $90,922   $250,000
    12       $91,921     $48,359      $48,359      $250,000    $71,121      $71,121    $250,000   $106,146     $106,146   $250,000
    13       $102,292    $52,303      $52,303      $250,000    $79,468      $79,468    $250,000   $123,021     $123,021   $250,000
    14       $113,182    $56,120      $56,120      $250,000    $88,171      $88,171    $250,000   $141,744     $141,744   $250,000
    15       $124,616    $59,846      $59,846      $250,000    $97,285      $97,285    $250,000   $162,560     $162,560   $250,000

    16       $136,622    $63,487      $63,487      $250,000   $106,840      $106,840   $250,000   $185,727     $185,727   $250,000
    17       $149,228    $67,030      $67,030      $250,000   $116,856      $116,856   $250,000   $211,486     $211,486   $266,474
    18       $162,465    $70,495      $70,495      $250,000   $127,378      $127,378   $250,000   $240,025     $240,025   $297,632
    19       $176,363    $73,869      $73,869      $250,000   $138,431      $138,431   $250,000   $271,636     $271,636   $331,397
    20       $190,956    $77,149      $77,149      $250,000   $150,049      $150,049   $250,000   $306,653     $306,653   $367,985

  Age 60     $124,616    $59,846      $59,846      $250,000    $97,285      $97,285    $250,000   $162,560     $162,560   $250,000
  Age 65     $190,956    $77,149      $77,149      $250,000   $150,049      $150,049   $250,000   $306,653     $306,653   $367,985
  Age 70     $243,713    $65,812      $65,812      $250,000   $187,913      $187,913   $250,000   $514,226     $514,226   $591,360
  Age 75     $311,047    $48,239      $48,239      $250,000   $237,108      $237,108   $250,000   $862,353     $862,353   $905,471
----------- ----------- ---------- -------------- ----------- ---------- ------------ ----------- ---------- ----------- ----------

(1) Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value.

*The death benefit is maintained under the 10 year no-lapse guarantee.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.




                                                        C-3




                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                              SEPARATE ACCOUNT VUL-6
                                          VARIABLE UNIVERSAL LIFE POLICY

Annual Premium Each Year for 20 Policy Years: $5,500                              Male, Preferred Nonsmoker, Age 45
Guideline Single Premium: $62,588                                                             Face Amount: $250,000
Guideline Level Premium: $5,577                                                             Death Benefit: Option 1
7-Pay Premium Limits: $13,964

 BASED ON GUARANTEED MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND ADMINISTRATIVE CHARGE AND
                                        CURRENT AVERAGE PORTFOLIO EXPENSES

----------- ----------- -------------------------------------- ------------------------------------- ------------------------------
             Premiums              Hypothetical 0%                       Hypothetical 6%                        Hypothetical 12%
             Paid Plus          Gross Investment Return               Gross Investment Return                Gross Investment Return
                                -----------------------               -----------------------                -----------------------
             Interest
  Policy    At 5% Per   Net Cash    Accumulation     Death     Net Cash   Accumulation     Death     Net Cash    Accumulation  Death
 Year        Year       Value        Value        Benefit      Value        Value       Benefit      Value        Value      Benefit
----        ----       -----        -----        -------      -----        -----       -------      -----        -----      -------

    1         $5,775       $0          $3,110      $250,000*      $0         $3,353      $250,000*      $0          $3,598 $250,000*
    2        $11,839       $0          $6,237      $250,000*      $0         $6,924      $250,000*     $717         $7,643  $250,000
    3        $18,206     $2,459        $9,234       $250,000    $3,796       $10,572      $250,000    $5,252       $12,027  $250,000
    4        $24,891     $5,476       $12,101       $250,000    $7,673       $14,299      $250,000    $10,163      $16,788  $250,000
    5        $31,911     $8,355       $14,830       $250,000    $11,624      $18,100      $250,000    $15,484      $21,959  $250,000

    6        $39,281     $11,092      $17,417       $250,000    $15,650      $21,975      $250,000    $21,257      $27,582  $250,000
    7        $47,020     $13,672      $19,847       $250,000    $19,738      $25,913      $250,000    $27,519      $33,694  $250,000
    8        $55,146     $17,181      $22,106       $250,000    $24,979      $29,904      $250,000    $35,416      $40,341  $250,000
    9        $63,678     $20,480      $24,180       $250,000    $30,238      $33,938      $250,000    $43,873      $47,573  $250,000
    10       $72,637     $23,600      $26,050       $250,000    $35,550      $38,000      $250,000    $52,996      $55,446  $250,000

    11       $82,044     $26,715      $27,940       $250,000    $41,140      $42,365      $250,000    $63,155      $64,380  $250,000
    12       $91,921     $29,607      $29,607       $250,000    $46,773      $46,773      $250,000    $74,179      $74,179  $250,000
    13       $102,292    $31,047      $31,047       $250,000    $51,227      $51,227      $250,000    $84,961      $84,961  $250,000
    14       $113,182    $32,245      $32,245       $250,000    $55,725      $55,725      $250,000    $96,855      $96,855  $250,000
    15       $124,616    $33,188      $33,188       $250,000    $60,265      $60,265      $250,000   $110,012      $110,012 $250,000

    16       $136,622    $33,849      $33,849       $250,000    $64,834      $64,834      $250,000   $124,603      $124,603 $250,000
    17       $149,228    $34,196      $34,196       $250,000    $69,419      $69,419      $250,000   $140,828      $140,828 $250,000
    18       $162,465    $34,186      $34,186       $250,000    $73,998      $73,998      $250,000   $158,924      $158,924 $250,000
    19       $176,363    $33,769      $33,769       $250,000    $78,547      $78,547      $250,000   $179,177      $179,177 $250,000
    20       $190,956    $32,893      $32,893       $250,000    $83,045      $83,045      $250,000   $201,935      $201,935 $250,000

  Age 60     $124,616    $33,188      $33,188       $250,000    $60,265      $60,265      $250,000   $110,012      $110,012 $250,000
  Age 65     $190,956    $32,893      $32,893       $250,000    $83,045      $83,045      $250,000   $210,935      $210,935 $250,000
  Age 70     $243,713      $0            $0            $0       $71,244      $71,244      $250,000   $323,532      $323,532 $372,062
  Age 75     $311,047      $0            $0            $0       $32,112      $32,112      $250,000   $522,086      $522,086 $548,191
----------- ----------- ---------- --------------- ----------- ---------- -------------- ----------- ---------- ----------- --------





(1) Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value..

*The death benefit is maintained under the 10 year no-lapse guarantee.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.







                                                        C-4




                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                              SEPARATE ACCOUNT VUL-6
                                          VARIABLE UNIVERSAL LIFE POLICY

Annual Premium Each Year for 20 Policy Years: $13,750                             Male, Preferred Nonsmoker, Age 45
Guideline Single Premium: $62,588                                                             Face Amount: $250,000
Guideline Level Premium: $17,396                                                            Death Benefit: Option 2
7-Pay Premium Limits: $13,964

   BASED ON CURRENT MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND ADMINISTRATIVE CHARGE AND
                                        CURRENT AVERAGE PORTFOLIO EXPENSES

----------- ----------- ------------------------------------- -------------------------------------- -------------------------------
             Premiums             Hypothetical 0%                        Hypothetical 6%                        Hypothetical 12%
             Paid Plus         Gross Investment Return                Gross Investment Return                Gross Investment Return
                               -----------------------                -----------------------                -----------------------
             Interest
  Policy     At 5% Per  Net Cash   Accumulation     Death     Net Cash    Accumulation     Death      Net Cash   Accumulation  Death
   Year        Year       Value        Value       Benefit      Value        Value        Benefit      Value         Value   Benefit
   ----        ----       -----        -----       -------      -----        -----        -------      -----         -----   -------

  1        $14,438     $3,861       $10,936      $260,937    $4,579       $11,654       $261,654     $5,297       $12,372   $262,373
  2        $29,597     $15,899      $22,824      $272,824    $18,053      $24,979       $274,979    $20,295       $27,220   $277,220
  3        $45,514     $27,706      $34,481      $284,481    $32,068      $38,843       $288,843    $36,783       $43,559   $293,559
  4        $62,227     $39,284      $45,909      $295,909    $46,644      $53,269       $303,269    $54,914       $61,540   $311,540
  5        $79,776     $50,654      $57,129      $307,129    $61,824      $68,299       $318,299    $74,877       $81,352   $331,352

  6        $98,203     $62,387      $68,712      $318,712    $78,221      $84,546       $334,546    $97,465      $103,790   $353,791
  7        $117,550    $73,899      $80,074      $330,074    $95,292      $101,467      $351,467    $122,336     $128,511   $378,511
  8        $137,865    $86,280      $91,205      $341,205   $114,151      $119,076      $369,077    $150,810     $155,735   $405,735
  9        $159,196    $98,415     $102,115      $352,115   $133,712      $137,412      $387,412    $182,030     $185,730   $435,730
 10       $181,593   $110,322     $112,772      $362,773   $154,020      $156,470      $406,470    $216,296     $218,746   $468,746

 11       $205,110   $122,706     $123,931      $373,931   $176,080      $177,305      $427,305    $255,298     $256,523   $506,523
 12       $229,804   $134,856     $134,856      $384,856   $199,049      $199,049      $449,049    $298,301     $298,301   $548,302
 13       $255,731   $145,553     $145,553      $395,553   $221,748      $221,748      $471,748    $344,522     $344,522   $594,522
 14       $282,955   $156,007     $156,007      $406,007   $245,432      $245,432      $495,433    $395,650     $395,650   $645,650
 15       $311,541   $166,263     $166,263      $416,263   $270,193      $270,193      $520,193    $452,267     $452,267   $702,267

 16       $341,555   $176,325     $176,325      $426,326   $296,086      $296,086      $546,086    $514,974     $514,974   $764,974
 17       $373,070   $186,176     $186,176      $436,176   $323,147      $323,147      $573,147    $584,415     $584,415   $834,415
 18       $406,161   $195,840     $195,840      $445,840   $351,456      $351,456      $601,456    $661,349     $661,349   $911,349
 19       $440,907   $205,297     $205,297      $455,297   $381,052      $381,052      $631,052    $746,570     $746,570   $996,571
 20       $477,390   $214,539     $214,539      $464,540   $411,987      $411,987      $661,988    $840,973     $840,973  $1,090,974

Age 60     $311,541   $166,263     $166,263      $416,263   $270,193      $270,193      $520,193    $452,267     $452,267   $702,267
Age 65     $477,390   $214,539     $214,539      $464,540   $411,987      $411,987     $661,987    $840,973     $840,973  $1,090,974
Age 70     $609,284   $194,010     $194,010      $444,010   $515,376      $515,376     $765,376   $1,407,990   $1,407,990 $1,657,991
Age 75     $777,618   $166,454     $166,454      $416,455   $638,707      $638,707     $888,707   $2,356,595   $2,356,595 $2,606,595
----------- ----------- ---------- -------------- ----------- ---------- --------------- ----------- ----------- ----------- ------

(1) Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.







                                                        C-5



                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                              SEPARATE ACCOUNT VUL-6
                                          VARIABLE UNIVERSAL LIFE POLICY
Annual Premium Each Year for 20 Policy Years: $13,750                              Male, Preferred Nonsmoker, Age 45
Guideline Single Premium: $62,588                                                              Face Amount: $250,000
Guideline Level Premium: $17,396                                                             Death Benefit: Option 2
7-Pay Premium Limits: $13,964

 BASED ON GUARANTEED MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND ADMINISTRATIVE CHARGE AND
                                        CURRENT AVERAGE PORTFOLIO EXPENSES

----------- ----------- ------------------------------------- ----------------------------- ---------------------------------------
             Premiums             Hypothetical 0%                       Hypothetical 6%                        Hypothetical 12%
             Paid Plus         Gross Investment Return               Gross Investment Return                Gross Investment Return
                               -----------------------               -----------------------                -----------------------
             Interest
  Policy    At 5% Per   Net Cash   Accumulation     Death    Net Cash    Accumulation     Death     Net Cash    Accumulation   Death
   Year        Year       Value        Value        Benefit     Value        Value        Benefit     Value         Value    Benefit
   ----        ----       -----        -----        -------     -----        -----        -------     -----         -----    -------

    1        $14,438     $3,861       $10,936      $260,937    $4,579       $11,654      $261,654     $5,297       $12,372  $262,373
    2        $29,597     $14,809      $21,734      $271,734    $16,928      $23,853      $273,853    $19,135       $26,060  $276,060
    3        $45,514     $25,488      $32,264      $282,264    $29,711      $36,487      $286,487    $34,285       $41,061  $291,061
    4        $62,227     $35,899      $42,525      $292,525    $42,943      $49,568      $299,568    $50,878       $57,504  $307,504
    5        $79,776     $46,033      $52,508      $302,508    $56,629      $63,105      $313,105    $69,051       $75,526  $325,526

    6        $98,203     $55,886      $62,211      $312,211    $70,783      $77,108      $327,108    $88,959       $95,284  $345,284
    7        $117,550    $65,441      $71,616      $321,616    $85,401      $91,576      $341,576    $110,757      $116,932 $366,933
    8        $137,865    $75,784      $80,709      $330,710   $101,586      $106,511     $356,511    $135,724      $140,649 $390,649
    9        $159,196    $85,774      $89,474      $339,475   $118,210      $121,910     $371,911    $162,924      $166,624 $416,625
    10       $181,593    $95,440      $97,890      $347,890   $135,318      $137,768     $387,769    $192,616      $195,066 $445,066

    11       $205,110   $105,150      $106,375     $356,375   $153,422      $154,647     $404,648    $225,736      $226,961 $476,961
    12       $229,804   $114,500      $114,500     $364,501   $172,058      $172,058     $422,058    $261,986      $261,986 $511,987
    13       $255,731   $122,261      $122,261     $372,261   $190,014      $190,014     $440,014    $300,464      $300,464 $550,464
    14       $282,955   $129,644      $129,644     $379,644   $208,523      $208,523     $458,523    $342,742      $342,742 $592,742
    15       $311,541   $136,633      $136,633     $386,634   $227,589      $227,589     $477,590    $389,204      $389,204 $639,204

    16       $341,555   $143,201      $143,201     $393,202   $247,205      $247,205     $497,205    $440,260      $440,260 $690,260
    17       $373,070   $149,316      $149,316     $399,316   $267,356      $267,356     $517,357    $496,358      $496,358 $746,359
    18       $406,161   $154,934      $154,934     $404,934   $288,018      $288,018     $538,019    $557,985      $557,985 $807,986
    19       $440,907   $160,005      $160,005     $410,006   $309,157      $309,157     $559,158    $625,669      $625,669 $875,670
    20       $477,390   $164,483      $164,483     $414,484   $330,739      $330,739     $580,740    $699,998      $699,998 $949,999

  Age 60     $311,541   $136,633      $136,633     $386,634   $227,589      $227,589     $477,590    $389,204      $389,204 $639,204
  Age 65     $477,390   $164,483      $164,483     $414,484   $330,739      $330,739     $580,740    $699,998      $699,998 $949,999
  Age 70     $609,284   $113,940      $113,940     $363,940   $371,111      $371,111     $621,111   $1,114,846   $1,114,84$1,364,846
  Age 75     $777,618    $43,877      $43,877      $293,877   $396,595      $396,595     $646,596   $1,778,890   $1,778,89$2,028,891
----------- ----------- ---------- --------------- ---------- ---------- --------------- ---------- ----------- ----------- --------

(1)



(1) Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.








                                                        C-6




                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                              SEPARATE ACCOUNT VUL-6
                                          VARIABLE UNIVERSAL LIFE POLICY

Annual Premium Each Year for 20 Policy Years: $11,500                                              Male, Preferred Nonsmoker, Age 45
Guideline Single Premium: $62,588                                                                              Face Amount: $250,000
Guideline Level Premium: $11,579                                                                             Death Benefit: Option 3
7-Pay Premium Limits: $13,964

  BASED ON CURRENT MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK , AND ADMINISTRATIVE CHARGE AND CURRENT
                                            AVERAGE PORTFOLIO EXPENSES

----------- ----------- ------------------------------------- -------------------------------------- ---------------------------
             Premiums             Hypothetical 0%                        Hypothetical 6%                        Hypothetical 12%
             Paid Plus         Gross Investment Return                Gross Investment Return                Gross Investment Return
                               -----------------------                -----------------------                -----------------------
             Interest
  Policy     At 5% Per  Net Cash   Accumulation     Death     Net Cash    Accumulation     Death      Net Cash   Accumulation  Death
   Year        Year       Value        Value       Benefit      Value        Value        Benefit      Value         Value   Benefit
   ----        ----       -----        -----       -------      -----        -----        -------      -----         -----   -------

    1        $12,075     $1,725       $8,800       $261,500    $2,314        $9,389   $261,500     $2,903       $9,978   $261,500
    2        $24,754     $11,658      $18,584      $273,000    $13,422      $20,347   $273,000    $15,257       $22,183  $273,000
    3        $38,066     $21,391      $28,167      $284,500    $24,966      $31,741   $284,500    $28,830       $35,606  $284,500
    4        $52,045     $30,925      $37,550      $296,000    $36,961      $43,587   $296,000    $43,746       $50,372  $296,000
    5        $66,722     $40,278      $46,754      $307,500    $49,448      $55,924   $307,500    $60,166       $66,641  $307,500

    6        $82,133     $50,022      $56,347      $319,000    $63,035      $69,360   $319,000    $78,854       $85,179  $319,000
    7        $98,315     $59,571      $65,746      $330,500    $77,175      $83,350   $330,500    $99,435      $105,610  $330,500
    8        $115,305    $70,012      $74,937      $342,000    $92,980      $97,905   $342,000    $123,198     $128,123  $342,000
    9        $133,146    $80,230      $83,930      $353,500   $109,359      $113,059  $353,500    $149,249     $152,949  $353,500
    10       $151,878    $90,239      $92,689      $365,000   $126,358      $128,808  $365,000    $177,860     $180,310  $365,000

    11       $171,547   $100,626     $101,851      $376,500   $144,826      $146,051  $376,500    $210,475     $211,700  $376,500
    12       $192,199   $110,784     $110,784      $388,000   $164,053      $164,053  $388,000    $246,503     $246,503  $388,000
    13       $213,884   $119,488     $119,488      $399,500   $182,862      $182,862  $399,500    $285,127     $285,127  $399,500
    14       $236,653   $127,943     $127,943      $411,000   $202,513      $202,513  $411,000    $327,947     $327,947  $439,450
    15       $260,561   $136,197     $136,197      $422,500   $223,095      $223,095  $422,500    $375,386     $375,386  $488,002

    16       $285,664   $144,251     $144,251      $434,000   $244,667      $244,667  $434,000    $427,955     $427,955  $547,783
    17       $312,022   $152,080     $152,080      $445,500   $267,274      $267,274  $445,500    $486,168     $486,168  $612,573
    18       $339,699   $159,709     $159,709      $457,000   $290,998      $290,998  $457,000    $550,652     $550,652  $682,809
    19       $368,758   $167,110     $167,110      $468,500   $315,896      $315,896  $468,500    $622,077     $622,077  $758,935
    20       $399,271   $174,269     $174,269      $480,000   $342,037      $342,037  $480,000    $701,199     $701,199  $841,439

  Age 60     $260,561   $136,197     $136,197      $422,500   $223,095      $223,095  $422,500    $375,386     $375,386  $488,002
  Age 65     $399,271   $174,269     $174,269      $480,000   $342,037      $342,037  $480,000    $701,199     $701,199  $841,439
  Age 70     $509,583   $152,749     $152,749      $480,000   $433,222      $433,222  $498,205   $1,176,445   $1,176,445$1,352,912
  Age 75     $650,371   $120,135     $120,135      $480,000   $550,274      $550,274  $577,789   $1,973,501   $1,973,501$2,072,176
----------- ----------- ---------- -------------- ----------- ---------- ----------- ----------- ----------- ----------- -----------

(1) Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.




                                                        C-7



                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                              SEPARATE ACCOUNT VUL-6
                                          VARIABLE UNIVERSAL LIFE POLICY

Annual Premium Each Year for 20 Policy Years: $11,500                                              Male, Preferred Nonsmoker, Age 45
Guideline Single Premium: $62,588                                                                              Face Amount: $250,000
Guideline Level Premium: $11,579                                                                             Death Benefit: Option 3
7-Pay Premium Limits: $13,964

 BASED ON GUARANTEED MONTHLY DEDUCTIONS, INCLUDING MORTALITY & EXPENSE RISK CHARGE, AND ADMINISTRATIVE CHARGE AND
                                        CURRENT AVERAGE PORTFOLIO EXPENSES

----------- ----------- ------------------------------------- -------------------------------------- ------------------------------
             Premiums             Hypothetical 0%                        Hypothetical 6%                        Hypothetical 12%
             Paid Plus         Gross Investment Return                Gross Investment Return                Gross Investment Return
                               -----------------------                -----------------------                -----------------------
             Interest
  Policy     At 5% Per  Net Cash   Accumulation     Death     Net Cash    Accumulation     Death      Net Cash   Accumulation  Death
   Year        Year       Value        Value       Benefit      Value        Value        Benefit      Value         Value   Benefit
   ----        ----       -----        -----       -------      -----        -----        -------      -----         -----   -------

    1        $12,075     $1,725       $8,800       $261,500    $2,314        $9,389  $261,500     $2,903       $9,978     $261,500
    2        $24,754     $10,550      $17,476      $273,000    $12,283      $19,208  $273,000    $14,088       $21,014    $273,000
    3        $38,066     $19,123      $25,898      $284,500    $22,572      $29,347  $284,500    $26,310       $33,086    $284,500
    4        $52,045     $27,438      $34,064      $296,000    $33,189      $39,815  $296,000    $39,677       $46,303    $296,000
    5        $66,722     $35,483      $41,958      $307,500    $44,139      $50,614  $307,500    $54,304       $60,780    $307,500

    6        $82,133     $43,248      $49,573      $319,000    $55,427      $61,752  $319,000    $70,325       $76,650    $319,000
    7        $98,315     $50,708      $56,883      $330,500    $67,049      $73,224  $330,500    $87,875       $94,050    $330,500
    8        $115,305    $58,940      $63,865      $342,000    $80,101      $85,026  $342,000    $108,217     $113,142    $342,000
    9        $133,146    $66,792      $70,492      $353,500    $93,452      $97,152  $353,500    $130,403     $134,103    $353,500
    10       $151,878    $74,278      $76,728      $365,000   $107,145      $109,595 $365,000    $154,689     $157,139    $365,000

    11       $171,547    $81,699      $82,924      $376,500   $121,613      $122,838 $376,500    $181,911     $183,136    $376,500
    12       $192,199    $88,686      $88,686      $388,000   $136,460      $136,460 $388,000    $211,877     $211,877    $388,000
    13       $213,884    $93,992      $93,992      $399,500   $150,478      $150,478 $399,500    $243,718     $243,718    $399,500
    14       $236,653    $98,808      $98,808      $411,000   $164,901      $164,901 $411,000    $279,067     $279,067    $411,000
    15       $260,561   $103,092     $103,092      $422,500   $179,742      $179,742 $422,500    $318,396     $318,396    $422,500

    16       $285,664   $106,783     $106,783      $434,000   $195,000      $195,000 $434,000    $362,017     $362,017    $463,383
    17       $312,022   $109,807     $109,807      $445,500   $210,675      $210,675 $445,500    $410,022     $410,022    $516,629
    18       $339,699   $112,070     $112,070      $457,000   $226,760      $226,760 $457,000    $462,837     $462,837    $573,919
    19       $368,758   $113,456     $113,456      $468,500   $243,244      $243,244 $468,500    $520,944     $520,944    $635,552
    20       $399,271   $113,841     $113,841      $480,000   $260,126      $260,126 $480,000    $584,886     $584,886    $701,864

  Age 60     $260,561   $103,092     $103,092      $422,500   $179,742      $179,742 $422,500    $318,396     $318,396    $422,500
  Age 65     $399,271   $113,841     $113,841      $480,000   $260,126      $260,126 $480,000    $584,886     $584,886    $701,864
  Age 70     $509,583    $43,363      $43,363      $480,000   $289,614      $289,614 $480,000    $945,946     $945,946   $1,087,838
  Age 75     $650,371      $0           $0            $0      $313,536      $313,536 $480,000   $1,535,299   $1,535,299  $1,612,064
----------- ----------- ---------- -------------- ----------- ---------- ----------- ----------- ----------- ---------- ------------

(1)

(1) Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient net cash value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

APPENDIX D

DEATH BENEFIT FACTORS


For policies on which the guideline premium test applies.

          Insured's                            Insured's                            Insured's
          Attained     Death Benefit           Attained     Death Benefit           Attained     Death Benefit
             Age           Factor                 Age           Factor                 Age           Factor

         40 or less         2.50                  60             1.30                  80             1.05
             41             2.43                  61             1.28                  81             1.05
             42             2.36                  62             1.26                  82             1.05
             43             2.29                  63             1.24                  83             1.05
             44             2.22                  64             1.22                  84             1.05

             45             2.15                  65             1.20                  85             1.05
             46             2.09                  66             1.19                  86             1.05
             47             2.03                  67             1.18                  87             1.05
             48             1.97                  68             1.17                  88             1.05
             49             1.91                  69             1.16                  89             1.05

             50             1.85                  70             1.15                  90             1.05
             51             1.78                  71             1.13                  91             1.04
             52             1.71                  72             1.11                  92             1.03
             53             1.64                  73             1.09                  93             1.02
             54             1.57                  74             1.07                  94             1.01

             55             1.50                  75             1.05                  95             1.00
             56             1.46                  76             1.05
             57             1.42                  77             1.05
             58             1.38                  78             1.05
             59             1.34                  79             1.05


The death benefit factor for ages after 95 is 1.00.



                                                        D-1

For policies on which the cash value accumulation test applies.


                  ----------- ----------- -----------             ---------- ----------- -----------
                   Attained                                       Attained
                     Age         Male       Female                   Age        Male       Female
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      0        12.16        14.66                    51         2.46        2.87
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      1        11.86        14.30                    52         2.39        2.78
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      2        11.52        13.89                    53         2.32        2.70
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      3        11.18        13.49                    54         2.26        2.63
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      4        10.85        13.09                    55         2.20        2.55
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      5        10.52        12.69                    56         2.14        2.48
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      6        10.19        12.30                    57         2.08        2.41
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      7         9.87        11.91                    58         2.03        2.34
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      8         9.55        11.54                    59         1.97        2.27
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      9         9.23        11.17                    60         1.92        2.21
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      10        8.93        10.81                    61         1.88        2.15
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      11        8.63        10.46                    62         1.83        2.09
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      12        8.35        10.12                    63         1.79        2.03
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      13        8.08         9.79                    64         1.75        1.98
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      14        7.83         9.47                    65         1.71        1.93
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      15        7.59         9.17                    66         1.67        1.87
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      16        7.36         8.87                    67         1.63        1.83
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      17        7.14         8.59                    68         1.60        1.78
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      18        6.93         8.31                    69         1.56        1.73
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      19        6.74         8.05                    70         1.53        1.69
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      20        6.54         7.79                    71         1.50        1.65
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      21        6.36         7.55                    72         1.47        1.61
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      22        6.17         7.30                    73         1.45        1.57
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      23        5.99         7.07                    74         1.42        1.54
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      24        5.81         6.84                    75         1.40        1.50
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      25        5.63         6.62                    76         1.38        1.47
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      26        5.45         6.41                    77         1.36        1.44
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      27        5.28         6.20                    78         1.34        1.41
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      28        5.11         5.99                    79         1.32        1.39
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      29        4.94         5.80                    80         1.30        1.36
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      30        4.78         5.61                    81         1.25        1.31
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      31        4.63         5.42                    82         1.24        1.29
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      32        4.48         5.25                    83         1.22        1.27
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      33        4.33         5.07                    84         1.21        1.25
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      34        4.19         4.91                    85         1.19        1.23
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      35        4.05         4.75                    86         1.18        1.21
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      36        3.92         4.59                    87         1.17        1.19
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      37        3.80         4.44                    88         1.16        1.18
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      38        3.67         4.30                    89         1.15        1.16
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      39        3.56         4.16                    90         1.14        1.15
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      40        3.44         4.03                    91         1.13        1.14
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      41        3.34         3.90                    92         1.12        1.13
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      42        3.23         3.78                    93         1.11        1.11
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      43        3.13         3.66                    94         1.10        1.10
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      44        3.03         3.55                    95         1.09        1.09
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      45        2.94         3.44                    96         1.07        1.07
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      46        2.85         3.34                    97         1.06        1.06
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      47        2.77         3.24                    98         1.05        1.05
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      48        2.69         3.14                    99         1.04        1.04
                  ----------- ----------- -----------             ---------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      49        2.61         3.05                    100        1.04        1.04
                  ----------- ----------- -----------
                  ----------- ----------- -----------             ---------- ----------- -----------
                      50        2.53         2.95
                  ----------- ----------- -----------

The death benefit factor for ages after age 100 is 1.04.



                                                        D-2
APPENDIX E

SURRENDER PENALTY

To calculate the surrender penalty that will apply on a full surrender of the policy, you total the surrender penalty calculated for the base policy, the surrender penalty calculated for each layer, if any, and the surrender penalty for each supplemental coverage segment, if any.

To calculate the surrender penalty of the base policy, you (a) find the surrender penalty factor for the current policy year; and (b) multiply this factor by the number of thousands of face amount of the base policy. This is the surrender penalty for the base policy. There is no surrender penalty for the base policy basic coverage after the first 12 policy years.

To calculate the surrender penalty that will apply on a full surrender of each layer, you (a) find the surrender penalty factor for the current layer year; and
(b) multiply this factor by the number of thousands of face amount of that layer. This is the surrender penalty for that coverage segment on the layer. There is no surrender penalty for a layer after 12 layer years.

Surrender penalties also apply to coverage, if any, provided under a supplemental adjustable life insurance rider. To calculate the surrender penalty that will apply on a full surrender of the supplemental coverage under the rider, you (a) find the surrender penalty factor for the current rider year; and
(b) multiply this factor by the number of thousands of face amount of the supplemental coverage under the rider. This is the surrender penalty for the rider coverage. There is no surrender penalty for the rider coverage after the first 16 rider years.

To calculate the surrender penalty that will apply on a full surrender of the supplemental coverage under a rider layer, you (a) find the surrender penalty factor for the current rider layer year; and (b) multiply this factor by the number of thousands of face amount of the supplemental coverage under the rider layer. This is the surrender penalty for the rider layer coverage. There is no surrender penalty for the rider layer coverage after the first 16 rider layer years.

The total of the surrender penalties for the base policy and any layers, plus the surrender penalties for the supplemental coverage, if any, under the supplemental coverage rider and any rider layers, are deducted from the policy's accumulation value, less any policy debt, to determine the net cash value payable upon a full surrender of the policy.

The surrender penalty factors that apply to your policy can be found in your policy data pages. The surrender penalty factors vary on the base policy and on each layer, as well as on the supplemental coverage rider and on each rider layer, by the insured's age at issue, sex, smoker or non-smoker status, and risk class, as well as how long the base policy, layer, supplemental coverage rider or supplemental coverage rider layer, as applicable, has been in force. Age at issue is determined separately for the base policy, each layer, the supplemental coverage rider, and each supplemental coverage rider layers. The smoker or non-smoker status and risk class also may vary among the base policy, each layer, the supplemental coverage rider, and each supplemental coverage rider layer. The surrender penalty factors for the base policy generally decrease each policy year on the policy anniversary. The surrender penalty factors for a layer generally decrease each layer year on the layer's anniversary. The surrender penalty factors for the supplemental coverage rider generally decrease each rider year on the rider's anniversary. The surrender penalty factors for a rider layer generally decrease each rider layer year on the rider layer's anniversary. The surrender penalty factors for any coverage segment are zero after the end of the surrender penalty period for the coverage segment.

A surrender penalty applies to full surrenders, partial surrenders in excess of the surrender penalty free withdrawal amount, and face amount decreases that occur during a surrender penalty period for the base policy, any layer, the supplemental coverage rider or any supplemental coverage rider layer. If the request for a surrender or partial surrender is effective on the last day of a policy year, layer year, rider year, or rider layer year, as applicable, the surrender or partial surrender will be determined using the surrender penalty factor that is effective on the following policy anniversary, layer anniversary, rider anniversary, or rider layer anniversary (the day following the effective date of the surrender or partial surrender).

Example of surrender penalty on a "sample" policy.

The following example shows how the surrender penalty is calculated for a full surrender of a policy. The example assumes that the policy has a base policy face amount of $400,000 and includes a supplemental coverage rider with a rider face amount of $100,000. The total face amount of the policy is, therefore, $500,000. This example assumes that no layers have been added to the policy and, therefore, it also assumes that no rider layers have been added to the rider.

The surrender penalty factors listed below are those that apply on this policy assuming the insured is a male, age 45 on the policy and rider dates, and who qualifies for our preferred, non-smoker underwriting class. This is only an example; see your own policy data page for the surrender penalty factors that apply to your policy.



-------------------------------------------------------------------------------------------------------------------

                                    Surrender Penalty Factor for Each $1,000 of
                                              Base Policy Face Amount

                     Policy Year                                      Surrender Penalty Factor
                     -----------                                      ------------------------
                          1                                                     $28.80
                          2                                                     $28.30
                          3                                                     $27.70
                          4                                                     $27.10
                          5                                                     $26.50
                          6                                                     $25.90
                          7                                                     $25.30
                          8                                                     $24.70
                          9                                                     $19.70
                          10                                                    $14.80
                          11                                                     $9.80
                          12                                                     $4.90
                         13+                                                     $0.00

                                    Surrender Penalty Factor for Each $1,000 of
                                      Supplemental Coverage Rider Face Amount

                     Policy Year                                      Surrender Penalty Factor
                     -----------                                      ------------------------
                          1                                                     $28.70
                          2                                                     $28.10
                          3                                                     $27.60
                          4                                                     $27.00
                          5                                                     $26.40
                          6                                                     $25.80
                          7                                                     $25.20
                          8                                                     $24.60
                          9                                                     $24.00
                          10                                                    $23.30
                          11                                                    $22.70
                          12                                                    $22.10
                          13                                                    $17.60
                          14                                                    $13.20
                          15                                                     $8.80
                          16                                                     $4.40
                         17+                                                     $0.00



To determine the amount of the surrender penalty for a full surrender of the policy, you follow these steps:

1.       For the base policy,

a.       Determine the face amount of the base policy;

b.       Divide (a) by $1,000;

c.       Determine the policy year during which the surrender occurs;

     d. Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in (c);

     e.  Multiply the result of (b) times (d).

2.       For the supplemental coverage rider:

a.       Determine the face amount of the rider;

     b.  Divide (a) by $1,000;

     c.  Determine the rider year during which the surrender occurs;

d. Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in (c);

e.       Multiply the result of (b) times (d).

Let us assume the policy is surrendered during the 7th policy and rider year.

Following the steps, above, we determine the surrender penalty as follows:

1.   The surrender penalty for the base policy:

     a.  The face amount of the base policy is $400,000;

b.       Divide (a) by $1,000; the result is 400 ($400,000 divided by $1,000);

c.       The policy year is Year 7;

d. The surrender penalty factor for Year 7 is $25.30 for each $1,000 of base policy face amount;

e.       The result of (b) times (d) is $10,120 (400 times $25.30).


2.       The surrender penalty for the rider:

a.       The face amount of the rider is $100,000;

b.       Divide (a) by $1,000; the result is 100 ($100,000 divided by $1,000);

c.       The rider year is Year 7;

d. The surrender penalty factor for Year 7 is $25.20 for each $1,000 of rider face amount;

e.       The result of (b) times (d) is $2,520 (100 times $25.20).

The full surrender penalty for the policy is $12,640. This is the sum of the surrender penalty for the base policy ($10,120) plus the surrender penalty for the rider ($2,520).

The surrender penalty is deducted from the accumulation value, less any policy debt, to provide the net cash value available on a full surrender.

The method of calculating a surrender penalty for a partial surrender is shown in the Partial Surrenders section of the prospectus. The method of calculating a surrender penalty for a face amount decrease is shown in the Option to Change the Face Amount section of the prospectus.

Maximum Surrender Penalty Example

The maximum surrender penalty factor for the base policy applies to a policy issued insuring a male, age 59, qualifying for our preferred nonsmoker rating class. The maximum surrender penalty factor applies for surrenders, partial surrenders and decreases in face amounts that occur during the first policy year. Listed below are the surrender penalty factors that apply to a policy issued, without riders, to such a person.





                                    Surrender Penalty Factor for Each $1,000 of
                                              Base Policy Face Amount

                     Policy Year                                      Surrender Penalty Factor
                     -----------                                      ------------------------
                          1                                                     $45.50
                          2                                                     $44.00
                          3                                                     $42.60
                          4                                                     $41.20
                          5                                                     $39.70
                          6                                                     $38.30
                          7                                                     $36.90
                          8                                                     $35.50
                          9                                                     $28.40
                          10                                                    $21.30
                          11                                                    $14.20
                          12                                                     $7.10
                         13+                                                     $0.00



If this hypothetical policy had a face amount of $500,000 of basic coverage, and if it were surrendered during the first policy year, the maximum surrender penalty factor applicable to the TransAccumulator VUL policy would apply and would be $22,750.